UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805

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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497

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Date of fiscal year end: 12/31

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Date of reporting period: 12/31/16

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ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Lifestyle Portfolios

Annual report 12/31/16

A message to shareholders

Dear shareholder,

Financial markets are by their very nature unpredictable, but few market observers could have imagined the dramatic twists and turns that would come to characterize 2016. Last year began with a sharp stock market correction in the United States as investors worried about the toll that rapidly declining oil and commodity prices would have on the energy sector and the broader economy. It was short lived, as oil prices soon reversed course and stocks rallied. Returns further accelerated after the presidential election victory of Donald Trump, as investors quickly began to price in the prospects for a rollback of industry regulations, an increase in fiscal spending, higher borrowing rates, and higher inflation.

The bond markets were just as volatile: Interest rates trended down for the first half of the year, with the yield on 10-year U.S. Treasuries hitting an all-time low in July in the wake of the U.K.'s surprise vote to leave the European Union. Since then, yields have climbed and prices have fallen based on expectations for growth and inflation, pushing investors away from bonds and into stocks. The U.S. Federal Reserve raised short-term interest rates in December and hinted at multiple rate increases in 2017, which will put further upward pressure on yields.

Internationally, fears of an economic slowdown in China led to a sharp drop in equity and commodity prices early in the period. Developed equity markets posted muted gains for the year, while several emerging markets benefited from the rebound in oil and commodity prices. A strengthening U.S. dollar will represent a headwind for investors in some of these markets as returns are translated back into U.S. dollars. Emerging economies repaying increasingly more expensive dollar-denominated debt could also encounter challenges.

Should the markets sustain their volatile nature in 2017, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Lifestyle Portfolios

Table of contents

2	Lifestyle Portfolios at a glance
5	Discussion of portfolio performance
9	John Hancock Lifestyle Aggressive Portfolio
10	John Hancock Lifestyle Growth Portfolio
11	John Hancock Lifestyle Balanced Portfolio
12	John Hancock Lifestyle Moderate Portfolio
13	John Hancock Lifestyle Conservative Portfolio
14	Your expenses
18	Portfolios' investments
23	Financial statements
28	Financial highlights
38	Notes to financial statements
59	Auditor's report
60	Tax information
61	Trustees and officers
65	More information

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       1

Lifestyle Portfolios at a glance

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The portfolios posted positive returns, but underperformed their benchmarks

The Lifestyle portfolios trailed their respective benchmarks in 2016, with the performance of the underlying fund managers representing the leading cause of the shortfall.

Stocks posted gains, highlighted by the United States

Growing optimism about the global economic outlook outweighed the various headwinds that cropped up throughout the course of the year.

Bonds finished in positive territory, led by high yield

Investment-grade bonds posted narrow gains on the strength of their first-half return, while high-yield issues significantly outperformed thanks to the improving prospects for U.S. economic growth.

PORTFOLIO ALLOCATION AS OF 12/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       2

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16 (%)

Lifestyle Aggressive Portfolio

Lifestyle Growth Portfolio

Lifestyle Balanced Portfolio

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       3

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16 (%)

Lifestyle Moderate Portfolio

Lifestyle Conservative Portfolio

Lifestyle Aggressive Blended Index is composed of 70% Russell 3000 Index and 30% MSCI All Country World ex-USA Index.

Lifestyle Growth Blended Index is composed of 56% Russell 3000 Index, 24% MSCI All Country World ex-USA Index, 16% Bloomberg Barclays U.S. Aggregate Bond Index, and 4% Bank of America Merrill Lynch U.S. High Yield Master II Index.

Lifestyle Balanced Blended Index is composed of 42% Russell 3000 Index, 18% MSCI All Country World ex-USA Index, 32% Bloomberg Barclays U.S. Aggregate Bond Index, and 8% Bank of America Merrill Lynch U.S. High Yield Master II Index.

Lifestyle Moderate Blended Index is composed of 28% Russell 3000 Index, 12% MSCI All Country World ex-USA Index, 48% Bloomberg Barclays U.S. Aggregate Bond Index, and 12% Bank of America Merrill Lynch U.S. High Yield Master II Index.

Lifestyle Conservative Blended Index is composed of 14% Russell 3000 Index, 6% MSCI All Country World ex-USA Index, 64% Bloomberg Barclays U.S. Aggregate Bond Index, and 16% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the portfolios' objectives, risks, and strategy, see the portfolios' prospectuses.

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       4

Discussion of portfolio performance

An interview with Portfolio Manager Robert M. Boyda, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Robert M. Boyda
Portfolio Manager
John Hancock Asset Management

"The Lifestyle portfolios trailed their respective benchmarks for the 12 months ended December 31, 2016..."

How did the global financial markets perform during 2016?

Financial assets generally performed well in the annual period, but the year was characterized by unexpected headlines and above-average market volatility.

For the U.S. equity market, 2016 began on a down note as continued worries about declining commodity prices and China's shaky economic growth led to a sharp downturn in the first six weeks of the year. However, the combination of favorable actions by foreign central banks, together with a series of U.S. Federal Reserve (Fed) statements indicating that it was likely to maintain a gradual approach to raising rates, sparked a recovery mid-way through the first quarter. The rally carried through the summer, with only a brief interruption in late June stemming from the U.K.'s unexpected vote to leave the European Union (Brexit). Stocks subsequently lost steam in September and October amid the uncertainty that characterized the lead-up to the U.S. presidential elections, but Donald Trump's surprising victory—together with the Republican sweep of Congress—fueled a significant advance in the final two months of the year. Investors reacted favorably to the pro-business nature of Trump's proposals, including higher infrastructure spending, lower corporate tax rates, and the possibility of reduced regulations, providing a tailwind for stock prices.

With this as background, U.S. large-cap equities returned 11.96% in 2016, as measured by the S&P 500 Index, while the small-cap Russell 2000 Index outperformed with a return of 21.31%. At the style level, value stocks significantly outpaced their growth counterparts.

Developed-market international equities encountered more challenging conditions, but they nonetheless closed with a gain of 1.51% (as gauged by the MSCI EAFE Index). European stocks were harder hit in the immediate aftermath of the Brexit vote, and they weakened further in the third quarter on concerns about the health of the region's banking sector. Currency translation also played a significant role, with the declining value of foreign currencies relative to the U.S. dollar reducing returns for U.S.-based investors.

In contrast, emerging-market stocks overcame currency headwinds to finish with a solid return of 11.60% (based on the MSCI Emerging Markets Index). The backdrop of improving global growth, recovering commodity prices, and low global interest rates provided a firm foundation for the asset class. In addition, investors were encouraged by signs of stronger-than-expected growth in both China and Russia, as well as the reform-minded nature of Brazil's new government.

Investment-grade bonds had a mediocre year, capped off by a challenging fourth quarter. U.S. Treasuries and other interest-rate sensitive market segments performed very well in the first half thanks to the backdrop of supportive central bank policy and periodic flights to quality. However, yields began to rise later in the year—particularly in the wake of Trump's victory—on the fear that the Fed would take a more aggressive approach to raising rates in 2017. Despite this late weakness, the Bloomberg Barclays Aggregate Bond Index nonetheless closed the year with a gain of 2.65%. High-yield bonds, for their part, performed very well and outpaced investment-grade debt by a wide margin. Hopes for stronger economic growth, together with the rebound in commodity prices, led to an improving outlook for the lower-rated companies represented in the asset class, propelling the BofA Merrill Lynch U.S. High Yield Index to a 12-month return of 17.49%.

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       5

"We continue to see both risks and opportunities in the current environment, and we believe equities are a more desirable asset class than bonds."

How did the portfolios perform during the annual period?

All five of the John Hancock Lifestyle Portfolios delivered positive absolute returns, with the more aggressive portfolios producing the strongest performance due to their higher weighting in equities. However, the funds underperformed their custom benchmarks and respective Morningstar peer group averages. The funds' results were hurt by the underperformance of the underlying managers, reflecting the headwinds faced by actively managed strategies during 2016. Asset allocation was also a slight detractor.

How were the portfolios positioned as of the end of the period?

We made no material changes to the core composition of the portfolios during the past 12 months. As always, we favor a globally diversified approach, with representation from a range of the world's traditional and alternative asset classes and investment strategies, including absolute return mandates that aim for positive returns even in the absence of rising capital markets.

We continue to see both risks and opportunities in the current environment. We believe equities are a more desirable asset class than bonds, notwithstanding the fact that we slightly increased bond exposure in four of the five portfolios. Since the U.S. presidential election, the nation's stock market has defied consensus expectations and rallied, as investors adopted a glass-is-half-full stance regarding potential Trump administration initiatives. While the rally has caused valuations to increase, this concern could be offset by stronger corporate earnings in 2017.

We hold a moderately favorable view on Europe and Japan, where central banks are keen to maintain strong policy accommodation and valuations appear more attractive than in the United States. However, headline risks—such as bank stress and slow economic growth—somewhat mute our enthusiasm.

Our view on emerging markets has been improving, as economic growth forecasts for some countries are being revised up, rather than down, for the first time in years. In addition, corporations' earnings and returns on equity both have begun to improve. We would also note that central banks in the emerging-market universe have more room than their developed-market counterparts to reduce interest rates and otherwise provide liquidity. Not least, we think valuations in the asset class remain attractive despite the double-digit return for the MSCI Emerging Markets Index in 2016.

We hold a less favorable outlook on global sovereign fixed income given that rates have been artificially suppressed by central banks for so long. U.S. Treasury yields rose sharply in November, mitigating some of our short-term valuation concerns, but our longer-term doubts remain in place. We feel somewhat better about high-yield bonds and emerging-market debt, the latter of which is one of our highest-conviction ideas despite the potential for further U.S. dollar strength.

We continue to believe special care should be taken to maintain a portfolio that can reasonably withstand unexpected shocks that might occur in the economic or geopolitical landscape, consistent with the level of risk investors are comfortable taking on. Increasingly, we believe a global portfolio should include not only traditional equity and fixed-income securities, but also more exposure to alternatives and non-traditional strategies, such as absolute-return approaches.

All five of the John Hancock Lifestyle Portfolios delivered positive absolute returns, with the more aggressive portfolios producing the strongest performance due to their higher weighting in equities. However, the funds underperformed their custom benchmarks and respective Morningstar peer group averages. In general, asset allocation across portfolios was a slight detractor. The performance of the underlying managers also detracted, as active management experienced headwinds in 2016.

LIFESTYLE AGGRESSIVE PORTFOLIO

The portfolio's Class A shares returned 6.92%, excluding sales charges, and its custom blended benchmark rose 10.44%. The funds in

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       6

Morningstar's allocation 85%+ Equity category averaged a gain of 8.45%. Both asset allocation and manager selection detracted from performance.

In terms of asset allocation, an allocation to defensive equities, together with underweights in mid-cap and small-cap U.S. stocks, was the primary detractor. Our dedicated sector positioning in financial and natural-resources stocks was a positive factor in performance. Financial stocks were boosted by the prospect of higher rates in the year ahead, while the natural resources sector was propelled by the recovery in commodity prices. An underweight in developed-market international stocks also added value.

At the manager level, Technical Opportunities (Wellington), Capital Appreciation (Jennison), Fundamental Large Cap Value (JHAM), and Mid Cap Stock (Wellington) were among the leading detractors. On the plus side, International Value (Franklin Templeton), Equity Income (T. Rowe Price), and Mid Value (T. Rowe Price) were among the top contributors. During the period, the portfolio's assets in Fundamental Large Cap Value were redeemed and invested in Fundamental Large Cap Core (JHAM).

LIFESTYLE GROWTH PORTFOLIO

The portfolio's Class A shares returned 6.69%, excluding sales charges, and its custom blended benchmark rose 9.54%. The funds in Morningstar's allocation 70%-85% equity category averaged a gain of 7.93%. Both asset allocation and manager selection detracted from performance.

In terms of asset allocation, an allocation to defensive equities, together with underweights in mid-cap and small-cap U.S. stocks, detracted. Our dedicated sector positioning in financial and natural-resources stocks was a positive factor in performance. Financial stocks were boosted by the prospect of higher rates in the year ahead, while the natural resources sector was propelled by the recovery in commodity prices. An underweight in developed-market international stocks also added value, as did our positioning in the fixed-income portfolio. However, an underweight in high yield offset some of these contributions.

At the manager level, Technical Opportunities (Wellington), Capital Appreciation (Jennison), Fundamental Large Cap Value (JHAM) and Blue Chip Growth (T. Rowe Price) were among the leading detractors. On the plus side, International Value (Franklin Templeton), Equity Income (T. Rowe Price), and Mid Value (T. Rowe Price) were among the top contributors. During the period, the portfolio's assets in Fundamental Large Cap Value were redeemed and invested in Fundamental Large Cap Core (JHAM).

LIFESTYLE BALANCED PORTFOLIO

The portfolio's Class A shares returned 6.73%, excluding sales charges, and its custom blended benchmark rose 8.59%. The funds in Morningstar's allocation 50%-70% equity category averaged a gain of 7.34%. Both asset allocation and manager selection detracted from performance.

In terms of asset allocation, our allocation to defensive equities, together with underweights in mid-cap and small-cap U.S. stocks, detracted. Our dedicated sector positioning in financial and natural-resources stocks was a positive factor in performance. Financial stocks were boosted by the prospect of higher rates in the year ahead, while the natural resources sector was propelled by the recovery in commodity prices. We also generated positive results from overweights in credit-oriented fixed-income sectors such as leveraged loans and multi-sector bonds, together with an underweight in core bonds. However, an underweight in high yield offset some of these contributions.

At the manager level, Technical Opportunities (Wellington), Capital Appreciation (Jennison), Blue Chip Growth (T. Rowe Price), and Alpha Opportunities (Wellington) were among the leading detractors. On the plus side, International Value (Franklin Templeton), Capital Appreciation Value (T. Rowe Price), and Equity Income (T. Rowe Price) were among the top contributors.

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       7

LIFESTYLE MODERATE PORTFOLIO

The portfolio's Class A shares returned 6.52%, excluding sales charges, and its custom blended benchmark rose 7.60%. The funds in Morningstar's allocation 30%-50% equity category averaged a gain of 6.62%. Both asset allocation and manager selection detracted modestly from performance.

In terms of asset allocation, our allocation to defensive equities, together with underweights in mid-cap and small-cap U.S. stocks, detracted. We generated positive results from overweights in credit-oriented fixed-income sectors such as leveraged loans and multi-sector bonds, together with an underweight in core bonds. However, the combination of an overweight in global bonds and an underweight in high yield offset some of these contributions. An underweight in developed-market international stocks and dedicated sector positioning in natural-resources stocks added value.

At the manager level, Fundamental Large Cap Value (JHAM), Capital Appreciation (Jennison), Blue Chip Growth (T. Rowe Price) and Strategic Income Opportunities (JHAM) were among the leading detractors. On the plus side, International Value (Franklin Templeton), Active Bond (JHAM), and Equity Income (T. Rowe Price) were among the top contributors. During the period, the portfolio's assets in Fundamental Large Cap Value were redeemed and invested in Fundamental Large Cap Core (JHAM).

LIFESTYLE CONSERVATIVE PORTFOLIO

The portfolio's Class A shares returned 5.40%, excluding sales charges, and its custom blended benchmark rose 6.57%. The funds in Morningstar's allocation 15%-30% equity category averaged a gain of 5.55%. Asset allocation detracted from performance, while the impact of manager selection was a small positive.

In terms of asset allocation, our allocation to defensive equities, together with underweights in mid-cap and small-cap U.S. stocks, detracted. We generated positive results from overweights in credit-oriented fixed-income sectors such as leveraged loans and multi-sector bonds, together with an underweight in core bonds. However, the combination of an overweight in global bonds and an underweight in high yield offset some of these contributions.

At the manager level, Strategic Income Opportunities (JHAM), Enduring Equity (Wellington), Fundamental Large Cap Value (JHAM), and Blue Chip Growth (T. Rowe Price) were among the leading detractors. On the plus side, Active Bond (JHAM), International Value (Franklin Templeton), and Emerging Markets Debt (JHAM) were among the top contributors. During the period, the portfolio's assets in Fundamental Large Cap Value were redeemed and invested in Fundamental Large Cap Core (JHAM).

The portfolios' performance depends on the subadvisors' ability to determine the strategic asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. The portfolios are subject to the same risks as the underlying funds in which they invest, which include the following: Stocks, bonds, and derivatives can decline due to adverse issuer, market, regulatory, or economic developments; foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability; the securities of small-capitalization companies are subject to higher volatility than larger, more established companies; and high-yield bonds are subject to additional risks, such as increased risk of default and interest-rate risk. Events in U.S. and global financial markets may at times result in unusually high market volatility. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Hedging and other strategic transactions may increase volatility and result in losses if not successful. For additional information on these and other risk considerations, please see the portfolios' prospectus.
The views expressed in this report are exclusively those of Robert M. Boyda, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

MANAGED BY

Robert M. Boyda On the portfolio since 2010 Investing since 1979
Marcelle Daher, CFA On the portfolio since 2013 Investing since 1999
Nathan W. Thooft, CFA On the portfolio since 2013 Investing since 2000

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       8

John Hancock Lifestyle Aggressive Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Aggressive Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

Index 1 is the S&P 500, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends), a free-float-adjusted market capitalization index that is designed to measure developed market equity performance.

Index 3 is 70% Russell 3000 Index and 30% MSCI All Country World ex-USA Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	86.6
U.S. Large Cap	31.8
International Large Cap	12.2
U.S. Mid Cap	8.6
International Strategic Equity Allocation	6.8
U.S. Strategic Equity Allocation	6.7
Emerging Markets	6.6
U.S. Small Cap	4.7
International Small Cap	4.0
Large Blend	3.9
Global Large Cap	1.3
Alternative and specialty	13.4
Technical Opportunities	2.7
Science & Technology	2.3
Financial Industries	1.8
Natural Resources	1.7
Global Focused Strategies	1.2
Real Estate	1.0
Currency	0.8
Redwood	0.7
Health Sciences	0.7
Seaport	0.5

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-16 (%)

	Class A	Class B	Class C	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Average annual total returns
1 year	1.59	1.20	5.08	7.18	6.48	6.78	6.59	7.10	7.30	7.38	7.26	11.96	1.51	10.44
5 year	8.74	8.73	9.06	9.51	9.40	9.71	9.49	9.90	10.17	10.35	10.29	14.66	7.02	11.91
10 year	3.28	3.18	3.06	3.37	3.43	3.13	3.50	3.85	4.14	3.28	4.27	6.95	1.22	5.44
Cumulative returns
5 year	52.06	51.99	54.32	57.53	56.69	58.93	57.37	60.30	62.32	63.65	63.20	98.18	40.39	75.50
10 year	38.06	36.72	35.16	39.25	40.16	36.06	41.06	45.86	50.02	38.03	51.86	95.72	12.90	69.77

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.41	2.11	2.11	1.09	1.75	1.50	1.65	1.35	1.05	1.00	1.03
Net (%)	1.40	2.11	2.11	1.09	1.75	1.50	1.65	1.25	1.05	0.98	1.03

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio's current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R2 shares were first offered on 3-1-12. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2 shares. Class R6 and Class I shares were first offered on 9-1-11 and 5-1-15, respectively. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R6 and Class I shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       9

John Hancock Lifestyle Growth Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Growth Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

Index 1 is the S&P 500, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 56% Russell 3000 Index, 24% MSCI All Country World ex-USA Index, 16% Bloomberg Barclays U.S. Aggregate Bond Index, and 4% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	69.8
U.S. Large Cap	26.1
International Large Cap	10.0
U.S. Mid Cap	6.8
U.S. Strategic Equity Allocation	6.1
International Strategic Equity Allocation	5.7
Emerging Markets	4.3
Large Blend	3.4
U.S. Small Cap	3.1
International Small Cap	3.0
Global Large Cap	1.3
Fixed Income	17.0
Multi-Sector Bond	5.4
Intermediate Bond	4.3
Global Bond	2.6
Bank Loan	2.0
Treasury Inflation-Protected Securities	1.5
High Yield Bond	1.2
Alternative and specialty	13.2
Global Absolute Return Strategies	2.2
Technical Opportunities	2.1
Science & Technology	1.8
Financial Industries	1.5
Currency	1.5
Natural Resources	1.4
Real Estate	1.0
Redwood	0.8
Health Sciences	0.6
Seaport	0.3

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-16 (%)

	Class A	Class B	Class C	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Class 5[1]	Index 1	Index 2	Index 3
Average annual total returns
1 year	1.38	0.96	4.94	6.97	6.24	6.56	6.44	6.85	7.05	7.16	7.03	7.09	11.96	2.65	9.54
5 year	7.89	7.92	8.22	8.70	8.61	8.85	8.71	9.13	9.37	9.47	9.42	9.47	14.66	2.23	10.22
10 year	3.74	3.65	3.53	3.86	3.93	3.66	4.00	4.36	4.63	4.13	4.71	4.76	6.95	4.34	5.55
Cumulative returns
5 year	46.21	46.42	48.41	51.74	51.15	52.81	51.80	54.75	56.49	57.21	56.85	57.19	98.18	11.67	62.70
10 year	44.37	43.07	41.51	46.03	47.01	43.28	48.04	53.23	57.27	49.82	58.48	59.25	95.72	53.00	71.59

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class 5 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Class 5
Gross (%)	1.37	2.07	2.07	1.06	1.72	1.47	1.62	1.32	1.02	0.97	1.00	0.95
Net (%)	1.36	2.07	2.07	1.06	1.72	1.47	1.62	1.22	1.02	0.95	1.00	0.95

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio's current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R2 shares were first offered on 3-1-12. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2 shares. Class R6 and Class I shares were first offered on 9-1-11 and 5-1-15, respectively. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R6 and Class I shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       10

John Hancock Lifestyle Balanced Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Balanced Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

Index 1 is the S&P 500, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 42% Russell 3000 Index, 18% MSCI All Country World ex-USA Index, 32% Bloomberg Barclays U.S. Aggregate Bond Index, and 8% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	51.5
U.S. Large Cap	20.5
International Large Cap	7.5
U.S. Mid Cap	4.7
U.S. Strategic Equity Allocation	4.5
International Strategic Equity Allocation	3.7
Large Blend	2.7
Emerging Markets	2.5
U.S. Small Cap	2.2
International Small Cap	1.9
Global Large Cap	1.3
Fixed Income	36.8
Multi-Sector Bond	12.0
Intermediate Bond	10.9
Global Bond	4.8
Bank Loan	4.3
Treasury Inflation-Protected Securities	2.5
High Yield Bond	2.3
Alternative and specialty	11.7
Global Absolute Return Strategies	2.4
Currency	1.6
Science & Technology	1.5
Financial Industries	1.2
Technical Opportunities	1.2
Real Estate	1.2
Natural Resources	1.0
Redwood	0.8
Health Sciences	0.5
Seaport	0.3

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-16 (%)

	Class A	Class B	Class C	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Class 5[1]	Index 1	Index 2	Index 3
Average annual total returns
1 year	1.42	0.99	4.99	7.01	6.39	6.66	6.48	6.90	7.10	7.13	7.16	7.13	11.96	2.65	8.59
5 year	6.42	6.44	6.76	7.23	7.13	7.38	7.25	7.67	7.88	7.97	7.94	7.99	14.66	2.23	8.52
10 year	3.76	3.66	3.56	3.90	3.90	3.68	4.04	4.40	4.66	4.14	4.73	4.77	6.95	4.34	5.56
Cumulative returns
5 year	36.48	36.60	38.68	41.76	41.12	42.77	41.91	44.69	46.11	46.72	46.52	46.87	98.18	11.67	50.47
10 year	44.66	43.25	41.83	46.61	46.57	43.52	48.57	53.75	57.64	50.03	58.77	59.42	95.72	53.00	71.83

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class 5 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Class 5
Gross (%)	1.34	2.04	2.04	1.03	1.69	1.44	1.59	1.29	0.99	0.94	0.97	0.92
Net (%)	1.33	2.04	2.04	1.03	1.69	1.44	1.59	1.19	0.99	0.92	0.97	0.92

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio's current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R2 shares were first offered on 3-1-12. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2 shares. Class R6 and Class I shares were first offered on 9-1-11 and 5-1-15, respectively. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R6 and Class I shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       11

John Hancock Lifestyle Moderate Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Moderate Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

Index 1 is the S&P 500, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 28% Russell 3000 Index, 12% MSCI All Country World ex-USA Index, 48% Bloomberg Barclays U.S. Aggregate Bond Index, and 12% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	36.0
U.S. Large Cap	14.1
International Large Cap	5.2
International Strategic Equity Allocation	4.8
U.S. Mid Cap	2.9
Large Blend	2.1
U.S. Strategic Equity Allocation	2.0
Global Large Cap	1.3
Emerging Markets	1.3
U.S. Small Cap	1.2
International Small Cap	1.1
Fixed Income	56.4
Intermediate Bond	22.3
Multi-Sector Bond	14.3
Global Bond	7.5
Bank Loan	5.6
Treasury Inflation-Protected Securities	3.7
High Yield Bond	3.0
Alternative and specialty	7.6
Global Absolute Return Strategies	2.6
Currency	1.8
Real Estate	1.0
Redwood	0.8
Natural Resources	0.6
Enduring Assets	0.5
Seaport	0.3

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-16 (%)

	Class A	Class B	Class C	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Class 5[1]	Index 1	Index 2	Index 3
Average annual total returns
1 year	1.20	0.61	4.69	6.78	6.03	6.35	6.18	6.53	6.82	6.90	6.84	6.90	11.96	2.65	7.60
5 year	4.89	4.86	5.22	5.74	5.54	5.83	5.65	6.05	6.28	6.42	6.40	6.44	14.66	2.23	6.78
10 year	3.86	3.74	3.65	4.03	3.98	3.77	4.06	4.40	4.69	3.78	4.82	4.87	6.95	4.34	5.48
Cumulative returns
5 year	26.98	26.79	28.98	32.22	30.93	32.73	31.62	34.16	35.60	36.52	36.37	36.65	98.18	11.67	38.85
10 year	45.98	44.42	43.07	48.47	47.68	44.72	48.89	53.85	58.19	44.94	60.14	60.89	95.72	53.00	70.50

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class 5 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Class 5
Gross (%)	1.29	1.99	1.99	0.97	1.63	1.38	1.53	1.23	0.93	0.88	0.91	0.86
Net (%)	1.28	1.99	1.99	0.97	1.63	1.38	1.53	1.13	0.93	0.86	0.91	0.86

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio's current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R2 shares were first offered on 3-1-12. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2 shares. Class R6 and Class I shares were first offered on 9-1-11 and 5-1-15, respectively. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R6 and Class I shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       12

John Hancock Lifestyle Conservative Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Conservative Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

Index 1 is the S&P 500, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 14% Russell 3000 Index, 6% MSCI All Country World ex-USA Index, 64% Bloomberg Barclays U.S. Aggregate Bond Index, and 16% Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	16.1
U.S. Large Cap	5.3
International Large Cap	3.1
International Strategic Equity Allocation	2.4
U.S. Strategic Equity Allocation	1.4
U.S. Mid Cap	1.2
Large Blend	0.9
Global Large Cap	0.9
Emerging Markets	0.5
U.S. Small Cap	0.4
Fixed Income	73.5
Intermediate Bond	30.1
Multi-Sector Bond	16.1
Global Bond	9.3
Bank Loan	6.0
Treasury Inflation-Protected Securities	5.6
Short-Term Bond	4.0
High Yield Bond	2.4
Alternative and specialty	10.4
Global Absolute Return Strategies	3.9
Currency	2.6
Enduring Assets	1.8
Real Estate	1.0
Redwood	0.5
Natural Resources	0.4
Seaport	0.2

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-16 (%)

	Class A	Class B	Class C	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Average annual total returns
1 year	0.16	-0.34	3.74	5.73	5.04	5.39	5.19	5.56	5.77	5.85	5.88	11.96	2.65	6.57
5 year	3.23	3.19	3.57	4.08	3.86	4.16	4.00	4.36	4.61	4.73	4.71	14.66	2.23	5.03
10 year	3.71	3.61	3.52	3.91	3.83	3.63	3.94	4.25	4.56	3.47	4.68	6.95	4.34	5.30
Cumulative returns
5 year	17.24	16.97	19.16	22.12	20.82	22.60	21.68	23.79	25.29	25.98	25.88	98.18	11.67	27.83
10 year	43.95	42.59	41.27	46.73	45.68	42.86	47.24	51.62	56.12	40.71	58.01	95.72	53.00	67.65

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class 5 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.27	1.97	1.97	0.95	1.61	1.36	1.51	1.21	0.91	0.86	0.89
Net (%)	1.26	1.97	1.97	0.95	1.61	1.36	1.51	1.11	0.91	0.84	0.89

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio's current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class R2 shares were first offered on 3-1-12. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2 shares. Class R6 and Class I shares were first offered on 9-1-11 and 5-1-15, respectively. The returns prior to this date are those of Class 1 shares that have been recalculated to apply the gross fees and expenses of Class R6 and Class I shares, as applicable.
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       13

Your expenses

As a shareholder of a John Hancock Funds II Lifestyle Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses which each portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which each portfolio invests. Because underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

Actual expenses:

The first line of each share class in the tables below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios' prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       14

SHAREHOLDER EXPENSE EXAMPLE CHART

		Beginning account value 7-1-2016	Ending account value 12-31-2016	Expenses paid during period[1] 7-1-2016-12-31-2016	Annualized expense ratio[2]
Lifestyle Aggressive Portfolio
Class A	Actual	$1,000.00	$1,067.70	$2.49	0.48%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.44	0.48%
Class B	Actual	1,000.00	1,063.60	6.17	1.19%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.04	1.19%
Class C	Actual	1,000.00	1,063.60	6.17	1.19%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.04	1.19%
Class I	Actual	1,000.00	1,069.60	0.94	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.92	0.18%
Class R1	Actual	1,000.00	1,065.50	4.57	0.88%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.47	0.88%
Class R2	Actual	1,000.00	1,067.10	3.07	0.59%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.00	0.59%
Class R3	Actual	1,000.00	1,065.90	3.79	0.73%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.71	0.73%
Class R4	Actual	1,000.00	1,068.80	1.77	0.34%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.40	1.73	0.34%
Class R5	Actual	1,000.00	1,070.10	0.68	0.13%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.66	0.13%
Class R6	Actual	1,000.00	1,070.90	0.31	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.31	0.06%
Class 1	Actual	1,000.00	1,069.70	0.62	0.12%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%
Lifestyle Growth Portfolio
Class A	Actual	$1,000.00	$1,057.00	$2.43	0.47%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.39	0.47%
Class B	Actual	1,000.00	1,053.50	6.14	1.19%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.04	1.19%
Class C	Actual	1,000.00	1,053.60	6.14	1.19%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.04	1.19%
Class I	Actual	1,000.00	1,058.30	0.93	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.92	0.18%
Class R1	Actual	1,000.00	1,054.60	4.23	0.82%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.17	0.82%
Class R2	Actual	1,000.00	1,056.30	3.00	0.58%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	2.95	0.58%
Class R3	Actual	1,000.00	1,055.90	3.51	0.68%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.46	0.68%
Class R4	Actual	1,000.00	1,057.90	1.76	0.34%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.40	1.73	0.34%
Class R5	Actual	1,000.00	1,059.20	0.67	0.13%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.66	0.13%
Class R6	Actual	1,000.00	1,059.40	0.31	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.31	0.06%
Class 1	Actual	1,000.00	1,058.90	0.57	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.56	0.11%
Class 5	Actual	1,000.00	1,058.80	0.31	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.31	0.06%
Lifestyle Balanced Portfolio
Class A	Actual	$1,000.00	$1,044.00	$2.41	0.47%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.39	0.47%

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       15

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

Class B	Actual	1,000.00	1,041.00	6.11	1.19%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.04	1.19%
Class C	Actual	1,000.00	1,041.00	6.11	1.19%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.04	1.19%
Class I	Actual	1,000.00	1,045.80	0.93	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.92	0.18%
Class R1	Actual	1,000.00	1,042.30	4.31	0.84%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.27	0.84%
Class R2	Actual	1,000.00	1,043.70	3.03	0.59%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.00	0.59%
Class R3	Actual	1,000.00	1,043.50	3.70	0.72%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.66	0.72%
Class R4	Actual	1,000.00	1,044.80	1.70	0.33%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%
Class R5	Actual	1,000.00	1,045.80	0.67	0.13%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.66	0.13%
Class R6	Actual	1,000.00	1,046.40	0.31	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.31	0.06%
Class 1	Actual	1,000.00	1,046.80	0.57	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.56	0.11%
Class 5	Actual	1,000.00	1,046.30	0.31	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.31	0.06%
Lifestyle Moderate Portfolio
Class A	Actual	$1,000.00	$1,027.60	$2.45	0.48%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.44	0.48%
Class B	Actual	1,000.00	1,023.20	6.10	1.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.09	1.20%
Class C	Actual	1,000.00	1,023.90	6.10	1.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.09	1.20%
Class I	Actual	1,000.00	1,029.30	0.92	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.92	0.18%
Class R1	Actual	1,000.00	1,025.20	4.33	0.85%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.32	0.85%
Class R2	Actual	1,000.00	1,027.10	3.06	0.60%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.05	0.60%
Class R3	Actual	1,000.00	1,026.30	3.67	0.72%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.66	0.72%
Class R4	Actual	1,000.00	1,027.70	1.73	0.34%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.40	1.73	0.34%
Class R5	Actual	1,000.00	1,029.40	0.71	0.14%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.71	0.14%
Class R6	Actual	1,000.00	1,029.80	0.36	0.07%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.36	0.07%
Class 1	Actual	1,000.00	1,029.50	0.61	0.12%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%
Class 5	Actual	1,000.00	1,029.80	0.36	0.07%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.36	0.07%
Lifestyle Conservative Portfolio
Class A	Actual	$1,000.00	$1,010.00	$2.43	0.48%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.44	0.48%
Class B	Actual	1,000.00	1,006.40	6.05	1.20%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.09	1.20%
Class C	Actual	1,000.00	1,007.10	6.05	1.20%

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       16

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.09	1.20%
Class I	Actual	1,000.00	1,011.50	0.91	0.18%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.92	0.18%
Class R1	Actual	1,000.00	1,008.30	4.44	0.88%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.47	0.88%
Class R2	Actual	1,000.00	1,010.30	3.03	0.60%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.05	0.60%
Class R3	Actual	1,000.00	1,009.10	3.48	0.69%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.51	0.69%
Class R4	Actual	1,000.00	1,010.70	1.72	0.34%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.40	1.73	0.34%
Class R5	Actual	1,000.00	1,011.80	0.71	0.14%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.71	0.14%
Class R6	Actual	1,000.00	1,012.10	0.35	0.07%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.36	0.07%
Class 1	Actual	1,000.00	1,012.70	0.61	0.12%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) and divided by 366 (to reflect the one-half year period).
[2]	The portfolios' expense ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios was as follows:

Period ended	Lifestyle Aggressive	Lifestyle Growth	Lifestyle Balanced	Lifestyle Moderate	Lifestyle Conservative
12-31-16	0.66%-3.77%	0.60%-3.77%	0.60%-3.77%	0.60%-3.77%	0.60%-3.77%

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       17

Portfolios' investments

INVESTMENT COMPANIES

Underlying Funds' Investment Managers
Allianz Global Investors U.S. LLC	(Allianz)
Baillie Gifford Overseas Ltd.	(Baillie Gifford)
Barrow, Hanley, Mewhinney & Strauss, LLC	(Barrow Hanley)
Boston Partners	(Boston Partners)
Brandywine Asset Management, Inc.	(Brandywine)
Deutsche Investment Management Americas, Inc.	(Deutsche)
Dimensional Fund Advisors LP	(DFA)
Epoch Investment Partners, Inc.	(Epoch)
First Quadrant, L.P.	(First Quadrant)
Franklin Templeton Investments Corp.	(Franklin Templeton)
Invesco Advisers, Inc.	(Invesco)
Jennison Associates LLC	(Jennison)
John Hancock Asset Management	(JHAM)
Pacific Investment Management Company LLC	(PIMCO)
Standard Life Investments (Corporate Funds) Limited	(Standard Life)
Stone Harbor Investment Partners LP	(Stone Harbor)
T. Rowe Price Associates, Inc.	(T.Rowe Price)
Templeton Investment Counsel, LLC	(Templeton)
Wellington Management Company LLP	(Wellington)
Wells Capital Management, Incorporated	(Wells Capital)
Western Asset Management Company	(WAMCO)

LIFESTYLE AGGRESSIVE PORTFOLIO

As of 12-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 86.6%
Alpha Opportunities, Class NAV (Wellington)	3,643,070	$39,855,187
Blue Chip Growth, Class NAV (T. Rowe Price)	5,143,532	158,729,394
Capital Appreciation, Class NAV (Jennison)	10,507,967	154,046,790
Capital Appreciation Value, Class NAV (T.Rowe Price)	15,818,261	174,791,783
Disciplined Value, Class NAV (Boston Partners)	7,848,421	152,180,881
Emerging Markets, Class NAV (DFA)	13,905,033	125,562,451
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	14,446,576	125,396,277
Equity Income, Class NAV (T. Rowe Price)	10,950,988	210,149,456
Fundamental Global Franchise, Class NAV (JHAM) (A)(1)	4,332,397	51,035,634
Fundamental Large Cap Core, Class R6 (JHAM) (A)(1)	3,793,512	174,387,731
Global Equity, Class NAV (JHAM) (A)(1)	6,661,182	72,473,660
Global Shareholder Yield, Class NAV (Epoch)	3,990,697	41,503,249
Greater China Opportunities, Class NAV (JHAM) (A)(1)	652,277	11,440,942
International Growth Opportunities, Class NAV (Baillie Gifford)	6,162,387	74,688,133
International Growth, Class NAV (Wellington)	1,072,656	21,817,820
International Growth Stock, Class NAV (Invesco)	10,411,130	123,996,561
International Small Cap, Class NAV (Franklin Templeton)	4,756,178	80,331,852
International Small Company, Class NAV (DFA)	7,925,816	80,526,289
International Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	27,316,496	271,252,804
International Value, Class NAV (Templeton)	12,842,750	191,999,111
International Value Equity, Class NAV (JHAM) (A)(1)	10,608,469	79,563,518
Mid Cap Stock, Class NAV (Wellington)	9,063,071	167,304,294
Mid Value, Class NAV (T. Rowe Price)	8,022,496	124,348,695
New Opportunities, Class NAV (Brandywine/Invesco/DFA)	1,050,865	28,184,201
Small Cap Core, Class NAV (JHAM) (A)(1)	2,317,780	28,184,201
Small Cap Growth, Class NAV (Wellington) (I)	4,082,536	33,068,539
Small Cap Value, Class NAV (Wellington)	1,855,377	39,723,618
Small Company Growth, Class NAV (Invesco)	1,838,334	33,090,021
Small Company Value, Class NAV (T. Rowe Price)	$926,559	26,481,070
Strategic Growth, Class NAV (JHAM) (A)(1)	9,874,794	154,046,790
U.S. Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	25,327,927	266,703,071
Value, Class NAV (Invesco)	4,734,230	53,260,087
Value Equity, Class NAV (Barrow Hanley)	8,403,799	93,366,206
Alternative and specialty - 13.4%
Absolute Return Currency, Class NAV (First Quadrant) (I)	3,177,427	31,297,651
Financial Industries, Class NAV (JHAM) (A)(1)	3,700,657	70,460,503
Global Focused Strategies, Class NAV (Standard Life)	5,006,448	48,061,900
Global Real Estate, Class NAV (Deutsche)	2,234,359	20,131,572
Health Sciences, Class NAV (T. Rowe Price)	6,556,617	26,685,432
Natural Resources, Class NAV (Jennison)	5,664,905	68,885,242
Real Estate Equity, Class NAV (T. Rowe Price)	1,965,974	20,131,572
Redwood, Class NAV (Boston Partners) (I)	2,819,905	29,157,814
Science & Technology, Class NAV (T. Rowe Price/Allianz)	8,663,771	92,442,438

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       18

	Shares	Value
Alternative and specialty - (continued)
Seaport, Class NAV (Wellington)	1,898,338	$19,970,520
Technical Opportunities, Class NAV (Wellington)	10,241,328	110,708,758
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $3,406,495,777)		$4,001,423,718
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.4218% (Y)	689,125	689,125
TOTAL SHORT-TERM INVESTMENTS (Cost $689,125)		$689,125
Total Investments (Lifestyle Aggressive Portfolio) (Cost $3,407,184,902) - 100.0%		$4,002,112,843
Other assets and liabilities, net - 0.0%		(1,337,131)
TOTAL NET ASSETS - 100.0%		$4,000,775,712

LIFESTYLE GROWTH PORTFOLIO

As of 12-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 69.8%
Alpha Opportunities, Class NAV (Wellington)	8,333,714	$91,170,829
Blue Chip Growth, Class NAV (T. Rowe Price)	13,020,653	401,817,359
Capital Appreciation, Class NAV (Jennison)	26,602,036	389,985,846
Capital Appreciation Value, Class NAV (T.Rowe Price)	51,866,727	573,127,338
Disciplined Value, Class NAV (Boston Partners)	18,036,181	349,721,546
Emerging Markets, Class NAV (DFA)	29,787,610	268,982,122
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	30,886,543	268,095,192
Equity Income, Class NAV (T. Rowe Price)	27,712,352	531,800,027
Fundamental Global Franchise, Class NAV (JHAM) (A)(1)	13,698,732	161,371,060
Fundamental Large Cap Core, Class R6 (JHAM) (A)(1)	8,863,786	407,468,231
Global Equity, Class NAV (JHAM) (A)(1)	20,726,572	225,505,109
Global Shareholder Yield, Class NAV (Epoch)	17,028,297	177,094,290
International Growth Opportunities, Class NAV (Baillie Gifford)	12,686,404	153,759,217
International Growth, Class NAV (Wellington)	2,012,317	40,930,534
International Growth Stock, Class NAV (Invesco)	28,222,809	336,133,654
International Small Cap, Class NAV (Franklin Templeton)	11,183,377	188,887,244
International Small Company, Class NAV (DFA)	18,816,519	191,175,831
International Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	71,533,964	710,332,260
International Value, Class NAV (Templeton)	30,225,280	451,867,939
International Value Equity, Class NAV (JHAM) (A)(1)	29,288,671	219,665,033
Mid Cap Stock, Class NAV (Wellington)	22,754,594	420,049,814
Mid Value, Class NAV (T. Rowe Price)	19,690,978	305,210,153
New Opportunities, Class NAV (Brandywine/Invesco/DFA)	2,351,520	63,067,767
Small Cap Core, Class NAV (JHAM) (A)(1)	5,186,494	63,067,767
Small Cap Growth, Class NAV (Wellington) (I)	8,004,156	64,833,665
Small Cap Value, Class NAV (Wellington)	3,633,835	77,800,398
Small Company Growth, Class NAV (Invesco)	3,583,847	64,509,242
Small Company Value, Class NAV (T. Rowe Price)	1,814,798	51,866,932
Strategic Growth, Class NAV (JHAM) (A)(1)	24,999,093	389,985,846
U.S. Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	72,502,178	$763,447,936
Value, Class NAV (Invesco)	11,582,045	130,298,007
Value Equity, Class NAV (Barrow Hanley)	21,275,012	236,365,378
Fixed income - 17.0%
Active Bond, Class NAV (JHAM) (A)(1)	26,224,547	259,885,266
Asia Pacific Total Return Bond, Class NAV (JHAM) (A)(1)	7,820,678	72,028,442
Core Bond, Class NAV (Wells Capital)	6,521,917	83,350,102
Emerging Markets Debt, Class NAV (JHAM) (A)(1)	16,623,278	151,604,296
Floating Rate Income, Class NAV (WAMCO)	29,314,446	252,104,233
Global Bond, Class NAV (PIMCO)	3,061,213	36,122,313
Global Income, Class NAV (Stone Harbor)	7,095,672	65,493,056
Global Short Duration Credit, Class NAV (JHAM) (A)(1)	7,329,214	66,402,681
High Yield, Class NAV (JHAM) (A)(1)*	19,881,633	68,790,449
High Yield, Class NAV (WAMCO)	4,360,509	35,058,493
Real Return Bond, Class NAV (PIMCO)	16,706,696	183,272,450
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	19,715,657	189,467,468
Spectrum Income, Class NAV (T. Rowe Price)	14,704,020	154,539,251
Strategic Income Opportunities, Class NAV (JHAM) (A)(1)	26,631,078	282,289,430
Total Return, Class NAV (PIMCO)	14,546,138	192,590,861
U.S. High Yield Bond, Class NAV (Wells Capital)	4,507,957	49,903,081
Alternative and specialty - 13.2%
Absolute Return Currency, Class NAV (First Quadrant) (I)	19,101,835	188,153,071
Financial Industries, Class NAV (JHAM) (A)(1)	9,937,148	189,203,302
Global Absolute Return Strategies, Class NAV (Standard Life) (I)	27,985,219	283,490,264
Global Real Estate, Class NAV (Deutsche)	6,999,752	63,067,767
Health Sciences, Class NAV (T. Rowe Price)	19,342,221	78,722,841
Natural Resources, Class NAV (Jennison)	13,952,264	169,659,531
Real Estate Equity, Class NAV (T. Rowe Price)	6,123,240	62,701,974
Redwood, Class NAV (Boston Partners) (I)	9,737,215	100,682,800
Science & Technology, Class NAV (T. Rowe Price/Allianz)	20,701,832	220,888,548
Seaport, Class NAV (Wellington)	3,603,016	37,903,728
Technical Opportunities, Class NAV (Wellington)	24,306,643	262,754,808
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $11,052,023,798)		$12,569,524,072
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.4218% (Y)	1,001	1,001
TOTAL SHORT-TERM INVESTMENTS (Cost $1,001)		$1,001
Total Investments (Lifestyle Growth Portfolio) (Cost $11,052,024,799) - 100.0%		$12,569,525,073
Other assets and liabilities, net - 0.0%		(2,975,284)
TOTAL NET ASSETS - 100.0%		$12,566,549,789

LIFESTYLE BALANCED PORTFOLIO

As of 12-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 51.5%
Alpha Opportunities, Class NAV (Wellington)	6,056,117	$66,253,917

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       19

	Shares	Value
Equity - (continued)
Blue Chip Growth, Class NAV (T. Rowe Price)	9,860,364	$304,290,833
Capital Appreciation, Class NAV (Jennison)	20,145,452	295,332,320
Capital Appreciation Value, Class NAV (T.Rowe Price)	55,049,119	608,292,760
Disciplined Value, Class NAV (Boston Partners)	13,349,135	258,839,723
Emerging Markets, Class NAV (DFA)	18,116,306	163,590,242
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	18,804,061	163,219,252
Equity Income, Class NAV (T. Rowe Price)	20,986,483	402,730,612
Fundamental Global Franchise, Class NAV (JHAM) (A)(1)	14,509,833	170,925,836
Fundamental Large Cap Core, Class R6 (JHAM) (A)(1)	6,644,471	305,446,352
Global Equity, Class NAV (JHAM) (A)(1)	19,797,226	215,393,819
Global Shareholder Yield, Class NAV (Epoch)	15,857,168	164,914,544
International Growth Opportunities, Class NAV (Baillie Gifford)	9,748,227	118,148,508
International Growth, Class NAV (Wellington)	1,487,433	30,254,382
International Growth Stock, Class NAV (Invesco)	19,309,032	229,970,565
International Small Cap, Class NAV (Franklin Templeton)	7,228,102	122,082,639
International Small Company, Class NAV (DFA)	12,139,946	123,341,849
International Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	48,499,948	481,604,479
International Value, Class NAV (Templeton)	23,304,901	348,408,265
International Value Equity, Class NAV (JHAM) (A)(1)	19,992,632	149,944,738
Mid Cap Stock, Class NAV (Wellington)	16,530,590	305,154,700
Mid Value, Class NAV (T. Rowe Price)	14,046,312	217,717,839
New Opportunities, Class NAV (Brandywine/Invesco/DFA)	1,452,277	38,950,058
Small Cap Core, Class NAV (JHAM) (A)(1)	3,203,130	38,950,058
Small Cap Growth, Class NAV (Wellington) (I)	6,533,132	52,918,369
Small Cap Value, Class NAV (Wellington)	2,969,010	63,566,494
Small Company Growth, Class NAV (Invesco)	2,942,893	52,972,078
Small Company Value, Class NAV (T. Rowe Price)	1,483,228	42,390,646
Strategic Growth, Class NAV (JHAM) (A)(1)	18,931,559	295,332,320
U.S. Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	55,031,906	579,485,979
Value, Class NAV (Invesco)	8,289,726	93,259,421
Value Equity, Class NAV (Barrow Hanley)	16,110,576	178,988,498
Fixed income - 36.8%
Active Bond, Class NAV (JHAM) (A)(1)	58,038,398	575,160,521
Asia Pacific Total Return Bond, Class NAV (JHAM) (A)(1)	13,692,009	126,103,402
Core Bond, Class NAV (Wells Capital)	18,343,892	234,434,938
Emerging Markets Debt, Class NAV (JHAM) (A)(1)	23,169,713	211,307,784
Floating Rate Income, Class NAV (WAMCO)	65,024,867	559,213,855
Global Bond, Class NAV (PIMCO)	13,256,947	156,431,969
Global Income, Class NAV (Stone Harbor)	13,759,317	126,998,495
Global Short Duration Credit, Class NAV (JHAM) (A)(1)	14,369,298	130,185,838
High Yield, Class NAV (JHAM) (A)(1)*	38,806,240	134,269,590
High Yield, Class NAV (WAMCO)	8,544,212	68,695,464
Investment Quality Bond, Class NAV (Wellington)	16,956,705	204,497,858
Real Return Bond, Class NAV (PIMCO)	29,073,320	318,934,315
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	44,649,328	429,080,038
Spectrum Income, Class NAV (T. Rowe Price)	33,971,593	357,041,439
Strategic Income Opportunities, Class NAV (JHAM) (A)(1)	60,770,405	644,166,292
Total Return, Class NAV (PIMCO)	30,489,477	$403,680,674
U.S. High Yield Bond, Class NAV (Wells Capital)	8,910,055	98,634,306
Alternative and specialty - 11.7%
Absolute Return Currency, Class NAV (First Quadrant) (I)	21,125,812	208,089,252
Financial Industries, Class NAV (JHAM) (A)(1)	8,430,314	160,513,187
Global Absolute Return Strategies, Class NAV (Standard Life) (I)	30,774,305	311,743,711
Global Real Estate, Class NAV (Deutsche)	10,231,090	92,182,123
Health Sciences, Class NAV (T. Rowe Price)	15,426,195	62,784,613
Natural Resources, Class NAV (Jennison)	10,394,174	126,393,155
Real Estate Equity, Class NAV (T. Rowe Price)	6,339,528	64,916,763
Redwood, Class NAV (Boston Partners) (I)	9,815,364	101,490,867
Science & Technology, Class NAV (T. Rowe Price/Allianz)	18,269,171	194,932,055
Seaport, Class NAV (Wellington)	3,477,860	36,587,087
Technical Opportunities, Class NAV (Wellington)	14,726,752	159,196,191
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $11,755,573,643)		$12,980,337,877
SHORT-TERM INVESTMENTS
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.4218% (Y)	1,635	1,635
TOTAL SHORT-TERM INVESTMENTS (Cost $1,635)		$1,635
Total Investments (Lifestyle Balanced Portfolio) (Cost $11,755,575,278) - 100.0%		$12,980,339,512
Other assets and liabilities, net - 0.0%		(3,316,557)
TOTAL NET ASSETS - 100.0%		$12,977,022,955

LIFESTYLE MODERATE PORTFOLIO

As of 12-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 36.0%
Alpha Opportunities, Class NAV (Wellington)	1,019,469	$11,152,996
Blue Chip Growth, Class NAV (T. Rowe Price)	1,513,756	46,714,522
Capital Appreciation, Class NAV (Jennison)	3,092,877	45,341,575
Capital Appreciation Value, Class NAV (T.Rowe Price)	15,779,257	174,360,792
Disciplined Value, Class NAV (Boston Partners)	2,483,262	48,150,453
Emerging Markets, Class NAV (DFA)	2,767,540	24,990,883
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	2,949,133	25,598,476
Equity Income, Class NAV (T. Rowe Price)	3,233,495	62,050,774
Fundamental Global Franchise, Class NAV (JHAM) (A)(1)	4,475,851	52,725,525
Fundamental Large Cap Core, Class R6 (JHAM) (A)(1)	2,612,741	120,107,725
Global Equity, Class NAV (JHAM) (A)(1)	5,667,100	61,658,047
Global Shareholder Yield, Class NAV (Epoch)	4,428,191	46,053,183
International Growth Opportunities, Class NAV (Baillie Gifford)	2,132,658	25,847,810
International Growth, Class NAV (Wellington)	413,102	8,402,485
International Growth Stock, Class NAV (Invesco)	3,837,493	45,704,538
International Small Cap, Class NAV (Franklin Templeton)	1,304,960	22,040,768
International Small Company, Class NAV (DFA)	2,169,367	22,040,768
International Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	19,420,816	192,848,706

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       20

	Shares	Value
Equity - (continued)
International Value, Class NAV (Templeton)	4,261,796	$63,713,850
International Value Equity, Class NAV (JHAM) (A)(1)	3,973,216	29,799,119
Mid Cap Stock, Class NAV (Wellington)	3,143,113	58,021,872
Mid Value, Class NAV (T. Rowe Price)	3,715,966	57,597,469
Small Cap Growth, Class NAV (Wellington) (I)	1,435,658	11,628,829
Small Cap Value, Class NAV (Wellington)	1,091,263	23,363,945
Small Company Growth, Class NAV (Invesco)	647,753	11,659,557
Strategic Growth, Class NAV (JHAM) (A)(1)	2,908,110	45,366,510
U.S. Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	7,577,457	79,790,623
Value Equity, Class NAV (Barrow Hanley)	2,480,009	27,552,895
Fixed income - 56.4%
Active Bond, Class NAV (JHAM) (A)(1)	31,797,261	315,110,852
Asia Pacific Total Return Bond, Class NAV (JHAM) (A)(1)	7,779,304	71,647,388
Core Bond, Class NAV (Wells Capital)	11,718,702	149,765,016
Emerging Markets Debt, Class NAV (JHAM) (A)(1)	9,798,826	89,365,297
Floating Rate Income, Class NAV (WAMCO)	26,094,778	224,415,095
Global Bond, Class NAV (PIMCO)	7,501,854	88,521,874
Global Income, Class NAV (Stone Harbor)	5,539,173	51,126,567
Global Short Duration Credit, Class NAV (JHAM) (A)(1)	5,789,517	52,453,021
High Yield, Class NAV (JHAM) (A)(1)*	15,632,383	54,088,045
High Yield, Class NAV (WAMCO)	3,443,683	27,687,212
Investment Quality Bond, Class NAV (Wellington)	11,433,289	137,885,469
Real Return Bond, Class NAV (PIMCO)	13,503,920	148,138,007
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	16,244,824	156,112,758
Spectrum Income, Class NAV (T. Rowe Price)	12,435,942	130,701,756
Strategic Income Opportunities, Class NAV (JHAM) (A)(1)	22,215,053	235,479,560
Total Return, Class NAV (PIMCO)	21,897,300	289,920,258
U.S. High Yield Bond, Class NAV (Wells Capital)	3,573,005	39,553,160
Alternative and specialty - 7.6%
Absolute Return Currency, Class NAV (First Quadrant) (I)	7,323,190	72,133,423
Enduring Assets, Class NAV (Wellington)	1,910,111	20,037,062
Global Absolute Return Strategies, Class NAV (Standard Life) (I)	10,673,246	108,119,987
Global Real Estate, Class NAV (Deutsche)	2,223,869	20,037,062
Natural Resources, Class NAV (Jennison)	1,905,086	23,165,842
Real Estate Equity, Class NAV (T. Rowe Price)	1,956,744	20,037,062
Redwood, Class NAV (Boston Partners) (I)	2,926,109	30,255,964
Seaport, Class NAV (Wellington)	1,009,472	10,619,644
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $3,799,172,735)		$4,010,662,076
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.4218% (Y)	1,253	1,253
TOTAL SHORT-TERM INVESTMENTS (Cost $1,253)		$1,253
Total Investments (Lifestyle Moderate Portfolio) (Cost $3,799,173,988) - 100.0%		$4,010,663,329
Other assets and liabilities, net - 0.0%		(814,736)
TOTAL NET ASSETS - 100.0%		$4,009,848,593

LIFESTYLE CONSERVATIVE PORTFOLIO

As of 12-31-16
	Shares	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 16.1%
Alpha Opportunities, Class NAV (Wellington)	514,172	$5,625,040
Blue Chip Growth, Class NAV (T. Rowe Price)	295,767	9,127,379
Capital Appreciation, Class NAV (Jennison)	603,747	8,850,926
Capital Appreciation Value, Class NAV (T.Rowe Price)	7,260,209	80,225,314
Disciplined Value, Class NAV (Boston Partners)	484,703	9,398,388
Emerging Markets, Class NAV (DFA)	939,725	8,485,721
Emerging Markets Equity, Class NAV (JHAM) (A)(1)	926,533	8,042,309
Equity Income, Class NAV (T. Rowe Price)	631,114	12,111,085
Fundamental Global Franchise, Class NAV (JHAM) (A)(1)	2,340,894	27,575,727
Fundamental Large Cap Core, Class R6 (JHAM) (A)(1)	729,210	33,521,777
Global Equity, Class NAV (JHAM) (A)(1)	2,668,541	29,033,724
Global Shareholder Yield, Class NAV (Epoch)	2,130,495	22,157,150
International Growth, Class NAV (Wellington)	127,342	2,590,132
International Growth Stock, Class NAV (Invesco)	1,663,506	19,812,361
International Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	7,616,284	75,629,693
International Value, Class NAV (Templeton)	2,556,840	38,224,762
International Value Equity, Class NAV (JHAM) (A)(1)	984,201	7,381,509
Mid Cap Stock, Class NAV (Wellington)	1,033,630	19,080,806
Mid Value, Class NAV (T. Rowe Price)	1,175,404	18,218,761
Small Cap Growth, Class NAV (Wellington) (I)	858,052	6,950,224
Small Cap Value, Class NAV (Wellington)	328,261	7,028,068
Strategic Growth, Class NAV (JHAM) (A)(1)	576,592	8,994,834
U.S. Strategic Equity Allocation, Class NAV (JHAM) (A)(1)	4,058,837	42,739,555
Value Equity, Class NAV (Barrow Hanley)	484,048	5,377,769
Fixed income - 73.5%
Active Bond, Class NAV (JHAM) (A)(1)	33,558,706	332,566,776
Asia Pacific Total Return Bond, Class NAV (JHAM) (A)(1)	6,502,483	59,887,866
Core Bond, Class NAV (Wells Capital)	12,679,496	162,043,958
Emerging Markets Debt, Class NAV (JHAM) (A)(1)	11,050,984	100,784,975
Floating Rate Income, Class NAV (WAMCO)	21,979,653	189,025,017
Global Bond, Class NAV (PIMCO)	8,299,613	97,935,436
Global Income, Class NAV (Stone Harbor)	3,464,460	31,976,969
Global Short Duration Credit, Class NAV (JHAM) (A)(1)	3,613,659	32,739,751
High Yield, Class NAV (JHAM) (A)(1)*	9,810,350	33,943,812
High Yield, Class NAV (WAMCO)	2,123,675	17,074,346
Investment Quality Bond, Class NAV (Wellington)	12,096,492	145,883,690

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       21

	Shares	Value
Fixed income - (continued)
Real Return Bond, Class NAV (PIMCO)	16,089,530	$176,502,149
Short Duration Credit Opportunities, Class NAV (Stone Harbor)	14,766,808	141,909,027
Short Term Government Income, Class NAV (JHAM) (A)(1)	13,355,902	126,079,718
Spectrum Income, Class NAV (T. Rowe Price)	11,292,892	118,688,295
Strategic Income Opportunities, Class NAV (JHAM) (A)(1)	20,159,969	213,695,666
Total Return, Class NAV (PIMCO)	23,176,671	306,859,122
U.S. High Yield Bond, Class NAV (Wells Capital)	2,233,160	24,721,081
Alternative and specialty - 10.4%
Absolute Return Currency, Class NAV (First Quadrant) (I)	8,447,981	83,212,614
Enduring Assets, Class NAV (Wellington)	5,264,747	55,227,193
Global Absolute Return Strategies, Class NAV (Standard Life) (I)	12,311,131	124,711,753
Global Real Estate, Class NAV (Deutsche)	1,564,260	14,093,980
Natural Resources, Class NAV (Jennison)	1,012,945	12,317,416
Real Estate Equity, Class NAV (T. Rowe Price)	1,730,685	17,722,217
Redwood, Class NAV (Boston Partners) (I)	1,608,441	16,631,275
Seaport, Class NAV (Wellington)	481,544	5,065,847
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $3,090,991,251)		$3,147,482,963
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.4218% (Y)	1,224	1,224
TOTAL SHORT-TERM INVESTMENTS (Cost $1,224)		$1,224
Total Investments (Lifestyle Conservative Portfolio) (Cost $3,090,992,475) - 100.0%		$3,147,484,187
Other assets and liabilities, net - 0.0%		(947,417)
TOTAL NET ASSETS - 100.0%		$3,146,536,770

(A)	The subadvisor is an affiliate of the advisor.
(G)	The portfolio's subadvisor is shown parenthetically.
(I)	Non-income producing.
(Y)	The rate shown is the annualized seven-day yield as of 12-31-16.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
*	Formerly known as Focused High Yield Fund.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       22

Financial statements

STATEMENTS OF ASSETS AND LIABILITIES 12-31-16

	Lifestyle Aggressive Portfolio	Lifestyle Growth Portfolio	Lifestyle Balanced Portfolio	Lifestyle Moderate Portfolio	Lifestyle Conservative Portfolio
Assets
Investments in unaffiliated funds, at value	$689,125	$1,001	$1,635	$1,253	$1,224
Investments in affiliated funds, at value	4,001,423,718	12,569,524,072	12,980,337,877	4,010,662,076	3,147,482,963
Total investments, at value	4,002,112,843	12,569,525,073	12,980,339,512	4,010,663,329	3,147,484,187
Receivable for investments sold	32,968,091	90,236,641	83,293,973	29,338,496	19,965,138
Receivable for fund shares sold	561,768	3,784,803	4,829,221	1,564,147	614,367
Dividends and interest receivable	45,817	5,682,709	11,024,940	4,359,597	3,864,445
Receivable due from advisor	323	1,204	1,343	524	458
Other assets	76,046	90,707	99,665	83,717	84,324
Total assets	4,035,764,888	12,669,321,137	13,079,588,654	4,046,009,810	3,172,012,919
Liabilities
Due to custodian	687,975	4,269	—	—	—
Payable for investments purchased	—	5,857,967	11,533,773	4,566,629	4,044,048
Payable for fund shares repurchased	34,115,016	96,358,328	90,448,308	31,350,180	21,217,736
Distributions payable	—	124	587	50	754
Payable to affiliates
Accounting and legal services fees	34,200	107,132	110,170	33,983	25,951
Transfer agent fees	62,633	246,304	279,680	112,270	100,202
Trustees' fees	2,363	7,370	7,692	2,398	1,858
Distribution and service fees	5,007	11,326	12,645	5,447	4,856
Other liabilities and accrued expenses	81,982	178,528	172,844	90,260	80,744
Total liabilities	34,989,176	102,771,348	102,565,699	36,161,217	25,476,149
Net assets	$4,000,775,712	$12,566,549,789	$12,977,022,955	$4,009,848,593	$3,146,536,770
Net assets consist of
Paid-in capital	$3,329,987,512	$10,932,374,658	$11,768,549,427	$3,773,545,206	$3,134,269,728
Accumulated undistributed net realized gain (loss) on investments	75,860,259	116,674,857	(16,290,706)	24,814,046	(44,224,670)
Net unrealized appreciation (depreciation) on investments	594,927,941	1,517,500,274	1,224,764,234	211,489,341	56,491,712
Net assets	$4,000,775,712	$12,566,549,789	$12,977,022,955	$4,009,848,593	$3,146,536,770
Investments in unaffiliated funds, at cost	$689,125	$1,001	$1,635	$1,253	$1,224
Investments in affiliated funds, at cost	$3,406,495,777	$11,052,023,798	$11,755,573,643	$3,799,172,735	$3,090,991,251
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$418,835,506	$1,586,729,400	$1,781,777,956	$679,580,818	$607,173,555
Shares outstanding	28,462,305	107,434,216	124,393,312	51,114,069	48,176,685
Net asset value and redemption price per share	$14.72	$14.77	$14.32	$13.30	$12.60
Class B1
Net assets	$12,207,910	$57,392,817	$59,050,815	$25,049,236	$22,838,093
Shares outstanding	827,603	3,873,919	4,124,563	1,885,658	1,811,168
Net asset value, offering price and redemption price per share	$14.75	$14.82	$14.32	$13.28	$12.61
Class C1
Net assets	$155,472,095	$670,481,163	$792,413,178	$354,336,009	$309,947,632
Shares outstanding	10,531,215	45,306,710	55,294,305	26,646,800	24,588,300
Net asset value, offering price and redemption price per share	$14.76	$14.80	$14.33	$13.30	$12.61
Class I
Net assets	$4,039,535	$16,265,720	$17,121,600	$4,870,185	$11,307,631
Shares outstanding	275,341	1,107,153	1,202,028	367,692	898,713
Net asset value, offering price and redemption price per share	$14.67	$14.69	$14.24	$13.25	$12.58
Class R1
Net assets	$6,373,722	$17,791,196	$16,009,706	$7,143,708	$9,094,067
Shares outstanding	432,379	1,199,286	1,122,734	538,190	722,156
Net asset value, offering price and redemption price per share	$14.74	$14.83	$14.26	$13.27	$12.59
Class R2
Net assets	$6,638,648	$18,395,850	$15,899,477	$7,218,311	$4,404,315
Shares outstanding	453,546	1,253,034	1,115,823	544,816	349,963
Net asset value, offering price and redemption price per share	$14.64	$14.68	$14.25	$13.25	$12.59

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       23

STATEMENTS OF ASSETS AND LIABILITIES 12-31-16

Continued

	Lifestyle Aggressive Portfolio	Lifestyle Growth Portfolio	Lifestyle Balanced Portfolio	Lifestyle Moderate Portfolio	Lifestyle Conservative Portfolio
Class R3
Net assets	$5,174,557	$13,681,766	$21,573,404	$7,648,967	$5,944,739
Shares outstanding	352,411	927,643	1,510,084	576,503	472,860
Net asset value, offering price and redemption price per share	$14.68	$14.75	$14.29	$13.27	$12.57
Class R4
Net assets	$6,932,289	$15,176,559	$20,668,220	$8,222,528	$6,021,624
Shares outstanding	472,978	1,028,960	1,445,994	620,914	478,731
Net asset value, offering price and redemption price per share	$14.66	$14.75	$14.29	$13.24	$12.58
Class R5
Net assets	$6,558,365	$21,361,261	$17,034,990	$9,073,913	$7,168,725
Shares outstanding	446,846	1,446,357	1,190,079	684,526	569,668
Net asset value, offering price and redemption price per share	$14.68	$14.77	$14.31	$13.26	$12.58
Class R6
Net assets	$18,082,850	$40,700,278	$44,051,069	$29,438,477	$13,708,974
Shares outstanding	1,232,879	2,769,254	3,093,045	2,223,846	1,090,261
Net asset value, offering price and redemption price per share	$14.67	$14.70	$14.24	$13.24	$12.57
Class 1
Net assets	$3,360,460,235	$9,849,792,462	$10,041,197,036	$2,820,667,090	$2,148,927,415
Shares outstanding	229,408,771	669,988,048	705,304,249	212,797,407	170,857,989
Net asset value, offering price and redemption price per share	$14.65	$14.70	$14.24	$13.26	$12.58
Class 5
Net assets	—	$258,781,317	$150,225,504	$56,599,351	—
Shares outstanding	—	17,626,604	10,547,403	4,274,768	—
Net asset value, offering price and redemption price per share	—	$14.68	$14.24	$13.24	—
Maximum Public Offering Price Per Share:
Class A (net asset value per share ÷ 95%)[2]	$15.49	$15.55	$15.07	$14.00	$13.26

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       24

STATEMENTS OF OPERATIONS For the year ended 12-31-16

	Lifestyle Aggressive Portfolio	Lifestyle Growth Portfolio	Lifestyle Balanced Portfolio	Lifestyle Moderate Portfolio	Lifestyle Conservative Portfolio
Investment income
Income distributions received from affiliated funds	$49,515,052	$212,822,495	$282,058,829	$104,833,902	$88,033,788
Total investment income	49,515,052	212,822,495	282,058,829	104,833,902	88,033,788
Expenses
Investment management fees	3,333,660	9,480,864	9,460,968	2,522,186	1,864,589
Distribution and service fees	4,829,595	17,897,274	20,175,518	7,782,323	6,716,238
Transfer agent fees	748,894	3,024,100	3,493,564	1,399,175	1,232,426
Accounting and legal services fees	540,798	1,708,042	1,780,429	553,172	431,081
State registration fees	149,258	225,548	241,393	175,903	174,962
Professional fees	131,753	295,693	284,088	119,777	103,214
Printing and postage	69,395	230,136	203,933	71,425	53,416
Custodian fees (see Note 2)	(722)	(13,535)	(231)	15,182	14,310
Trustees' fees	65,024	205,345	214,169	66,531	51,647
Other	37,794	96,872	101,015	39,137	32,315
Total expenses before reductions	9,905,449	33,150,339	35,954,846	12,744,811	10,674,198
Less expense reductions	(1,806,908)	(4,582,011)	(4,296,761)	(887,307)	(623,180)
Net expenses	8,098,541	28,568,328	31,658,085	11,857,504	10,051,018
Net investment income (loss)	41,416,511	184,254,167	250,400,744	92,976,398	77,982,770
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated funds	74,173,332	148,787,394	104,975,253	37,674,177	(13,787,936)
Capital gain distributions received from affiliated funds	103,113,074	278,685,229	237,912,315	47,452,622	20,610,828
	177,286,406	427,472,623	342,887,568	85,126,799	6,822,892
Change in net unrealized appreciation (depreciation) of
Investments in affiliated funds	63,547,358	250,590,415	309,157,109	90,259,011	92,092,035
	63,547,358	250,590,415	309,157,109	90,259,011	92,092,035
Net realized and unrealized gain (loss)	240,833,764	678,063,038	652,044,677	175,385,810	98,914,927
Increase (decrease) in net assets from operations	$282,250,275	$862,317,205	$902,445,421	$268,362,208	$176,897,697

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       25

STATEMENTS OF CHANGES IN NET ASSETS

	Lifestyle Aggressive Portfolio		Lifestyle Growth Portfolio		Lifestyle Balanced Portfolio
	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
Increase (decrease) in net assets
From operations
Net investment income (loss)	$41,416,511	$39,155,128	$184,254,167	$193,681,467	$250,400,744	$278,980,491
Net realized gain (loss)	177,286,406	324,611,356	427,472,623	880,247,639	342,887,568	726,796,005
Change in net unrealized appreciation (depreciation)	63,547,358	(413,267,014)	250,590,415	(1,217,565,665)	309,157,109	(1,173,184,794)
Increase (decrease) in net assets resulting from operations	282,250,275	(49,500,530)	862,317,205	(143,636,559)	902,445,421	(167,408,298)
Distributions to shareholders
From net investment income
Class A	(3,218,990)	(2,602,577)	(19,430,324)	(19,257,986)	(29,899,184)	(31,502,440)
Class B	(7,713)	—	(299,188)	(356,546)	(575,848)	(770,575)
Class C	(98,633)	(83)	(3,497,576)	(3,423,772)	(7,665,867)	(8,659,694)
Class I	(43,057)	(26,738)	(251,322)	(89,097)	(287,174)	(99,784)
Class R1	(28,448)	(17,467)	(161,430)	(168,012)	(232,529)	(231,932)
Class R2	(44,752)	(26,587)	(206,131)	(165,311)	(216,407)	(221,390)
Class R3	(26,671)	(23,692)	(134,021)	(167,832)	(305,632)	(358,302)
Class R4	(63,105)	(47,793)	(206,152)	(250,281)	(405,540)	(471,274)
Class R5	(73,148)	(94,790)	(338,729)	(455,179)	(397,004)	(713,047)
Class R6	(210,363)	(225,769)	(744,875)	(754,596)	(997,200)	(1,325,706)
Class 1	(38,066,059)	(36,117,681)	(156,818,267)	(164,745,051)	(207,293,577)	(231,680,290)
Series II	—	—	(4,208,726)	(3,921,789)	(3,056,259)	(3,030,297)
From net realized gain
Class A	(27,909,709)	(27,810,632)	(92,322,383)	(104,697,726)	(82,642,493)	(90,659,761)
Class B	(817,462)	(1,081,251)	(3,364,282)	(4,985,877)	(2,751,637)	(3,842,242)
Class C	(10,432,315)	(11,187,566)	(39,324,335)	(47,877,496)	(36,972,468)	(43,321,691)
Class I	(269,732)	(192,240)	(961,952)	(384,960)	(815,958)	(306,584)
Class R1	(433,014)	(448,428)	(1,051,894)	(1,323,631)	(817,266)	(833,154)
Class R2	(444,458)	(339,058)	(1,059,704)	(983,367)	(653,258)	(676,803)
Class R3	(344,861)	(437,640)	(796,682)	(1,162,679)	(999,944)	(1,175,663)
Class R4	(461,662)	(410,803)	(877,509)	(1,205,099)	(955,852)	(1,161,684)
Class R5	(440,781)	(646,304)	(1,259,192)	(1,901,651)	(869,530)	(1,593,093)
Class R6	(1,195,997)	(1,449,449)	(2,660,666)	(3,032,197)	(2,043,345)	(3,244,036)
Class 1	(225,914,064)	(243,738,812)	(577,626,577)	(683,744,518)	(471,372,267)	(531,589,608)
Series II	—	—	(15,033,566)	(15,758,933)	(6,995,620)	(6,960,453)
Total distributions	(310,544,994)	(326,925,360)	(922,635,483)	(1,060,813,586)	(859,221,859)	(964,429,503)
From portfolio share transactions
Portfolio share transactions	(181,326,869)	11,373,565	(605,837,535)	92,382,750	(862,309,450)	(207,897,935)
Total from portfolio share transactions	(181,326,869)	11,373,565	(605,837,535)	92,382,750	(862,309,450)	(207,897,935)
Total increase (decrease)	(209,621,588)	(365,052,325)	(666,155,813)	(1,112,067,395)	(819,085,888)	(1,339,735,736)
Net assets
Beginning of year	4,210,397,300	4,575,449,625	13,232,705,602	14,344,772,997	13,796,108,843	15,135,844,579
End of year	$4,000,775,712	$4,210,397,300	$12,566,549,789	$13,232,705,602	$12,977,022,955	$13,796,108,843
Undistributed net investment income (loss)	—	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       26

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Lifestyle Moderate Portfolio		Lifestyle Conservative Portfolio
	Year ended 12-31-16	Year ended 12-31-15	Year ended 12-31-16	Year ended 12-31-15
Increase (decrease) in net assets
From operations
Net investment income (loss)	$92,976,398	$107,176,969	$77,982,770	$91,359,690
Net realized gain (loss)	85,126,799	123,151,438	6,822,892	51,714,345
Change in net unrealized appreciation (depreciation)	90,259,011	(289,082,481)	92,092,035	(193,093,499)
Increase (decrease) in net assets resulting from operations	268,362,208	(58,754,074)	176,897,697	(50,019,464)
Distributions to shareholders
From net investment income
Class A	(14,223,227)	(15,169,548)	(13,615,988)	(14,877,962)
Class B	(359,299)	(475,814)	(382,135)	(562,792)
Class C	(5,010,793)	(5,990,919)	(4,993,427)	(6,454,563)
Class I	(95,856)	(42,008)	(204,955)	(100,254)
Class R1	(128,543)	(145,156)	(169,299)	(175,629)
Class R2	(138,493)	(133,124)	(117,994)	(129,320)
Class R3	(140,273)	(175,570)	(128,849)	(202,429)
Class R4	(212,767)	(265,273)	(169,125)	(175,736)
Class R5	(237,455)	(297,164)	(193,836)	(291,608)
Class R6	(833,683)	(756,145)	(366,238)	(369,479)
Class 1	(70,876,986)	(82,366,847)	(57,750,868)	(68,046,066)
Series II	(1,385,919)	(1,403,193)	—	—
From net realized gain
Class A	(19,576,124)	(21,716,973)	(9,398,309)	(14,475,630)
Class B	(724,740)	(973,776)	(355,913)	(748,695)
Class C	(10,252,293)	(12,611,925)	(4,818,492)	(8,785,291)
Class I	(140,248)	(65,183)	(175,734)	(101,105)
Class R1	(210,258)	(250,044)	(141,363)	(190,641)
Class R2	(204,548)	(195,701)	(66,999)	(130,784)
Class R3	(219,917)	(270,716)	(91,983)	(201,002)
Class R4	(236,417)	(329,962)	(93,031)	(149,755)
Class R5	(260,995)	(356,283)	(110,943)	(241,665)
Class R6	(898,735)	(961,492)	(218,440)	(324,289)
Class 1	(82,079,684)	(97,279,196)	(33,556,198)	(56,568,457)
Series II	(1,624,346)	(1,679,657)	—	—
Total distributions	(210,071,599)	(243,911,669)	(127,120,119)	(173,303,152)
From portfolio share transactions
Portfolio share transactions	(283,720,406)	(150,029,655)	(150,616,571)	(185,167,937)
Total from portfolio share transactions	(283,720,406)	(150,029,655)	(150,616,571)	(185,167,937)
Total increase (decrease)	(225,429,797)	(452,695,398)	(100,838,993)	(408,490,553)
Net assets
Beginning of year	4,235,278,390	4,687,973,788	3,247,375,763	3,655,866,316
End of year	$4,009,848,593	$4,235,278,390	$3,146,536,770	$3,247,375,763
Undistributed net investment income (loss)	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       27

Financial highlights

Lifestyle Aggressive Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain ($)[3]	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[4,5]		Expenses before reductions (%)[6]		Expenses including reductions (%)[6]		Net investment income (loss) (%)[1]	Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS A
12-31-2016	14.87	0.12	0.91	1.03	(0.12)	(1.06)	—	(1.18)	14.72	6.92		0.53		0.47		0.78	419		31
12-31-2015	16.29	0.11	(0.34)	(0.23)	(0.10)	(1.09)	—	(1.19)	14.87	(1.54)		0.52		0.47		0.64	411		15
12-31-2014	15.94	0.10	0.60	0.70	(0.09)	(0.26)	—	(0.35)	16.29	4.39		0.53		0.47		0.59	393		18
12-31-2013	12.95	0.09	3.24	3.33	(0.09)	(0.25)	—	(0.34)	15.94	25.70		0.54		0.52		0.58	337		21
12-31-2012	11.30	0.08	1.71	1.79	(0.08)	(0.06)	—	(0.14)	12.95	15.83		0.58		0.57		0.66	239		21
CLASS B
12-31-2016	14.90	(0.01)	0.93	0.92	(0.01)	(1.06)	—	(1.07)	14.75	6.15		1.23		1.19		(0.08)	12		31
12-31-2015	16.33	(0.04)	(0.32)	(0.36)	—	(1.07)	—	(1.07)	14.90	(2.31)		1.24		1.21		(0.26)	16		15
12-31-2014	15.98	(0.06)	0.63	0.57	—	(0.22)	—	(0.22)	16.33	3.58		1.28		1.26		(0.36)	22		18
12-31-2013	12.98	(0.05)	3.26	3.21	—	(0.21)	—	(0.21)	15.98	24.73		1.32	[7]	1.32		(0.33)	27		21
12-31-2012	11.33	(0.02)	1.71	1.69	—	(0.04)	—	(0.04)	12.98	14.94		1.37	[7]	1.35		(0.18)	24		21
CLASS C
12-31-2016	14.92	—	0.91	0.91	(0.01)	(1.06)	—	(1.07)	14.76	6.07		1.23		1.19		0.01	155		31
12-31-2015	16.33	(0.02)	(0.32)	(0.34)	—	(1.07)	—	(1.07)	14.92	(2.19)		1.22		1.19		(0.11)	167		15
12-31-2014	15.99	(0.03)	0.60	0.57	—	(0.23)	—	(0.23)	16.33	3.56		1.23		1.21		(0.19)	169		18
12-31-2013	12.98	(0.02)	3.25	3.23	—	(0.22)	—	(0.22)	15.99	24.90		1.24		1.23		(0.17)	159		21
12-31-2012	11.33	(0.01)	1.71	1.70	—	(0.05)	—	(0.05)	12.98	15.00		1.28		1.27		(0.11)	121		21
CLASS I
12-31-2016	14.83	0.19	0.87	1.06	(0.16)	(1.06)	—	(1.22)	14.67	7.18		0.22		0.17		1.25	4		31
12-31-2015[8]	17.07	0.28	(1.28)	(1.00)	(0.15)	(1.09)	—	(1.24)	14.83	(5.98	) [9]	0.20	[10]	0.17	[10]	2.56 [10]	3		15	[11]
CLASS R1
12-31-2016	14.90	0.05	0.91	0.96	(0.06)	(1.06)	—	(1.12)	14.74	6.48		0.88		0.84		0.35	6		31
12-31-2015	16.32	0.02	(0.31)	(0.29)	(0.04)	(1.09)	—	(1.13)	14.90	(1.89)		0.89		0.86		0.12	7		15
12-31-2014	15.98	(0.03)	0.64	0.61	(0.01)	(0.26)	—	(0.27)	16.32	3.82		1.02		1.00		(0.18)	8		18
12-31-2013	12.98	0.01	3.26	3.27	(0.02)	(0.25)	—	(0.27)	15.98	25.18		0.95		0.94		0.10	10		21
12-31-2012	11.33	0.02	1.73	1.75	(0.04)	(0.06)	—	(0.10)	12.98	15.42		0.97		0.96		0.19	9		21
CLASS R2
12-31-2016	14.80	0.10	0.90	1.00	(0.10)	(1.06)	—	(1.16)	14.64	6.78		0.62		0.58		0.67	7		31
12-31-2015	16.22	0.07	(0.32)	(0.25)	(0.08)	(1.09)	—	(1.17)	14.80	(1.65)		0.65		0.60		0.44	5		15
12-31-2014	15.88	0.14	0.53	0.67	(0.07)	(0.26)	—	(0.33)	16.22	4.19		1.01		0.62		0.85	5		18
12-31-2013	12.89	0.13	3.18	3.31	(0.07)	(0.25)	—	(0.32)	15.88	25.66		1.59		0.62		0.89	2		21
12-31-2012[12]	12.49	0.09	0.44	0.53	(0.07)	(0.06)	—	(0.13)	12.89	4.27	[9]	16.29	[10]	0.62	[10]	0.69 [9]	—	[13]	21	[14]
CLASS R3
12-31-2016	14.84	0.07	0.91	0.98	(0.08)	(1.06)	—	(1.14)	14.68	6.59		0.77		0.73		0.45	5		31
12-31-2015	16.27	0.06	(0.35)	(0.29)	(0.05)	(1.09)	—	(1.14)	14.84	(1.86)		0.81		0.78		0.34	6		15
12-31-2014	15.92	(0.01)	0.64	0.63	(0.02)	(0.26)	—	(0.28)	16.27	3.94		0.94		0.92		(0.06)	7		18
12-31-2013	12.93	— [15]	3.27	3.27	(0.03)	(0.25)	—	(0.28)	15.92	25.29		0.85		0.85		0.02	9		21
12-31-2012	11.28	0.03	1.72	1.75	(0.04)	(0.06)	—	(0.10)	12.93	15.53		0.88		0.88		0.27	10		21
CLASS R4
12-31-2016	14.81	0.11	0.94	1.05	(0.14)	(1.06)	—	(1.20)	14.66	7.10		0.47		0.33		0.76	7		31
12-31-2015	16.24	0.10	(0.32)	(0.22)	(0.12)	(1.09)	—	(1.21)	14.81	(1.46)		0.51		0.38		0.60	6		15
12-31-2014	15.90	0.09	0.59	0.68	(0.08)	(0.26)	—	(0.34)	16.24	4.25		0.68		0.56		0.53	7		18
12-31-2013	12.91	0.07	3.25	3.32	(0.08)	(0.25)	—	(0.33)	15.90	25.76		0.59		0.48		0.45	8		21
12-31-2012	11.27	0.06	1.73	1.79	(0.09)	(0.06)	—	(0.15)	12.91	15.86		0.59		0.53		0.52	8		21
CLASS R5
12-31-2016	14.83	0.15	0.93	1.08	(0.17)	(1.06)	—	(1.23)	14.68	7.30		0.17		0.13		1.01	7		31
12-31-2015	16.26	0.13	(0.31)	(0.18)	(0.16)	(1.09)	—	(1.25)	14.83	(1.25)		0.19		0.16		0.81	8		15
12-31-2014	15.92	0.12	0.61	0.73	(0.13)	(0.26)	—	(0.39)	16.26	4.56		0.28		0.26		0.75	12		18
12-31-2013	12.92	0.12	3.25	3.37	(0.12)	(0.25)	—	(0.37)	15.92	26.08		0.25		0.25		0.81	11		21
12-31-2012	11.27	0.08	1.75	1.83	(0.12)	(0.06)	—	(0.18)	12.92	16.22		0.27		0.26		0.62	9		21

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       28

Lifestyle Aggressive Portfolio (continued)
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain ($)[3]	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
12-31-2016	14.82	0.16	0.93	1.09	(0.18)	(1.06)	—	(1.24)	14.67	7.38	0.12	0.06	1.10	18	31
12-31-2015	16.23	0.18	(0.33)	(0.15)	(0.17)	(1.09)	—	(1.26)	14.82	(1.07)	0.13	0.06	1.12	21	15
12-31-2014	15.89	0.20	0.56	0.76	(0.16)	(0.26)	—	(0.42)	16.23	4.76	0.26	0.06	1.24	15	18
12-31-2013	12.89	0.18	3.21	3.39	(0.14)	(0.25)	—	(0.39)	15.89	26.30	0.38	0.11	1.26	5	21
12-31-2012	11.24	0.36	1.49	1.85	(0.14)	(0.06)	—	(0.20)	12.89	16.43	2.57	0.11	2.88	2	21
CLASS 1
12-31-2016	14.81	0.16	0.91	1.07	(0.17)	(1.06)	—	(1.23)	14.65	7.26	0.16	0.11	1.10	3,360	31
12-31-2015	16.22	0.16	(0.32)	(0.16)	(0.16)	(1.09)	—	(1.25)	14.81	(1.12)	0.14	0.11	0.94	3,560	15
12-31-2014	15.88	0.14	0.61	0.75	(0.15)	(0.26)	—	(0.41)	16.22	4.71	0.13	0.11	0.88	3,937	18
12-31-2013	12.89	0.13	3.25	3.38	(0.14)	(0.25)	—	(0.39)	15.88	26.23	0.11	0.11	0.91	4,048	21
12-31-2012	11.24	0.13	1.72	1.85	(0.14)	(0.06)	—	(0.20)	12.89	16.43	0.12	0.11	1.05	3,375	21

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Capital gain distributions may vary between classes due to expense differences applied to ordinary income distributions from underlying funds.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.66%-3.77%, 0.66%-2.99%, 0.67%-2.85%, 0.69%-3.11% and 0.73%-1.48%, for the years ended 12-31-16, 12-31-15, 12-31-14, 12-31-13 and 12-31-12, respectively.
7	Includes the impact of expense recapture for the following periods ended: 12-31-13: 0.04% of average net assets for Cass B shares. 12-31-12: 0.04% of average net assets for Class B shares.
8	The inception date for Class I shares is 5-1-15.
9	Not annualized.
10	Annualized.
11	The portfolio turnover is shown for the period from 1-1-15 to 12-31-15.
12	The inception date for Class R2 shares is 3-1-12.
13	Less than $500,000.
14	The portfolio turnover is shown for the period from 1-1-12 to 12-31-12.
15	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       29

Financial highlights continued

Lifestyle Growth Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS A
12-31-2016	14.89	0.18	0.82	1.00	(0.20)	(0.92)	—	(1.12)	14.77	6.69		0.52		0.47		1.19		1,587		28
12-31-2015	16.35	0.19	(0.41)	(0.22)	(0.19)	(1.05)	—	(1.24)	14.89	(1.45)		0.51		0.47		1.17		1,611		15
12-31-2014	16.09	0.19	0.54	0.73	(0.18)	(0.29)	—	(0.47)	16.35	4.48		0.52		0.47		1.14		1,535		16
12-31-2013	13.53	0.17	2.78	2.95	(0.17)	(0.22)	—	(0.39)	16.09	21.81		0.53		0.52		1.13		1,274		20
12-31-2012	11.96	0.17	1.62	1.79	(0.16)	(0.06)	—	(0.22)	13.53	15.01		0.57		0.56		1.28		890		23
CLASS B
12-31-2016	14.94	0.06	0.82	0.88	(0.08)	(0.92)	—	(1.00)	14.82	5.92		1.22		1.19		0.37		57		28
12-31-2015	16.39	0.05	(0.38)	(0.33)	(0.07)	(1.05)	—	(1.12)	14.94	(2.09)		1.22		1.19		0.30		76		15
12-31-2014	16.14	0.04	0.56	0.60	(0.06)	(0.29)	—	(0.35)	16.39	3.65		1.23		1.21		0.23		100		16
12-31-2013	13.57	0.04	2.80	2.84	(0.05)	(0.22)	—	(0.27)	16.14	20.93		1.24		1.24		0.29		119		20
12-31-2012	12.00	0.06	1.64	1.70	(0.07)	(0.06)	—	(0.13)	13.57	14.18		1.28		1.28		0.50		108		23
CLASS C
12-31-2016	14.92	0.07	0.81	0.88	(0.08)	(0.92)	—	(1.00)	14.80	5.93		1.22		1.19		0.45		670		28
12-31-2015	16.37	0.07	(0.40)	(0.33)	(0.07)	(1.05)	—	(1.12)	14.92	(2.09)		1.21		1.19		0.42		730		15
12-31-2014	16.12	0.06	0.54	0.60	(0.06)	(0.29)	—	(0.35)	16.37	3.66		1.22		1.20		0.38		739		16
12-31-2013	13.56	0.06	2.77	2.83	(0.05)	(0.22)	—	(0.27)	16.12	20.88		1.23		1.23		0.39		646		20
12-31-2012	11.99	0.07	1.63	1.70	(0.07)	(0.06)	—	(0.13)	13.56	14.21		1.27		1.26		0.52		485		23
CLASS I
12-31-2016	14.82	0.34	0.69	1.03	(0.24)	(0.92)	—	(1.16)	14.69	6.97		0.21		0.17		2.27		16		28
12-31-2015[6]	16.97	0.23	(1.09)	(0.86)	(0.24)	(1.05)	—	(1.29)	14.82	(5.17	) [7]	0.20	[8]	0.17	[8]	2.11	[8]	6		15	[9]
CLASS R1
12-31-2016	14.96	0.13	0.80	0.93	(0.14)	(0.92)	—	(1.06)	14.83	6.24		0.85		0.81		0.83		18		28
12-31-2015	16.41	0.13	(0.40)	(0.27)	(0.13)	(1.05)	—	(1.18)	14.96	(1.73)		0.86		0.83		0.76		20		15
12-31-2014	16.15	0.10	0.56	0.66	(0.11)	(0.29)	—	(0.40)	16.41	4.04		0.89		0.87		0.62		22		16
12-31-2013	13.58	0.10	2.80	2.90	(0.11)	(0.22)	—	(0.33)	16.15	21.36		0.88		0.88		0.69		23		20
12-31-2012	12.01	0.13	1.63	1.76	(0.13)	(0.06)	—	(0.19)	13.58	14.67		0.87		0.86		0.97		19		23
CLASS R2
12-31-2016	14.81	0.17	0.80	0.97	(0.18)	(0.92)	—	(1.10)	14.68	6.56		0.61		0.58		1.14		18		28
12-31-2015	16.27	0.18	(0.42)	(0.24)	(0.17)	(1.05)	—	(1.22)	14.81	(1.55)		0.62		0.59		1.09		15		15
12-31-2014	16.02	0.18	0.51	0.69	(0.15)	(0.29)	—	(0.44)	16.27	4.29		0.73		0.62		1.07		12		16
12-31-2013	13.47	0.26	2.66	2.92	(0.15)	(0.22)	—	(0.37)	16.02	21.67		0.90	[10]	0.62		1.72		9		20
12-31-2012[11]	13.05	0.16	0.48	0.64	(0.16)	(0.06)	—	(0.22)	13.47	4.90	[7]	16.20	[8]	0.62	[8]	1.21	[7]	—	[12]	23	[13]
CLASS R3
12-31-2016	14.87	0.14	0.82	0.96	(0.16)	(0.92)	—	(1.08)	14.75	6.44		0.74		0.71		0.91		14		28
12-31-2015	16.33	0.12	(0.38)	(0.26)	(0.15)	(1.05)	—	(1.20)	14.87	(1.70)		0.77		0.74		0.71		18		15
12-31-2014	16.08	0.11	0.55	0.66	(0.12)	(0.29)	—	(0.41)	16.33	4.09		0.82		0.80		0.69		23		16
12-31-2013	13.52	0.12	2.78	2.90	(0.12)	(0.22)	—	(0.34)	16.08	21.45		0.79		0.79		0.79		24		20
12-31-2012	11.95	0.11	1.65	1.76	(0.13)	(0.06)	—	(0.19)	13.52	14.77		0.81		0.81		0.83		19		23
CLASS R4
12-31-2016	14.87	0.18	0.84	1.02	(0.22)	(0.92)	—	(1.14)	14.75	6.85		0.46		0.33		1.18		15		28
12-31-2015	16.33	0.18	(0.38)	(0.20)	(0.21)	(1.05)	—	(1.26)	14.87	(1.30)		0.47		0.34		1.10		19		15
12-31-2014	16.08	0.21	0.52	0.73	(0.19)	(0.29)	—	(0.48)	16.33	4.49		0.51		0.39		1.26		29		16
12-31-2013	13.51	0.18	2.79	2.97	(0.18)	(0.22)	—	(0.40)	16.08	21.99		0.50		0.40		1.20		24		20
12-31-2012	11.95	0.16	1.65	1.81	(0.19)	(0.06)	—	(0.25)	13.51	15.11		0.50		0.44		1.21		19		23
CLASS R5
12-31-2016	14.89	0.21	0.84	1.05	(0.25)	(0.92)	—	(1.17)	14.77	7.05		0.16		0.13		1.40		21		28
12-31-2015	16.35	0.22	(0.38)	(0.16)	(0.25)	(1.05)	—	(1.30)	14.89	(1.10)		0.16		0.14		1.34		28		15
12-31-2014	16.10	0.22	0.55	0.77	(0.23)	(0.29)	—	(0.52)	16.35	4.71		0.19		0.17		1.34		38		16
12-31-2013	13.52	0.21	2.80	3.01	(0.21)	(0.22)	—	(0.43)	16.10	22.29		0.18		0.18		1.40		37		20
12-31-2012	11.95	0.21	1.63	1.84	(0.21)	(0.06)	—	(0.27)	13.52	15.43		0.18		0.18		1.58		32		23

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       30

Lifestyle Growth Portfolio (continued)
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
12-31-2016	14.82	0.23	0.83	1.06	(0.26)	(0.92)	—	(1.18)	14.70	7.16	0.11	0.06	1.56	41	28
12-31-2015	16.28	0.27	(0.42)	(0.15)	(0.26)	(1.05)	—	(1.31)	14.82	(1.04)	0.11	0.06	1.63	47	15
12-31-2014	16.03	0.30	0.49	0.79	(0.25)	(0.29)	—	(0.54)	16.28	4.86	0.17	0.06	1.81	37	16
12-31-2013	13.47	0.29	2.71	3.00	(0.22)	(0.22)	—	(0.44)	16.03	22.31	0.19	0.11	1.95	19	20
12-31-2012	11.90	0.58	1.27	1.85	(0.22)	(0.06)	—	(0.28)	13.47	15.60	2.23	0.11	4.39	3	23
CLASS 1
12-31-2016	14.83	0.23	0.81	1.04	(0.25)	(0.92)	—	(1.17)	14.70	7.03	0.15	0.11	1.55	9,850	28
12-31-2015	16.28	0.24	(0.39)	(0.15)	(0.25)	(1.05)	—	(1.30)	14.83	(1.02)	0.13	0.11	1.46	10,420	15
12-31-2014	16.03	0.23	0.55	0.78	(0.24)	(0.29)	—	(0.53)	16.28	4.80	0.13	0.11	1.41	11,576	16
12-31-2013	13.47	0.22	2.78	3.00	(0.22)	(0.22)	—	(0.44)	16.03	22.31	0.11	0.11	1.45	11,766	20
12-31-2012	11.91	0.21	1.63	1.84	(0.22)	(0.06)	—	(0.28)	13.47	15.50	0.11	0.11	1.64	10,106	23
CLASS 5
12-31-2016	14.81	0.25	0.80	1.05	(0.26)	(0.92)	—	(1.18)	14.68	7.09	0.10	0.06	1.65	259	28
12-31-2015	16.26	0.26	(0.40)	(0.14)	(0.26)	(1.05)	—	(1.31)	14.81	(0.98)	0.08	0.06	1.57	243	15
12-31-2014	16.01	0.25	0.54	0.79	(0.25)	(0.29)	—	(0.54)	16.26	4.86	0.08	0.06	1.53	233	16
12-31-2013	13.46	0.24	2.76	3.00	(0.23)	(0.22)	—	(0.45)	16.01	22.31	0.06	0.06	1.60	201	20
12-31-2012	11.90	0.23	1.62	1.85	(0.23)	(0.06)	—	(0.29)	13.46	15.57	0.06	0.06	1.78	142	23

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of the underlying funds held by the portfolio. The range of expense ratio of the underlying funds held by the portfolio was as follows: 0.60%-3.77%, 0.57%-2.99%, 0.55%-2.85%, 0.63%-3.11% and 0.63%-1.48% for the years ended 12-31-16, 12-31-15, 12-31-14, 12-31-13 and 12-31-12, respectively.
6	The inception date for Class I shares is 5-1-15.
7	Not annualized.
8	Annualized.
9	The portfolio turnover is shown for the period from 1-1-15 to 12-31-15.
10	Includes the impact of expense recapture for the following periods ended: 12-31-13: 0.01% of average net assets for Class R2 shares.
11	The inception date for Class R2 shares is 3-1-12.
12	Less than $500,000.
13	The portfolio turnover is shown for the period from 1-1-12 to 12-31.12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       31

Financial highlights continued

Lifestyle Balanced Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS A
12-31-2016	14.31	0.24	0.72	0.96	(0.25)	(0.70)	—	(0.95)	14.32	6.73		0.52		0.47		1.64		1,782		23
12-31-2015	15.55	0.27	(0.50)	(0.23)	(0.26)	(0.75)	—	(1.01)	14.31	(1.54)		0.51		0.47		1.69		1,843		13
12-31-2014	15.36	0.28	0.34	0.62	(0.27)	(0.16)	—	(0.43)	15.55	4.00		0.52		0.47		1.77		1,786		15
12-31-2013	13.61	0.25	1.89	2.14	(0.24)	(0.15)	—	(0.39)	15.36	15.76		0.53		0.51		1.69		1,461		19
12-31-2012	12.26	0.26	1.40	1.66	(0.24)	(0.07)	—	(0.31)	13.61	13.59		0.56		0.56		1.96		1,043		20
CLASS B
12-31-2016	14.31	0.12	0.74	0.86	(0.15)	(0.70)	—	(0.85)	14.32	5.99		1.22		1.19		0.83		59		23
12-31-2015	15.54	0.13	(0.46)	(0.33)	(0.15)	(0.75)	—	(0.90)	14.31	(2.20)		1.22		1.19		0.85		78		13
12-31-2014	15.35	0.13	0.37	0.50	(0.15)	(0.16)	—	(0.31)	15.54	3.21		1.24		1.22		0.85		98		15
12-31-2013	13.61	0.12	1.90	2.02	(0.13)	(0.15)	—	(0.28)	15.35	14.84		1.28		1.28		0.81		116		19
12-31-2012	12.26	0.16	1.41	1.57	(0.15)	(0.07)	—	(0.22)	13.61	12.80		1.29		1.28		1.18		107		20
CLASS C
12-31-2016	14.32	0.13	0.73	0.86	(0.15)	(0.70)	—	(0.85)	14.33	5.99		1.22		1.19		0.90		792		23
12-31-2015	15.55	0.15	(0.48)	(0.33)	(0.15)	(0.75)	—	(0.90)	14.32	(2.19)		1.21		1.19		0.95		876		13
12-31-2014	15.37	0.16	0.33	0.49	(0.15)	(0.16)	—	(0.31)	15.55	3.18		1.22		1.20		1.00		892		15
12-31-2013	13.62	0.14	1.89	2.03	(0.13)	(0.15)	—	(0.28)	15.37	14.93		1.23		1.23		0.96		767		19
12-31-2012	12.27	0.16	1.41	1.57	(0.15)	(0.07)	—	(0.22)	13.62	12.81		1.26		1.26		1.19		579		20
CLASS I
12-31-2016	14.24	0.35	0.65	1.00	(0.30)	(0.70)	—	(1.00)	14.24	7.01		0.21		0.17		2.42		17		23
12-31-2015[6]	16.00	0.34	(1.08)	(0.74)	(0.27)	(0.75)	—	(1.02)	14.24	(4.70	) [7]	0.20	[8]	0.17	[8]	3.26	[8]	6		13	[9]
CLASS R1
12-31-2016	14.25	0.19	0.72	0.91	(0.20)	(0.70)	—	(0.90)	14.26	6.39		0.86		0.83		1.28		16		23
12-31-2015	15.48	0.20	(0.48)	(0.28)	(0.20)	(0.75)	—	(0.95)	14.25	(1.86)		0.86		0.84		1.27		17		13
12-31-2014	15.30	0.19	0.35	0.54	(0.20)	(0.16)	—	(0.36)	15.48	3.52		0.92		0.91		1.22		20		15
12-31-2013	13.57	0.18	1.88	2.06	(0.18)	(0.15)	—	(0.33)	15.30	15.23		0.90		0.90		1.21		19		19
12-31-2012	12.22	0.20	1.42	1.62	(0.20)	(0.07)	—	(0.27)	13.57	13.29		0.86		0.86		1.52		17		20
CLASS R2
12-31-2016	14.24	0.23	0.72	0.95	(0.24)	(0.70)	—	(0.94)	14.25	6.66		0.61		0.58		1.57		16		23
12-31-2015	15.48	0.25	(0.50)	(0.25)	(0.24)	(0.75)	—	(0.99)	14.24	(1.66)		0.63		0.59		1.58		14		13
12-31-2014	15.29	0.29	0.30	0.59	(0.24)	(0.16)	—	(0.40)	15.48	3.87		0.79		0.62		1.86		10		15
12-31-2013	13.56	0.34	1.76	2.10	(0.22)	(0.15)	—	(0.37)	15.29	15.59		1.09	[10]	0.62		2.30		5		19
12-31-2012[11]	13.15	0.24	0.48	0.72	(0.24)	(0.07)	—	(0.31)	13.56	5.48	[7]	16.33	[8]	0.61	[8]	1.78	[7]	—	[12]	20	[13]
CLASS R3
12-31-2016	14.28	0.20	0.72	0.92	(0.21)	(0.70)	—	(0.91)	14.29	6.48		0.75		0.72		1.38		22		23
12-31-2015	15.51	0.20	(0.46)	(0.26)	(0.22)	(0.75)	—	(0.97)	14.28	(1.75)		0.76		0.74		1.30		24		13
12-31-2014	15.33	0.20	0.36	0.56	(0.22)	(0.16)	—	(0.38)	15.51	3.64		0.80		0.78		1.27		30		15
12-31-2013	13.59	0.19	1.90	2.09	(0.20)	(0.15)	—	(0.35)	15.33	15.43		0.77		0.77		1.31		35		19
12-31-2012	12.24	0.21	1.42	1.63	(0.21)	(0.07)	—	(0.28)	13.59	13.38		0.78		0.77		1.62		33		20
CLASS R4
12-31-2016	14.28	0.24	0.74	0.98	(0.27)	(0.70)	—	(0.97)	14.29	6.90		0.46		0.33		1.68		21		23
12-31-2015	15.52	0.25	(0.46)	(0.21)	(0.28)	(0.75)	—	(1.03)	14.28	(1.42)		0.47		0.34		1.57		24		13
12-31-2014	15.33	0.28	0.35	0.63	(0.28)	(0.16)	—	(0.44)	15.52	4.12		0.49		0.37		1.78		40		15
12-31-2013	13.59	0.26	1.89	2.15	(0.26)	(0.15)	—	(0.41)	15.33	15.90		0.46		0.35		1.76		77		19
12-31-2012	12.24	0.28	1.40	1.68	(0.26)	(0.07)	—	(0.33)	13.59	13.77		0.46		0.39		2.10		70		20
CLASS R5
12-31-2016	14.30	0.27	0.74	1.01	(0.30)	(0.70)	—	(1.00)	14.31	7.10		0.16		0.13		1.86		17		23
12-31-2015	15.53	0.30	(0.47)	(0.17)	(0.31)	(0.75)	—	(1.06)	14.30	(1.16)		0.16		0.14		1.88		29		13
12-31-2014	15.35	0.31	0.34	0.65	(0.31)	(0.16)	—	(0.47)	15.53	4.25		0.19		0.17		1.96		41		15
12-31-2013	13.60	0.28	1.91	2.19	(0.29)	(0.15)	—	(0.44)	15.35	16.20		0.17		0.17		1.93		41		19
12-31-2012	12.26	0.28	1.42	1.70	(0.29)	(0.07)	—	(0.36)	13.60	13.96		0.17		0.17		2.13		39		20

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       32

Lifestyle Balanced Portfolio (continued)
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
12-31-2016	14.24	0.28	0.73	1.01	(0.31)	(0.70)	—	(1.01)	14.24	7.13	0.11	0.06	1.92	44	23
12-31-2015	15.47	0.35	(0.51)	(0.16)	(0.32)	(0.75)	—	(1.07)	14.24	(1.08)	0.11	0.06	2.27	66	13
12-31-2014	15.29	0.36	0.31	0.67	(0.33)	(0.16)	—	(0.49)	15.47	4.38	0.16	0.06	2.29	39	15
12-31-2013	13.55	0.36	1.83	2.19	(0.30)	(0.15)	—	(0.45)	15.29	16.26	0.17	0.11	2.49	21	19
12-31-2012	12.21	0.46	1.25	1.71	(0.30)	(0.07)	—	(0.37)	13.55	14.09	1.15	0.11	3.50	5	20
CLASS 1
12-31-2016	14.23	0.29	0.72	1.01	(0.30)	(0.70)	—	(1.00)	14.24	7.16	0.14	0.11	2.00	10,041	23
12-31-2015	15.46	0.31	(0.47)	(0.16)	(0.32)	(0.75)	—	(1.07)	14.23	(1.13)	0.13	0.11	1.99	10,678	13
12-31-2014	15.28	0.32	0.34	0.66	(0.32)	(0.16)	—	(0.48)	15.46	4.33	0.13	0.11	2.02	12,041	15
12-31-2013	13.55	0.29	1.89	2.18	(0.30)	(0.15)	—	(0.45)	15.28	16.18	0.11	0.11	2.00	12,284	19
12-31-2012	12.21	0.30	1.41	1.71	(0.30)	(0.07)	—	(0.37)	13.55	14.09	0.11	0.11	2.31	10,974	20
CLASS 5
12-31-2016	14.24	0.30	0.71	1.01	(0.31)	(0.70)	—	(1.01)	14.24	7.13	0.09	0.06	2.10	150	23
12-31-2015	15.47	0.33	(0.49)	(0.16)	(0.32)	(0.75)	—	(1.07)	14.24	(1.07)	0.08	0.06	2.09	141	13
12-31-2014	15.29	0.34	0.33	0.67	(0.33)	(0.16)	—	(0.49)	15.47	4.38	0.08	0.06	2.14	139	15
12-31-2013	13.55	0.31	1.89	2.20	(0.31)	(0.15)	—	(0.46)	15.29	16.31	0.06	0.06	2.15	118	19
12-31-2012	12.21	0.33	1.39	1.72	(0.31)	(0.07)	—	(0.38)	13.55	14.14	0.06	0.06	2.49	85	20

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.60%-3.77%, 0.57%-2.99%, 0.55%- 2.85%, 0.62%-3.11% and 0.63%-1.48%, for the years ended 12-31-16, 12-31-15, 12-31-14, 12-31-13 and 12-31-12, respectively.
6	The inception date for Class I shares is 5-1-15.
7	Not annualized.
8	Annualized.
9	The portfolio turnover is shown for the period from 1-1-15 to 12-31-15.
10	Includes the impact of expense recapture for the period ended: 12-31-13: 0.005% of average net assets for Class R2 shares.
11	The inception date for Class R2 shares is 3-1-12.
12	Less than $500,000.
13	The portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       33

Financial highlights continued

Lifestyle Moderate Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS A
12-31-2016	13.13	0.28	0.57	0.85	(0.29)	(0.39)	—	(0.68)	13.30	6.52		0.51		0.48		2.06		680		25
12-31-2015	14.11	0.31	(0.54)	(0.23)	(0.31)	(0.44)	—	(0.75)	13.13	(1.67)		0.51		0.47		2.21		680		11
12-31-2014	14.29	0.35	0.17	0.52	(0.33)	(0.37)	—	(0.70)	14.11	3.63		0.52		0.47		2.36		662		14
12-31-2013	13.35	0.31	1.02	1.33	(0.30)	(0.09)	—	(0.39)	14.29	10.05		0.53		0.52		2.22		551		17
12-31-2012	12.28	0.33	1.13	1.46	(0.31)	(0.08)	—	(0.39)	13.35	11.94		0.57		0.57		2.50		399		18
CLASS B
12-31-2016	13.13	0.17	0.56	0.73	(0.19)	(0.39)	—	(0.58)	13.28	5.61		1.21		1.19		1.27		25		25
12-31-2015	14.10	0.19	(0.51)	(0.32)	(0.21)	(0.44)	—	(0.65)	13.13	(2.33)		1.22		1.20		1.36		30		11
12-31-2014	14.28	0.21	0.20	0.41	(0.22)	(0.37)	—	(0.59)	14.10	2.84		1.25		1.24		1.43		39		14
12-31-2013	13.34	0.19	1.04	1.23	(0.20)	(0.09)	—	(0.29)	14.28	9.23		1.26		1.25		1.36		45		17
12-31-2012	12.27	0.23	1.14	1.37	(0.22)	(0.08)	—	(0.30)	13.34	11.14		1.30		1.30		1.74		45		18
CLASS C
12-31-2016	13.14	0.17	0.57	0.74	(0.19)	(0.39)	—	(0.58)	13.30	5.69		1.21		1.19		1.30		354		25
12-31-2015	14.11	0.21	(0.53)	(0.32)	(0.21)	(0.44)	—	(0.65)	13.14	(2.32)		1.21		1.19		1.46		392		11
12-31-2014	14.30	0.23	0.17	0.40	(0.22)	(0.37)	—	(0.59)	14.11	2.79		1.22		1.21		1.59		411		14
12-31-2013	13.35	0.20	1.04	1.24	(0.20)	(0.09)	—	(0.29)	14.30	9.34		1.23		1.23		1.47		366		17
12-31-2012	12.28	0.23	1.14	1.37	(0.22)	(0.08)	—	(0.30)	13.35	11.17		1.27		1.27		1.77		288		18
CLASS I
12-31-2016	13.09	0.37	0.51	0.88	(0.33)	(0.39)	—	(0.72)	13.25	6.78		0.20		0.18		2.77		5		25
12-31-2015[6]	14.42	0.33	(0.92)	(0.59)	(0.30)	(0.44)	—	(0.74)	13.09	(4.13	) [7]	0.19	[8]	0.17	[8]	3.55	[8]	2		11	[9]
CLASS R1
12-31-2016	13.12	0.22	0.57	0.79	(0.25)	(0.39)	—	(0.64)	13.27	6.03		0.84		0.82		1.67		7		25
12-31-2015	14.09	0.25	(0.53)	(0.28)	(0.25)	(0.44)	—	(0.69)	13.12	(1.99)		0.87		0.85		1.77		8		11
12-31-2014	14.28	0.24	0.20	0.44	(0.26)	(0.37)	—	(0.63)	14.09	3.07		1.01		1.00		1.65		8		14
12-31-2013	13.35	0.23	1.04	1.27	(0.25)	(0.09)	—	(0.34)	14.28	9.55		0.94		0.94		1.68		10		17
12-31-2012	12.27	0.27	1.15	1.42	(0.26)	(0.08)	—	(0.34)	13.35	11.58		0.96		0.96		2.10		10		18
CLASS R2
12-31-2016	13.09	0.26	0.57	0.83	(0.28)	(0.39)	—	(0.67)	13.25	6.35		0.60		0.58		1.98		7		25
12-31-2015	14.06	0.30	(0.54)	(0.24)	(0.29)	(0.44)	—	(0.73)	13.09	(1.72)		0.64		0.60		2.12		6		11
12-31-2014	14.25	0.36	0.13	0.49	(0.31)	(0.37)	—	(0.68)	14.06	3.41		1.02		0.62		2.50		4		14
12-31-2013	13.32	0.39	0.92	1.31	(0.29)	(0.09)	—	(0.38)	14.25	9.92		1.68	[10]	0.62		2.82		2		17
12-31-2012[11]	12.96	0.30	0.45	0.75	(0.31)	(0.08)	—	(0.39)	13.32	5.80	[7]	16.03	[8]	0.62	[8]	2.29	[7]	—	[12]	18	[13]
CLASS R3
12-31-2016	13.11	0.24	0.57	0.81	(0.26)	(0.39)	—	(0.65)	13.27	6.18		0.74		0.72		1.78		8		25
12-31-2015	14.08	0.26	(0.52)	(0.26)	(0.27)	(0.44)	—	(0.71)	13.11	(1.89)		0.78		0.76		1.82		8		11
12-31-2014	14.27	0.27	0.19	0.46	(0.28)	(0.37)	—	(0.65)	14.08	3.16		0.89		0.87		1.82		10		14
12-31-2013	13.33	0.25	1.04	1.29	(0.26)	(0.09)	—	(0.35)	14.27	9.70		0.84		0.84		1.82		11		17
12-31-2012	12.26	0.27	1.16	1.43	(0.28)	(0.08)	—	(0.36)	13.33	11.64		0.88		0.88		2.08		10		18
CLASS R4
12-31-2016	13.09	0.28	0.57	0.85	(0.31)	(0.39)	—	(0.70)	13.24	6.53		0.45		0.34		2.07		8		25
12-31-2015	14.06	0.30	(0.51)	(0.21)	(0.32)	(0.44)	—	(0.76)	13.09	(1.50)		0.48		0.36		2.15		10		11
12-31-2014	14.25	0.34	0.18	0.52	(0.34)	(0.37)	—	(0.71)	14.06	3.60		0.57		0.45		2.36		14		14
12-31-2013	13.31	0.31	1.03	1.34	(0.31)	(0.09)	—	(0.40)	14.25	10.17		0.55		0.44		2.19		13		17
12-31-2012	12.24	0.33	1.14	1.47	(0.32)	(0.08)	—	(0.40)	13.31	12.02		0.57		0.51		2.51		11		18
CLASS R5
12-31-2016	13.10	0.31	0.58	0.89	(0.34)	(0.39)	—	(0.73)	13.26	6.82		0.15		0.13		2.31		9		25
12-31-2015	14.07	0.35	(0.53)	(0.18)	(0.35)	(0.44)	—	(0.79)	13.10	(1.29)		0.18		0.16		2.47		11		11
12-31-2014	14.26	0.36	0.18	0.54	(0.36)	(0.37)	—	(0.73)	14.07	3.78		0.27		0.26		2.45		12		14
12-31-2013	13.32	0.35	1.02	1.37	(0.34)	(0.09)	—	(0.43)	14.26	10.39		0.25		0.25		2.53		13		17
12-31-2012	12.26	0.31	1.19	1.50	(0.36)	(0.08)	—	(0.44)	13.32	12.26		0.27		0.27		2.41		9		18

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       34

Lifestyle Moderate Portfolio (continued)
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
12-31-2016	13.08	0.32	0.57	0.89	(0.34)	(0.39)	—	(0.73)	13.24	6.90	0.10	0.07	2.41	29	25
12-31-2015	14.05	0.38	(0.54)	(0.16)	(0.37)	(0.44)	—	(0.81)	13.08	(1.20)	0.11	0.06	2.74	30	11
12-31-2014	14.24	0.42	0.15	0.57	(0.39)	(0.37)	—	(0.76)	14.05	3.99	0.21	0.06	2.90	20	14
12-31-2013	13.31	0.45	0.93	1.38	(0.36)	(0.09)	—	(0.45)	14.24	10.49	0.32	0.11	3.22	11	17
12-31-2012	12.24	0.62	0.90	1.52	(0.37)	(0.08)	—	(0.45)	13.31	12.50	4.79	0.11	4.66	2	18
CLASS 1
12-31-2016	13.10	0.32	0.57	0.89	(0.34)	(0.39)	—	(0.73)	13.26	6.84	0.14	0.12	2.40	2,821	25
12-31-2015	14.07	0.35	(0.52)	(0.17)	(0.36)	(0.44)	—	(0.80)	13.10	(1.25)	0.13	0.11	2.50	3,005	11
12-31-2014	14.26	0.38	0.18	0.56	(0.38)	(0.37)	—	(0.75)	14.07	3.93	0.12	0.11	2.62	3,455	14
12-31-2013	13.32	0.35	1.04	1.39	(0.36)	(0.09)	—	(0.45)	14.26	10.55	0.11	0.11	2.51	3,562	17
12-31-2012	12.25	0.37	1.15	1.52	(0.37)	(0.08)	—	(0.45)	13.32	12.49	0.11	0.11	2.87	3,414	18
CLASS 5
12-31-2016	13.08	0.34	0.55	0.89	(0.34)	(0.39)	—	(0.73)	13.24	6.90	0.09	0.07	2.50	57	25
12-31-2015	14.06	0.37	(0.54)	(0.17)	(0.37)	(0.44)	—	(0.81)	13.08	(1.27)	0.08	0.06	2.61	52	11
12-31-2014	14.24	0.40	0.18	0.58	(0.39)	(0.37)	—	(0.76)	14.06	4.06	0.07	0.06	2.72	52	14
12-31-2013	13.31	0.36	1.03	1.39	(0.37)	(0.09)	—	(0.46)	14.24	10.54	0.06	0.06	2.62	48	17
12-31-2012	12.24	0.39	1.14	1.53	(0.38)	(0.08)	—	(0.46)	13.31	12.56	0.06	0.06	3.03	39	18

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of the underlying funds held by the portfolio. The range of expense ratio of the underlying funds held by the portfolio was as follows: 0.60%-3.77%, 0.57%-2.99%, 0.55%-2.85%, 0.62%-3.11% and 0.63%-1.48% for the years ended 12-31-16, 12-31-15, 12-31-14, 12-31-13 and 12-31-12, respectively.
6	The inception date for Class I shares is 5-1-15.
7	Not annualized.
8	Annualized.
9	The portfolio turnover is shown for the period from 1-1-15 to 12-31-15.
10	Includes the impact of expense recapture for the following periods ended: 12-31-13: 0.01% of average net assets for Class R2 shares.
11	The inception date for Class R2 shares is 3-1-12.
12	Less than $500,000.
13	The portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       35

Financial highlights continued

Lifestyle Conservative Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]		Expenses before reductions (%)[5]		Expenses including reductions (%)[5]		Net investment income (loss) (%)[1]		Net assets, end of period (in millions)		Portfolio turnover (%)
CLASS A
12-31-2016	12.42	0.29	0.38	0.67	(0.28)	(0.21)	—	(0.49)	12.60	5.40		0.51		0.48		2.26		607		23
12-31-2015	13.30	0.33	(0.56)	(0.23)	(0.33)	(0.32)	—	(0.65)	12.42	(1.74)		0.51		0.47		2.47		576		10
12-31-2014	13.68	0.37	0.10	0.47	(0.37)	(0.48)	—	(0.85)	13.30	3.44		0.53		0.47		2.67		600		22
12-31-2013	13.44	0.33	0.29	0.62	(0.33)	(0.05)	—	(0.38)	13.68	4.66		0.54		0.52		2.44		530		17
12-31-2012	12.63	0.38	0.88	1.26	(0.37)	(0.08)	—	(0.45)	13.44	10.03		0.56		0.56		2.89		472		14
CLASS B
12-31-2016	12.43	0.18	0.40	0.58	(0.19)	(0.21)	—	(0.40)	12.61	4.66		1.21		1.19		1.42		23		23
12-31-2015	13.30	0.22	(0.54)	(0.32)	(0.23)	(0.32)	—	(0.55)	12.43	(2.39)		1.22		1.20		1.64		30		10
12-31-2014	13.68	0.24	0.12	0.36	(0.26)	(0.48)	—	(0.74)	13.30	2.65		1.25		1.24		1.75		39		22
12-31-2013	13.44	0.22	0.30	0.52	(0.23)	(0.05)	—	(0.28)	13.68	3.87		1.26		1.26		1.65		47		17
12-31-2012	12.63	0.28	0.88	1.16	(0.27)	(0.08)	—	(0.35)	13.44	9.24		1.30		1.30		2.13		48		14
CLASS C
12-31-2016	12.42	0.19	0.40	0.59	(0.19)	(0.21)	—	(0.40)	12.61	4.74		1.21		1.19		1.48		310		23
12-31-2015	13.30	0.23	(0.56)	(0.33)	(0.23)	(0.32)	—	(0.55)	12.42	(2.47)		1.21		1.19		1.73		349		10
12-31-2014	13.68	0.27	0.09	0.36	(0.26)	(0.48)	—	(0.74)	13.30	2.66		1.23		1.21		1.91		378		22
12-31-2013	13.43	0.23	0.30	0.53	(0.23)	(0.05)	—	(0.28)	13.68	3.98		1.24		1.24		1.71		355		17
12-31-2012	12.62	0.29	0.88	1.17	(0.28)	(0.08)	—	(0.36)	13.43	9.28		1.26		1.26		2.17		335		14
CLASS I
12-31-2016	12.40	0.39	0.32	0.71	(0.32)	(0.21)	—	(0.53)	12.58	5.73		0.20		0.18		3.04		11		23
12-31-2015[6]	13.49	0.34	(0.80)	(0.46)	(0.31)	(0.32)	—	(0.63)	12.40	(3.40	) [7]	0.19	[8]	0.17	[8]	3.84	[8]	4		10	[9]
CLASS R1
12-31-2016	12.41	0.24	0.39	0.63	(0.24)	(0.21)	—	(0.45)	12.59	5.04		0.86		0.84		1.90		9		23
12-31-2015	13.29	0.26	(0.54)	(0.28)	(0.28)	(0.32)	—	(0.60)	12.41	(2.11)		0.87		0.86		1.95		8		10
12-31-2014	13.68	0.30	0.09	0.39	(0.30)	(0.48)	—	(0.78)	13.29	2.86		1.00		0.99		2.14		10		22
12-31-2013	13.43	0.27	0.30	0.57	(0.27)	(0.05)	—	(0.32)	13.68	4.31		0.91		0.91		1.97		9		17
12-31-2012	12.62	0.31	0.88	1.19	(0.30)	(0.08)	—	(0.38)	13.43	9.52		1.07		1.07		2.36		9		14
CLASS R2
12-31-2016	12.40	0.25	0.42	0.67	(0.27)	(0.21)	—	(0.48)	12.59	5.39		0.60		0.58		1.95		4		23
12-31-2015	13.28	0.31	(0.55)	(0.24)	(0.32)	(0.32)	—	(0.64)	12.40	(1.86)		0.65		0.61		2.31		5		10
12-31-2014	13.67	0.46	(0.02)	0.44	(0.35)	(0.48)	—	(0.83)	13.28	3.21		1.13		0.62		3.30		5		22
12-31-2013	13.42	0.39	0.23	0.62	(0.32)	(0.05)	—	(0.37)	13.67	4.67		2.55		0.62		2.86		2		17
12-31-2012[10]	13.12	0.35	0.39	0.74	(0.36)	(0.08)	—	(0.44)	13.42	5.73	[7]	10.39	[8]	0.62	[8]	2.64	[7]	—	[11]	14	[12]
CLASS R3
12-31-2016	12.39	0.25	0.40	0.65	(0.26)	(0.21)	—	(0.47)	12.57	5.19		0.69		0.68		1.94		6		23
12-31-2015	13.26	0.27	(0.52)	(0.25)	(0.30)	(0.32)	—	(0.62)	12.39	(1.94)		0.76		0.75		2.04		8		10
12-31-2014	13.65	0.31	0.10	0.41	(0.32)	(0.48)	—	(0.80)	13.26	3.01		0.88		0.86		2.21		11		22
12-31-2013	13.41	0.30	0.28	0.58	(0.29)	(0.05)	—	(0.34)	13.65	4.39		0.75		0.75		2.18		11		17
12-31-2012	12.60	0.31	0.91	1.22	(0.33)	(0.08)	—	(0.41)	13.41	9.71		0.97		0.97		2.38		11		14
CLASS R4
12-31-2016	12.40	0.30	0.39	0.69	(0.30)	(0.21)	—	(0.51)	12.58	5.56		0.45		0.34		2.35		6		23
12-31-2015	13.27	0.31	(0.51)	(0.20)	(0.35)	(0.32)	—	(0.67)	12.40	(1.56)		0.50		0.38		2.37		6		10
12-31-2014	13.66	0.36	0.10	0.46	(0.37)	(0.48)	—	(0.85)	13.27	3.36		0.63		0.51		2.62		9		22
12-31-2013	13.42	0.34	0.29	0.63	(0.34)	(0.05)	—	(0.39)	13.66	4.72		0.58		0.48		2.51		9		17
12-31-2012	12.61	0.36	0.90	1.26	(0.37)	(0.08)	—	(0.45)	13.42	10.06		0.60		0.54		2.72		8		14
CLASS R5
12-31-2016	12.40	0.32	0.40	0.72	(0.33)	(0.21)	—	(0.54)	12.58	5.77		0.15		0.13		2.53		7		23
12-31-2015	13.28	0.36	(0.54)	(0.18)	(0.38)	(0.32)	—	(0.70)	12.40	(1.41)		0.18		0.16		2.70		8		10
12-31-2014	13.67	0.38	0.12	0.50	(0.41)	(0.48)	—	(0.89)	13.28	3.64		0.26		0.24		2.75		13		22
12-31-2013	13.43	0.37	0.30	0.67	(0.38)	(0.05)	—	(0.43)	13.67	5.03		0.17		0.17		2.70		15		17
12-31-2012	12.62	0.41	0.89	1.30	(0.41)	(0.08)	—	(0.49)	13.43	10.37		0.31		0.31		3.11		15		14

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       36

Lifestyle Conservative Portfolio (continued)
Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data
		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period($)	Net invest- ment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on invest- ments($)	Total from invest- ment operations($)	From net invest- ment income($)	From net realized gain($)	From tax return of capital($)	Total distribu- tions($)	Net asset value, end of period($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
12-31-2016	12.39	0.34	0.39	0.73	(0.34)	(0.21)	—	(0.55)	12.57	5.85	0.10	0.07	2.68	14	23
12-31-2015	13.27	0.39	(0.56)	(0.17)	(0.39)	(0.32)	—	(0.71)	12.39	(1.34)	0.13	0.06	2.95	13	10
12-31-2014	13.65	0.47	0.06	0.53	(0.43)	(0.48)	—	(0.91)	13.27	3.87	0.42	0.06	3.41	8	22
12-31-2013	13.42	0.43	0.24	0.67	(0.39)	(0.05)	—	(0.44)	13.65	5.05	0.43	0.11	3.19	5	17
12-31-2012	12.61	0.51	0.81	1.32	(0.43)	(0.08)	—	(0.51)	13.42	10.56	2.50	0.11	3.83	2	14
CLASS 1
12-31-2016	12.39	0.33	0.40	0.73	(0.33)	(0.21)	—	(0.54)	12.58	5.88	0.13	0.12	2.59	2,149	23
12-31-2015	13.27	0.37	(0.55)	(0.18)	(0.38)	(0.32)	—	(0.70)	12.39	(1.39)	0.13	0.11	2.79	2,241	10
12-31-2014	13.66	0.41	0.10	0.51	(0.42)	(0.48)	—	(0.90)	13.27	3.74	0.13	0.11	2.94	2,584	22
12-31-2013	13.42	0.38	0.30	0.68	(0.39)	(0.05)	—	(0.44)	13.66	5.12	0.11	0.11	2.77	2,758	17
12-31-2012	12.61	0.43	0.89	1.32	(0.43)	(0.08)	—	(0.51)	13.42	10.56	0.11	0.11	3.28	3,090	14

1	Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of the underlying funds held by the portfolio. The range of expense ratio of the underlying funds held by the portfolio was as follows: 0.60%-3.77%, 0.62%-2.99%, 0.62%-2.85%, 0.62%-3.11% and 0.63%-1.48% for the years ended 12-31-16, 12-31-15, 12-31-14, 12-31-13 and 12-31-12, respectively.
6	The inception date for Class I shares is 5-1-15.
7	Not annualized.
8	Annualized.
9	The portfolio turnover is shown for the period from 1-1-15 to 12-31-15.
10	The inception date for Class R2 shares is 3-1-12.
11	Less than $500,000.
12	The portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       37

Notes to financial statements

Note 1 — Organization

John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (the funds), five of which (collectively, Lifestyle Portfolios, or the portfolios, and individually the portfolio) are presented in this report. The Lifestyle Portfolios operate as "funds of funds" that invest in other series of the Trust and other John Hancock group of funds.

The portfolios may offer multiple classes of shares. The shares currently offered by the Trust are detailed in the Statements of assets and liabilities. Class A and Class C are open to all investors. Class B shares are closed to new investors, subject to exceptions described in the portfolio's prospectus. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class 5 shares are available only to the John Hancock Freedom 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

The investment objectives of the portfolios are as follows:

Lifestyle Aggressive Portfolio

To seek long term growth of capital. Current income is not a consideration.

Lifestyle Growth Portfolio

To seek long term growth of capital. Current income is also a consideration.

Lifestyle Balanced Portfolio

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

Lifestyle Moderate Portfolio

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.

Lifestyle Conservative Portfolio

To seek a high level of current income with some consideration given to growth of capital.

Effective February 1, 2017, the portfolios changed their names as follows:

Current Portfolio Name	New Portfolio Name
Lifestyle Aggressive Portfolio	Multimanager Lifestyle Aggressive Portfolio
Lifestyle Growth Portfolio	Multimanager Lifestyle Growth Portfolio
Lifestyle Balanced Portfolio	Multimanager Lifestyle Balanced Portfolio
Lifestyle Moderate Portfolio	Multimanager Lifestyle Moderate Portfolio
Lifestyle Conservative Portfolio	Multimanager Lifestyle Conservative Portfolio

The accounting policies of the John Hancock underlying funds in which the portfolios invest are outlined in the underlying funds' shareholder reports, which include the underlying funds' financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC's public reference room in Washington, D.C. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolio's Valuation Policies and Procedures. In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and/or other open-end management investment companies are valued at their respective NAVs each business day.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       38

quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of December 31, 2016, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. (Citibank) as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund, the portfolios can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the portfolios had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. For the year ended December 31, 2016, the portfolios had no borrowings under either line of credit.

Commitment fees for the year ended December 31, 2016 were as follows:

Portfolio	Commitment fee
Lifestyle Aggressive Portfolio	$10,760
Lifestyle Growth Portfolio	29,496
Lifestyle Balanced Portfolio	30,559
Lifestyle Moderate Portfolio	10,914
Lifestyle Conservative Portfolio	8,959

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

During the year ended December 31, 2016, certain portfolios were due to receive reimbursements from State Street Bank for overbilling of custody out-of-pocket fees from prior years. As a result of the accrued reimbursements, some portfolios reflect negative custodian fees in the current reporting period. Custodian fees incurred by the portfolios for the year ended December 31, 2016 prior to these reimbursements were as follows:

Lifestyle Aggressive Portfolio	$19,200
Lifestyle Growth Portfolio	19,200
Lifestyle Balanced Portfolio	19,200
Lifestyle Moderate Portfolio	19,200
Lifestyle Conservative Portfolio	19,200

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2016, the portfolios have no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2016, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Lifestyle Aggressive Portfolio	$3,478,031,087	$548,792,966	($24,711,210)	$524,081,756
Lifestyle Growth Portfolio	11,321,800,958	1,357,526,620	(109,802,505)	1,247,724,115

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       39

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Lifestyle Balanced Portfolio	12,072,533,523	1,047,024,185	(139,218,196)	907,805,989
Lifestyle Moderate Portfolio	3,850,315,095	213,174,722	(52,826,488)	160,348,234
Lifestyle Conservative Portfolio	3,137,183,337	64,921,645	(54,620,795)	10,300,850

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Lifestyle Aggressive and Lifestyle Growth Portfolios generally declare and pay income dividends and capital gain distributions, if any, at least annually. The Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative Portfolios generally declare and pay income dividends quarterly and capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended December 31, 2016 and 2015 was as follows:

	2016 Distributions
Portfolio	Ordinary income	Long term capital gains	Total
Lifestyle Aggressive Portfolio	$45,541,876	$265,003,118	$310,544,994
Lifestyle Growth Portfolio	196,954,353	725,681,130	922,635,483
Lifestyle Balanced Portfolio	263,145,903	596,075,956	859,221,859
Lifestyle Moderate Portfolio	97,805,500	112,266,099	210,071,599
Lifestyle Conservative Portfolio	81,696,888	45,423,231	127,120,119

	2015 Distributions
Portfolio	Ordinary income	Long term capital gains	Total
Lifestyle Aggressive Portfolio	$82,430,200	$244,495,160	$326,925,360
Lifestyle Growth Portfolio	316,828,454	743,985,132	1,060,813,586
Lifestyle Balanced Portfolio	379,202,419	585,227,084	964,429,503
Lifestyle Moderate Portfolio	124,821,925	119,089,744	243,911,669
Lifestyle Conservative Portfolio	101,821,564	71,481,588	173,303,152

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2016, may be treated as occurring on January 1, 2017, the first day of the portfolios' next taxable year. As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed long term capital gains
Lifestyle Aggressive Portfolio	$146,706,444
Lifestyle Growth Portfolio	386,451,016
Lifestyle Balanced Portfolio	300,667,539
Lifestyle Moderate Portfolio	75,955,153
Lifestyle Conservative Portfolio	1,966,192

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       40

Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor, equivalent on an annual basis, as detailed below. Aggregate net assets include the net assets of the portfolios and the net assets of similar funds of John Hancock Variable Insurance Trust (JHVIT) and net assets of similar funds of the Trust. The Advisor has subadvisory agreements with John Hancock Asset Management, a division of Manulife Asset management (North America) Limited and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC, which are indirect owned subsidiaries of MFC and affiliates of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.

Under the advisory agreement, the portfolios pay a daily management fee to the Advisor as outlined below:

	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Affiliated fund assets	0.050%	0.040%
Other assets	0.500%	0.490%

The advisory fee has two components: (a) a fee on assets invested in affiliated funds (Affiliated fund assets) and (b) a fee on assets not invested in affiliated funds (Other assets). Affiliated funds are any funds of the Trust, JHVIT and John Hancock Funds III excluding, John Hancock 500 Index Trust B, John Hancock Total Bond Market Trust B and John Hancock International Equity Index Trust B.

Expense reimbursements. The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class A, Class I, Class R2 and Class R6 shares of the portfolios to the extent they exceed 0.41%, 0.11%, 0.56% and 0.00%, respectively, of average net assets (on an annualized basis) attributable to the classes (the class expense waiver). The class expense waiver expires on April 30, 2017, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to reduce its management fee and/ or make payment to each portfolio in an amount equal to the amount by which "Other fund level expenses" of a portfolio exceed 0.05% of the average annual net assets (on an annualized basis) of the portfolio. "Other expenses" means all of the expenses of a portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business, distribution and service (Rule 12b-1) fees and class specific expenes, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2017, unless renewed by mutual agreement of a portfolio and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive its advisory fees and/or reduce expenses by 0.002% of each portfolio's average net assets. This expense limitation agreement expires on April 30, 2017, unless renewed by mutual agreement of the portfolios and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor voluntarily agreed to waive its advisory fee or reimburse each portfolio so that the aggregate advisory fee retained by the Advisor with respect to both the portfolio and the underlying investments (after payment of any subadvisory fees) does not exceed 0.50% of the portfolio's first $7.5 billion of average annual net assets and 0.49% of the portfolio's average annual net assets in excess of $7.5 billion. This voluntary waiver may be terminated at any time by the Advisor upon notice to the Trust.

For the year ended December 31, 2016, the expense reductions related to these agreements amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:

Expense Reimbursement by Class
Portfolio	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Class 5	Total
Lifestyle Aggressive Portfolio	$241,203	$5,798	$68,156	$1,559	$2,824	$2,764	$2,278	$3,472	$3,112	$11,639	$1,455,871	—	$1,798,676
Lifestyle Growth Portfolio	796,449	21,641	234,492	3,191	6,163	5,821	4,766	6,136	8,637	24,941	3,368,068	$83,121	4,563,426
Lifestyle Balanced Portfolio	839,111	20,051	248,649	3,705	5,295	4,056	6,533	7,220	6,506	24,316	3,063,888	42,897	4,272,227
Lifestyle Moderate Portfolio	237,508	5,057	69,047	709	1,372	1,267	1,425	1,838	1,874	12,109	534,826	10,030	877,062
Lifestyle Conservative Portfolio	192,901	4,246	53,442	1,211	1,390	966	1,067	1,156	1,230	4,428	353,836	—	615,873

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2016 were equivalent to a net annual effective rate of the portfolios' average daily net assets as follows:

Portfolio	Annual effective rate
Lifestyle Aggressive Portfolio	0.04%
Lifestyle Growth Portfolio	0.04%
Lifestyle Balanced Portfolio	0.04%
Lifestyle Moderate Portfolio	0.04%
Lifestyle Conservative Portfolio	0.04%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2016 amounted to an annual rate of 0.01% each portfolio's average daily net assets.

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       41

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4 and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares. The portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R3	0.50%	0.15%
Class B	1.00%	—	Class R4	0.25%	0.10%
Class C	1.00%	—	Class R5	—	0.05%
Class R1	0.50%	0.25%	Class 1	0.05%	—
Class R2	0.25%	0.25%

The portfolios' Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on April 30, 2017, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at that time. This contractual waiver amounted to the following for the year ended December 31, 2016:

Portfolio	Class R4
Lifestyle Aggressive Portfolio	8,232
Lifestyle Growth Portfolio	18,585
Lifestyle Balanced Portfolio	24,534
Lifestyle Moderate Portfolio	10,245
Lifestyle Conservative Portfolio	7,307

Sales charges. Class A shares are assessed up-front sales charges of up to 5.00% of the net asset value of such shares. The following summarizes the net up-front sales charges received by the Distributor during the year ended December 31, 2016:

	Lifestyle Aggressive Portfolio	Lifestyle Growth Portfolio	Lifestyle Balanced Portfolio	Lifestyle Moderate Portfolio	Lifestyle Conservative Portfolio
Net sales charges	$611,229	$3,253,792	$3,099,682	$1,053,160	$842,760
Retained for printing prospectus, advertising and sales literature	97,123	524,391	513,734	173,005	143,280
Sales commission to unrelated broker-dealers	486,444	2,666,588	2,529,979	863,289	688,095
Sales commission to affiliated sales personnel	27,662	62,813	55,969	16,866	11,385

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended December 31, 2016, CDSCs received by the Distributor were as follows:

Portfolio	Class A	Class B	Class C
Lifestyle Aggressive Portfolio	$4,947	$11,093	$27,099
Lifestyle Growth Portfolio	3,803	78,165	87,424
Lifestyle Balanced Portfolio	2,739	104,794	95,506
Lifestyle Moderate Portfolio	166	37,659	50,365
Lifestyle Conservative Portfolio	1,890	43,983	48,416

Transfer agent fees. The portfolios have a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended December 31, 2016 were:

	Class	Distribution and service fees	Transfer agent fees
Lifestyle Aggressive Portfolio	Class A	$1,226,848	$516,152
	Class B	137,953	17,442

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       42

	Class	Distribution and service fees	Transfer agent fees
	Class C	1,603,824	202,515
	Class I	—	3,777
	Class R1	50,466	1,115
	Class R2	32,347	1,085
	Class R3	34,989	898
	Class R4	28,949	1,381
	Class R5	3,704	1,230
	Class R6	—	3,299
	Class 1	1,710,515	—
	Total	$4,829,595	$748,894
Lifestyle Growth Portfolio	Class A	$4,803,884	$2,021,529
	Class B	652,130	82,468
	Class C	7,019,402	886,546
	Class I	—	9,377
	Class R1	135,445	3,087
	Class R2	86,159	2,891
	Class R3	90,213	2,390
	Class R4	65,313	3,122
	Class R5	12,946	4,367
	Class R6	—	8,323
	Class 1	5,031,782	—
	Class 5	—	—
	Total	$17,897,274	$3,024,100
Lifestyle Balanced Portfolio	Class A	$5,482,346	$2,307,724
	Class B	680,651	86,076
	Class C	8,403,621	1,061,618
	Class I	—	12,536
	Class R1	133,786	2,992
	Class R2	68,374	2,281
	Class R3	141,376	3,688
	Class R4	86,107	4,119
	Class R5	10,668	3,699
	Class R6	—	8,831
	Class 1	5,168,589	—
	Class 5	—	—
	Total	$20,175,518	$3,493,564
Lifestyle Moderate Portfolio	Class A	$2,061,092	$867,551
	Class B	279,186	35,296
	Class C	3,796,515	479,704
	Class I	—	3,635
	Class R1	55,437	1,260
	Class R2	34,408	1,154
	Class R3	49,536	1,304
	Class R4	36,116	1,724
	Class R5	5,198	1,736
	Class R6	—	5,811
	Class 1	1,464,835	—
	Class 5	—	—
	Total	$7,782,323	$1,399,175
Lifestyle Conservative Portfolio	Class A	$1,799,417	$757,280
	Class B	268,118	33,913
	Class C	3,368,697	425,722
	Class I	—	7,094
	Class R1	66,423	1,461
	Class R2	30,832	1,039

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       43

Class	Distribution and service fees	Transfer agent fees
Class R3	39,972	1,127
Class R4	25,676	1,230
Class R5	3,820	1,296
Class R6	—	2,264
Class 1	1,113,283	—
Total	$6,716,238	$1,232,426

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation andexpenses are allocated to each portfolio based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Portfolio share transactions

Transactions in portfolios shares for the years ended December 31, 2016 and 2015 were as follows:

Lifestyle Aggressive Portfolio

		Year ended 12-31-16		Year ended 12-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	5,662,486	$84,401,989	7,165,623	$118,568,838
Distributions reinvested	2,099,667	30,907,208	1,997,993	30,169,706
Repurchased	(6,969,074)	(104,543,452)	(5,612,780)	(92,887,649)
Net increase	793,079	$10,765,745	3,550,836	$55,850,895
Class B shares
Sold	23,206	$351,041	43,847	$731,187
Distributions reinvested	55,295	816,164	70,092	1,061,191
Repurchased	(328,675)	(4,907,416)	(377,717)	(6,275,604)
Net decrease	(250,174)	($3,740,211)	(263,778)	($4,483,226)
Class C shares
Sold	1,136,537	$16,665,444	1,834,597	$30,409,904
Distributions reinvested	699,593	10,332,984	722,251	10,942,084
Repurchased	(2,479,373)	(37,306,586)	(1,759,491)	(29,262,138)
Net increase (decrease)	(643,243)	($10,308,158)	797,357	$12,089,850
Class I shares[1]
Sold	151,201	$2,271,961	186,880	$3,027,356
Distributions reinvested	21,307	312,789	14,059	211,730
Repurchased	(88,138)	(1,315,243)	(9,968)	(161,307)
Net increase	84,370	$1,269,507	190,971	$3,077,779
Class R1 shares
Sold	159,821	$2,364,313	136,357	$2,257,120
Distributions reinvested	26,298	387,896	27,513	416,271
Repurchased	(198,431)	(2,983,870)	(200,749)	(3,308,486)
Net decrease	(12,312)	($231,661)	(36,879)	($635,095)
Class R2 shares
Sold	264,321	$3,920,042	183,493	$3,016,568
Distributions reinvested	21,017	307,691	15,695	235,900
Repurchased	(162,145)	(2,438,206)	(155,600)	(2,607,209)
Net increase	123,193	$1,789,527	43,588	$645,259
Class R3 shares
Sold	84,313	$1,243,994	155,057	$2,523,190
Distributions reinvested	25,292	371,532	30,613	461,332
Repurchased	(191,875)	(2,806,013)	(172,568)	(2,851,435)
Net increase (decrease)	(82,270)	($1,190,487)	13,102	$133,087

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       44

		Year ended 12-31-16		Year ended 12-31-15
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	434,736	$6,281,793	78,841	$1,301,729
Distributions reinvested	35,796	524,767	30,453	458,312
Repurchased	(406,819)	(6,196,872)	(151,021)	(2,475,390)
Net increase (decrease)	63,713	$609,688	(41,727)	($715,349)
Class R5 shares
Sold	75,936	$1,127,267	105,146	$1,747,110
Distributions reinvested	35,009	513,929	49,209	741,094
Repurchased	(221,825)	(3,296,844)	(338,107)	(5,425,892)
Net decrease	(110,880)	($1,655,648)	(183,752)	($2,937,688)
Class R6 shares
Sold	469,407	$7,014,690	674,832	$11,110,331
Distributions reinvested	95,932	1,406,360	111,310	1,675,219
Repurchased	(780,234)	(11,582,699)	(284,820)	(4,654,948)
Net increase (decrease)	(214,895)	($3,161,649)	501,322	$8,130,602
Class 1 shares
Sold	2,621,409	$37,891,033	3,376,507	$55,530,408
Distributions reinvested	18,019,121	263,980,123	18,607,480	279,856,494
Repurchased	(31,640,557)	(477,344,678)	(24,230,233)	(395,169,451)
Net decrease	(11,000,027)	($175,473,522)	(2,246,246)	($59,782,549)
Total net increase (decrease)	(11,249,446)	($181,326,869)	2,324,794	$11,373,565

1 The inception date for Class I shares is 5-1-15.

Lifestyle Growth Portfolio

		Year ended 12-31-16		Year ended 12-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	17,396,883	$260,032,978	23,574,480	$390,507,505
Distributions reinvested	7,459,406	110,175,462	8,094,613	122,148,043
Repurchased	(25,604,077)	(388,526,174)	(17,377,508)	(287,933,755)
Net increase (decrease)	(747,788)	($18,317,734)	14,291,585	$224,721,793
Class B shares
Sold	30,840	$465,132	78,258	$1,288,539
Distributions reinvested	237,240	3,515,764	340,666	5,154,277
Repurchased	(1,492,857)	(22,420,633)	(1,450,743)	(24,064,017)
Net decrease	(1,224,777)	($18,439,737)	(1,031,819)	($17,621,201)
Class C shares
Sold	4,342,281	$64,323,372	7,442,991	$123,186,875
Distributions reinvested	2,825,421	41,816,295	3,303,564	49,949,856
Repurchased	(10,800,739)	(163,221,409)	(6,943,377)	(114,585,759)
Net increase (decrease)	(3,633,037)	($57,081,742)	3,803,178	$58,550,972
Class I shares[1]
Sold	998,582	$15,257,590	551,365	$9,256,285
Distributions reinvested	82,171	1,207,089	31,076	466,458
Repurchased	(373,196)	(5,629,316)	(182,845)	(3,011,315)
Net increase	707,557	$10,835,363	399,596	$6,711,428
Class R1 shares
Sold	244,488	$3,672,546	296,998	$4,902,209
Distributions reinvested	72,734	1,079,377	84,925	1,286,619
Repurchased	(454,117)	(6,806,332)	(358,739)	(5,885,453)
Net increase (decrease)	(136,895)	($2,054,409)	23,184	$303,375

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       45

		Year ended 12-31-16		Year ended 12-31-15
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	474,381	$7,056,817	358,753	$5,942,031
Distributions reinvested	70,057	1,028,442	61,103	916,541
Repurchased	(306,593)	(4,619,901)	(159,218)	(2,650,046)
Net increase	237,845	$3,465,358	260,638	$4,208,526
Class R3 shares
Sold	209,483	$3,113,122	356,261	$5,899,444
Distributions reinvested	62,215	917,673	87,519	1,318,918
Repurchased	(547,393)	(8,068,432)	(670,913)	(10,993,765)
Net decrease	(275,695)	($4,037,637)	(227,133)	($3,775,403)
Class R4 shares
Sold	308,898	$4,456,612	253,878	$4,232,296
Distributions reinvested	73,469	1,083,661	96,575	1,455,380
Repurchased	(601,852)	(9,232,430)	(865,914)	(14,539,204)
Net decrease	(219,485)	($3,692,157)	(515,461)	($8,851,528)
Class R5 shares
Sold	199,083	$2,967,358	326,351	$5,447,293
Distributions reinvested	108,116	1,596,873	155,669	2,349,039
Repurchased	(734,597)	(11,282,366)	(939,156)	(15,432,635)
Net decrease	(427,398)	($6,718,135)	(457,136)	($7,636,303)
Class R6 shares
Sold	986,527	$14,730,604	1,336,837	$22,135,008
Distributions reinvested	231,669	3,405,541	252,117	3,786,793
Repurchased	(1,597,792)	(24,269,259)	(729,617)	(12,054,145)
Net increase (decrease)	(379,596)	($6,133,114)	859,337	$13,867,656
Class 1 shares
Sold	3,746,536	$54,360,119	4,665,899	$76,939,472
Distributions reinvested	49,962,234	734,444,844	56,490,650	848,489,568
Repurchased	(86,438,879)	(1,310,087,831)	(69,384,745)	(1,135,464,098)
Net decrease	(32,730,109)	($521,282,868)	(8,228,196)	($210,035,058)
Class 5 shares
Sold	883,983	$13,062,239	1,231,134	$20,304,540
Distributions reinvested	1,310,783	19,242,292	1,312,048	19,680,723
Repurchased	(964,305)	(14,685,254)	(486,041)	(8,046,770)
Net increase	1,230,461	$17,619,277	2,057,141	$31,938,493
Total net increase (decrease)	(37,598,917)	($605,837,535)	11,234,914	$92,382,750

1 The inception date for Class I shares is 5-1-15.

Lifestyle Balanced Portfolio

		Year ended 12-31-16		Year ended 12-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	22,113,123	$320,442,486	28,607,654	$448,342,427
Distributions reinvested	7,751,881	111,330,445	8,310,977	120,859,901
Repurchased	(34,258,173)	(501,200,512)	(23,005,353)	(359,955,039)
Net increase (decrease)	(4,393,169)	($69,427,581)	13,913,278	$209,247,289
Class B shares
Sold	74,741	$1,095,731	136,080	$2,142,791
Distributions reinvested	225,981	3,237,109	309,507	4,476,039
Repurchased	(1,600,295)	(23,292,977)	(1,333,146)	(20,888,532)
Net decrease	(1,299,573)	($18,960,137)	(887,559)	($14,269,702)

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       46

		Year ended 12-31-16		Year ended 12-31-15
	Shares	Amount	Shares	Amount
Class C shares
Sold	4,712,217	$67,979,253	9,250,130	$145,245,941
Distributions reinvested	3,054,592	43,785,415	3,517,119	50,897,252
Repurchased	(13,662,609)	(199,738,828)	(8,928,499)	(139,438,246)
Net increase (decrease)	(5,895,800)	($87,974,160)	3,838,750	$56,704,947
Class I shares[1]
Sold	1,100,754	$16,043,006	503,451	$7,901,997
Distributions reinvested	77,244	1,103,132	27,685	399,611
Repurchased	(414,266)	(6,030,228)	(92,840)	(1,427,061)
Net increase	763,732	$11,115,910	438,296	$6,874,547
Class R1 shares
Sold	370,538	$5,291,898	358,547	$5,564,517
Distributions reinvested	50,340	718,784	54,160	782,331
Repurchased	(487,467)	(7,093,786)	(490,440)	(7,683,175)
Net decrease	(66,589)	($1,083,104)	(77,733)	($1,336,327)
Class R2 shares
Sold	376,903	$5,432,940	597,051	$9,378,316
Distributions reinvested	38,904	555,426	41,675	602,631
Repurchased	(262,571)	(3,817,055)	(351,126)	(5,537,565)
Net increase	153,236	$2,171,311	287,600	$4,443,382
Class R3 shares
Sold	355,851	$5,116,896	355,250	$5,555,465
Distributions reinvested	90,171	1,290,503	104,600	1,515,995
Repurchased	(608,539)	(8,737,558)	(694,899)	(10,808,697)
Net decrease	(162,517)	($2,330,159)	(235,049)	($3,737,237)
Class R4 shares
Sold	440,530	$6,219,970	532,514	$8,342,060
Distributions reinvested	94,910	1,361,167	112,222	1,632,959
Repurchased	(747,578)	(11,036,607)	(1,580,189)	(25,289,689)
Net decrease	(212,138)	($3,455,470)	(935,453)	($15,314,670)
Class R5 shares
Sold	329,707	$4,723,107	535,229	$8,395,616
Distributions reinvested	88,086	1,265,454	157,623	2,298,811
Repurchased	(1,241,823)	(17,665,520)	(1,313,900)	(20,212,298)
Net decrease	(824,030)	($11,676,959)	(621,048)	($9,517,871)
Class R6 shares
Sold	1,096,587	$15,790,475	2,818,358	$44,304,975
Distributions reinvested	212,796	3,040,545	315,303	4,569,741
Repurchased	(2,841,335)	(41,092,510)	(1,012,497)	(15,815,226)
Net increase (decrease)	(1,531,952)	($22,261,490)	2,121,164	$33,059,490
Class 1 shares
Sold	3,411,339	$48,456,584	4,048,414	$62,780,104
Distributions reinvested	47,512,873	678,665,844	52,618,420	763,269,899
Repurchased	(95,966,371)	(1,394,627,178)	(84,983,002)	(1,313,422,552)
Net decrease	(45,042,159)	($667,504,750)	(28,316,168)	($487,372,549)
Class 5 shares
Sold	564,012	$8,128,731	693,122	$10,819,616
Distributions reinvested	703,275	10,051,879	688,844	9,990,751
Repurchased	(629,360)	(9,103,471)	(482,436)	(7,489,601)
Net increase	637,927	$9,077,139	899,530	$13,320,766
Total net decrease	(57,873,032)	($862,309,450)	(9,574,392)	($207,897,935)

1 The inception date for Class I shares is 5-1-15.

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       47

Lifestyle Moderate Portfolio

		Year ended 12-31-16		Year ended 12-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	10,505,121	$141,098,845	11,935,804	$168,429,630
Distributions reinvested	2,448,064	32,654,220	2,661,965	35,584,440
Repurchased	(13,583,265)	(183,053,388)	(9,801,255)	(138,332,487)
Net increase (decrease)	(630,080)	($9,300,323)	4,796,514	$65,681,583
Class B shares
Sold	40,566	$535,722	38,166	$528,242
Distributions reinvested	74,617	992,924	99,278	1,320,456
Repurchased	(535,863)	(7,217,042)	(582,206)	(8,208,893)
Net decrease	(420,680)	($5,688,396)	(444,762)	($6,360,195)
Class C shares
Sold	2,892,969	$38,619,042	4,857,982	$68,656,693
Distributions reinvested	1,096,876	14,615,774	1,336,418	17,780,650
Repurchased	(7,212,236)	(97,319,754)	(5,457,029)	(76,890,949)
Net increase (decrease)	(3,222,391)	($44,084,938)	737,371	$9,546,394
Class I shares[1]
Sold	311,022	$4,155,487	177,317	$2,525,410
Distributions reinvested	17,672	234,724	7,569	100,409
Repurchased	(115,432)	(1,544,981)	(30,456)	(425,346)
Net increase	213,262	$2,845,230	154,430	$2,200,473
Class R1 shares
Sold	181,921	$2,449,897	219,661	$3,101,423
Distributions reinvested	20,174	268,405	23,473	312,409
Repurchased	(261,574)	(3,533,219)	(236,749)	(3,357,701)
Net increase (decrease)	(59,479)	($814,917)	6,385	$56,131
Class R2 shares
Sold	157,917	$2,096,988	250,606	$3,565,996
Distributions reinvested	20,658	274,623	19,185	255,432
Repurchased	(100,396)	(1,355,350)	(114,620)	(1,617,998)
Net increase	78,179	$1,016,261	155,171	$2,203,430
Class R3 shares
Sold	120,159	$1,607,926	162,944	$2,299,507
Distributions reinvested	27,065	360,190	33,484	446,286
Repurchased	(214,418)	(2,846,375)	(290,464)	(4,093,682)
Net decrease	(67,194)	($878,259)	(94,036)	($1,347,889)
Class R4 shares
Sold	230,583	$3,049,018	252,637	$3,566,838
Distributions reinvested	33,735	448,870	44,581	595,235
Repurchased	(430,803)	(5,849,049)	(475,867)	(6,734,698)
Net decrease	(166,485)	($2,351,161)	(178,649)	($2,572,625)
Class R5 shares
Sold	119,712	$1,600,338	263,572	$3,697,650
Distributions reinvested	37,438	498,449	48,918	653,447
Repurchased	(289,125)	(3,909,808)	(338,402)	(4,721,168)
Net decrease	(131,975)	($1,811,021)	(25,912)	($370,071)
Class R6 shares
Sold	1,156,892	$15,291,215	1,170,178	$16,565,766
Distributions reinvested	130,241	1,732,377	128,905	1,717,638
Repurchased	(1,354,326)	(18,186,868)	(405,959)	(5,706,492)
Net increase (decrease)	(67,193)	($1,163,276)	893,124	$12,576,912

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       48

		Year ended 12-31-16		Year ended 12-31-15
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	3,709,842	$49,723,051	1,588,502	$22,358,367
Distributions reinvested	11,492,433	152,956,670	13,438,572	179,646,043
Repurchased	(31,868,341)	(427,914,112)	(31,166,906)	(437,253,881)
Net decrease	(16,666,066)	($225,234,391)	(16,139,832)	($235,249,471)
Class 5 shares
Sold	469,793	$6,232,805	380,594	$5,380,835
Distributions reinvested	226,390	3,010,265	231,049	3,082,849
Repurchased	(410,561)	(5,498,285)	(345,964)	(4,858,011)
Net increase	285,622	$3,744,785	265,679	$3,605,673
Total net decrease	(20,854,480)	($283,720,406)	(9,874,517)	($150,029,655)

1 The inception date for Class I shares is 5-1-15.

Lifestyle Conservative Portfolio

		Year ended 12-31-16		Year ended 12-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	14,176,545	$180,940,396	11,316,760	$149,968,723
Distributions reinvested	1,739,564	22,046,730	2,215,516	28,000,486
Repurchased	(14,123,164)	(180,168,889)	(12,266,500)	(162,198,929)
Net increase	1,792,945	$22,818,237	1,265,776	$15,770,280
Class B shares
Sold	86,522	$1,093,681	68,853	$904,293
Distributions reinvested	50,215	636,002	89,013	1,121,089
Repurchased	(716,296)	(9,134,382)	(665,251)	(8,823,422)
Net decrease	(579,559)	($7,404,699)	(507,385)	($6,798,040)
Class C shares
Sold	3,298,644	$41,857,180	5,690,832	$75,406,681
Distributions reinvested	648,340	8,208,949	1,000,130	12,591,725
Repurchased	(7,438,164)	(94,841,371)	(7,031,636)	(92,875,328)
Net decrease	(3,491,180)	($44,775,242)	(340,674)	($4,876,922)
Class I shares[1]
Sold	700,902	$9,008,412	381,460	$5,080,264
Distributions reinvested	30,153	380,689	14,636	183,821
Repurchased	(160,676)	(2,056,899)	(67,762)	(881,115)
Net increase	570,379	$7,332,202	328,334	$4,382,970
Class R1 shares
Sold	422,229	$5,366,683	225,683	$2,981,179
Distributions reinvested	18,129	229,306	24,002	302,694
Repurchased	(334,387)	(4,258,030)	(357,253)	(4,721,554)
Net increase (decrease)	105,971	$1,337,959	(107,568)	($1,437,681)
Class R2 shares
Sold	192,763	$2,430,962	181,053	$2,404,224
Distributions reinvested	12,929	164,005	18,023	227,472
Repurchased	(276,007)	(3,523,169)	(166,217)	(2,193,793)
Net increase (decrease)	(70,315)	($928,202)	32,859	$437,903
Class R3 shares
Sold	165,374	$2,123,056	206,581	$2,719,887
Distributions reinvested	17,466	220,832	31,991	403,431
Repurchased	(357,112)	(4,527,158)	(417,128)	(5,501,625)
Net decrease	(174,272)	($2,183,270)	(178,556)	($2,378,307)

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       49

		Year ended 12-31-16		Year ended 12-31-15
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	282,338	$3,527,294	99,449	$1,312,285
Distributions reinvested	20,653	261,745	25,728	325,491
Repurchased	(316,950)	(4,074,003)	(346,094)	(4,616,655)
Net decrease	(13,959)	($284,964)	(220,917)	($2,978,879)
Class R5 shares
Sold	92,152	$1,173,470	214,162	$2,850,953
Distributions reinvested	24,031	304,346	41,707	527,903
Repurchased	(216,737)	(2,750,528)	(527,051)	(6,932,586)
Net decrease	(100,554)	($1,272,712)	(271,182)	($3,553,730)
Class R6 shares
Sold	398,653	$5,070,203	705,937	$9,340,571
Distributions reinvested	46,221	584,678	54,928	693,768
Repurchased	(400,971)	(5,113,423)	(349,196)	(4,600,788)
Net increase	43,903	$541,458	411,669	$5,433,551
Class 1 shares
Sold	5,954,830	$76,126,688	3,551,122	$46,667,277
Distributions reinvested	7,211,377	91,307,065	9,853,746	124,614,523
Repurchased	(23,082,056)	(293,231,091)	(27,311,412)	(360,450,882)
Net decrease	(9,915,849)	($125,797,338)	(13,906,544)	($189,169,082)
Total net decrease	(11,832,490)	($150,616,571)	(13,494,188)	($185,167,937)

1 The inception date for Class I shares is 5-1-15.

Note 6 — Purchase and sale of securities

The following summarizes the purchases and sales of the underlying portfolios for the year ended December 31, 2016:

Portfolio	Purchases	Sales
Lifestyle Aggressive Portfolio	$1,246,266,193	$1,585,259,890
Lifestyle Growth Portfolio	3,557,710,104	4,605,020,377
Lifestyle Balanced Portfolio	3,022,300,504	4,242,242,775
Lifestyle Moderate Portfolio	1,027,179,821	1,379,215,687
Lifestyle Conservative Portfolio	732,319,645	912,068,560

Note 7 — Investment in affiliated underlying funds

The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, a portfolios' investment may represent a significant portion of each underlying fund's net assets. At December 31, 2016, the following portfolios held 5% or more of the net assets of the underlying funds shown below:

Portfolio	Affiliated Series NAV	Percentage of underlying fund net assets
Lifestyle Aggressive Portfolio
	JHF Global Focused Strategies Fund	99.2%
	JHF Greater China Opportunities Fund	24.3%
	JHF Small Cap Core Fund	21.5%
	JHF II Technical Opportunities	18.2%
	JHF II Small Company Growth Fund	16.7%
	JHF II Value Fund	16.1%
	JHF II Wellington Small Cap Growth Fund	16.0%
	JHF II Alpha Opportunities Fund	15.6%
	JHF II International Strategic Equity Allocation Fund	15.7%
	JHF II U.S. Strategic Equity Allocation Fund	15.4%
	JHF Value Equity Fund	15.2%
	JHF Emerging Markets Equity Fund	15.2%
	JHF II Science & Technology Fund	14.8%
	JHF II Mid Value Fund	14.7%
	JHF II International Small Company Fund	14.5%
	JHF II International Growth Stock Fund	14.2%
	JHF II International Growth Opportunities	14.1%
	JHF II International Small Cap Fund	13.8%
	JHF II Health Sciences Fund	12.9%
	JHF II International Value Fund	13.0%
	JHF III International Value Equity Fund	12.9%
	JHF II Equity-Income Fund	12.5%
	JHF II Emerging Markets Fund	11.7%

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       50

Portfolio	Affiliated Series NAV	Percentage of underlying fund net assets
	JHF II Natural Resources Fund	11.5%
	JHF II Mid Cap Stock Fund	11.5%
	JHF II Small Company Value Fund	10.7%
	JHF II Global Real Estate Fund	9.5%
	JHF II Real Estate Equity Fund	9.1%
	JHF II Fundamental Global Franchise Fund	9.1%
	JHF II Small Cap Value Fund	9.0%
	JHF II Capital Appreciation Value	9.0%
	JHF II Capital Appreciation Fund	8.9%
	JHF II Global Equity Fund	8.8%
	JHF III Strategic Growth Fund	8.0%
	JHF Financial Industries Fund	7.6%
	JHF II Blue Chip Growth Fund	6.8%
	JHF II Redwood Fund	6.6%
	JHF II New Opportunities Fund	5.2%
Lifestyle Growth Portfolio
	JHF Small Cap Core Fund	48.2%
	JHF II U.S. Strategic Equity Allocation Fund	44.1%
	JHF II Technical Opportunities	43.2%
	JHF II International Strategic Equity Allocation Fund	41.0%
	JHF II Value Fund	39.5%
	JHF Value Equity Fund	38.5%
	JHF II International Growth Stock Fund	38.5%
	JHF II Health Sciences Fund	38.2%
	JHF II Mid Value Fund	36.1%
	JHF II Alpha Opportunities Fund	35.8%
	JHF II Science & Technology Fund	35.4%
	JHF III International Value Equity Fund	35.7%
	JHF II International Small Company Fund	34.4%
	JHF II Small Company Growth Fund	32.5%
	JHF Emerging Markets Equity Fund	32.6%
	JHF II International Small Cap Fund	32.4%
	JHF II Equity-Income Fund	31.5%
	JHF II Wellington Small Cap Growth Fund	31.4%
	JHF II International Value Fund	30.5%
	JHF II Capital Appreciation Value	29.5%
	JHF II Global Real Estate Fund	29.6%
	JHF II Mid Cap Stock Fund	28.9%
	JHF II Fundamental Global Franchise Fund	28.8%
	JHF II International Growth Opportunities	29.0%
	JHF II Real Estate Equity Fund	28.5%
	JHF II Natural Resources Fund	28.4%
	JHF II Global Equity Fund	27.3%
	JHF II Emerging Markets Fund	25.1%
	JHF II Emerging Markets Debt Fund	23.5%
	JHF II Redwood Fund	22.9%
	JHF II Capital Appreciation Fund	22.5%
	JHF II Small Company Value Fund	21.0%
	JHF Global Short Duration Credit Fund	20.5%
	JHF Financial Industries Fund	20.4%
	JHF III Strategic Growth Fund	20.2%
	JHF II Asia Pacific Total Return Bond Fund	19.0%
	JHF II Global Income Fund	18.4%
	JHF II Small Cap Value Fund	17.6%
	JHF II Real Return Bond Fund	17.5%
	JHF II Blue Chip Growth Fund	17.3%
	JHF II Spectrum Income Fund	17.0%
	JHF II Absolute Return Currency Fund	16.7%
	JHF II Short Duration Credit Opportunities Fund	15.8%
	JHF II U.S. High Yield Bond Fund	15.2%
	JHF II Floating Rate Income Fund	13.2%
	JHF II Active Bond Fund	12.8%
	JHF II New Opportunities Fund	11.6%
	JHF II Total Return Fund	9.5%
	JHF Fundamental Large Cap Core Fund	8.3%
	JHF III Global Shareholder Yield Fund	8.0%
	JHF II Global Bond Fund	7.4%
	JHF II High Yield Fund	6.8%
	JHF Seaport Fund	6.3%
	JHF High Yield Fund	6.3%
	JHF II Core Bond Fund	5.9%
Lifestyle Balanced Portfolio
	JHF II Global Real Estate Fund	43.3%
	JHF Global Short Duration Credit Fund	40.2%
	JHF II Spectrum Income Fund	39.4%
	JHF II Investment Quality Bond Fund	36.1%
	JHF II Short Duration Credit Opportunities Fund	35.8%
	JHF II Global Income Fund	35.7%
	JHF II U.S. Strategic Equity Allocation Fund	33.5%
	JHF II Asia Pacific Total Return Bond Fund	33.2%
	JHF II Emerging Markets Debt Fund	32.8%
	JHF II Global Bond Fund	32.1%
	JHF II Capital Appreciation Value	31.3%
	JHF II Science & Technology Fund	31.2%
	JHF II Real Return Bond Fund	30.4%
	JHF II Health Sciences Fund	30.4%
	JHF II Fundamental Global Franchise Fund	30.5%
	JHF II U.S. High Yield Bond Fund	30.1%
	JHF Small Cap Core Fund	29.8%
	JHF II Real Estate Equity Fund	29.5%
	JHF II Floating Rate Income Fund	29.3%
	JHF Value Equity Fund	29.2%
	JHF II Value Fund	28.3%
	JHF II Active Bond Fund	28.2%

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       51

Portfolio	Affiliated Series NAV	Percentage of underlying fund net assets
	JHF II International Strategic Equity Allocation Fund	27.8%
	JHF II Small Company Growth Fund	26.7%
	JHF II International Growth Stock Fund	26.3%
	JHF II Technical Opportunities	26.2%
	JHF II Alpha Opportunities Fund	26.0%
	JHF II Global Equity Fund	26.1%
	JHF II Mid Value Fund	25.7%
	JHF II Wellington Small Cap Growth Fund	25.6%
	JHF III International Value Equity Fund	24.3%
	JHF II Equity-Income Fund	23.9%
	JHF II International Value Fund	23.5%
	JHF II Redwood Fund	23.1%
	JHF II International Growth Opportunities	22.3%
	JHF II International Small Company Fund	22.2%
	JHF II Natural Resources Fund	21.1%
	JHF II Mid Cap Stock Fund	21.0%
	JHF II International Small Cap Fund	21.0%
	JHF II Total Return Fund	19.9%
	JHF Emerging Markets Equity Fund	19.8%
	JHF II Absolute Return Currency Fund	18.5%
	JHF Financial Industries Fund	17.3%
	JHF II Small Company Value Fund	17.1%
	JHF II Capital Appreciation Fund	17.0%
	JHF II Core Bond Fund	16.7%
	JHF III Strategic Growth Fund	15.3%
	JHF II Emerging Markets Fund	15.3%
	JHF II Small Cap Value Fund	14.4%
	JHF II High Yield Fund	13.4%
	JHF II Blue Chip Growth Fund	13.1%
	JHF High Yield Fund	12.3%
	JHF II Strategic Income Opportunities Fund	10.7%
	JHF III Global Shareholder Yield Fund	7.4%
	JHF II New Opportunities Fund	7.1%
	JHF Fundamental Large Cap Core Fund	6.3%
	JHF Seaport Fund	6.1%
Lifestyle Moderate Portfolio
	JHF II Investment Quality Bond Fund	24.3%
	JHF II Asia Pacific Total Return Bond Fund	18.9%
	JHF II Global Bond Fund	18.2%
	JHF Enduring Assets Fund	17.8%
	JHF Global Short Duration Credit Fund	16.2%
	JHF II Active Bond Fund	15.5%
	JHF II Spectrum Income Fund	14.4%
	JHF II Global Income Fund	14.4%
	JHF II Total Return Fund	14.3%
	JHF II Real Return Bond Fund	14.1%
	JHF II Emerging Markets Debt Fund	13.9%
	JHF II Short Duration Credit Opportunities Fund	13.0%
	JHF II U.S. High Yield Bond Fund	12.1%
	JHF II Floating Rate Income Fund	11.8%
	JHF II International Strategic Equity Allocation Fund	11.1%
	JHF II Core Bond Fund	10.7%
	JHF II Fundamental Global Franchise Fund	9.4%
	JHF II Global Real Estate Fund	9.4%
	JHF II Real Estate Equity Fund	9.1%
	JHF II Capital Appreciation Value	9.0%
	JHF II Global Equity Fund	7.5%
	JHF II Redwood Fund	6.9%
	JHF II Mid Value Fund	6.8%
	JHF II Absolute Return Currency Fund	6.4%
	JHF II Small Company Growth Fund	5.9%
	JHF II Wellington Small Cap Growth Fund	5.6%
	JHF II High Yield Fund	5.4%
	JHF II Small Cap Value Fund	5.3%
	JHF II International Growth Stock Fund	5.2%
	JHF High Yield Fund	5.0%
Lifestyle Conservative Portfolio
	JHF II Short Term Government Income Fund	54.3%
	JHF Enduring Assets Fund	49.0%
	JHF II Investment Quality Bond Fund	25.7%
	JHF II Global Bond Fund	20.1%
	JHF II Real Return Bond Fund	16.8%
	JHF II Active Bond Fund	16.3%
	JHF II Asia Pacific Total Return Bond Fund	15.8%
	JHF II Emerging Markets Debt Fund	15.6%
	JHF II Total Return Fund	15.2%
	JHF II Spectrum Income Fund	13.1%
	JHF II Short Duration Credit Opportunities Fund	11.8%
	JHF II Core Bond Fund	11.5%
	JHF Global Short Duration Credit Fund	10.1%
	JHF II Floating Rate Income Fund	9.9%
	JHF II Global Income Fund	9.0%
	JHF II Real Estate Equity Fund	8.0%
	JHF II U.S. High Yield Bond Fund	7.5%
	JHF II Absolute Return Currency Fund	7.4%
	JHF II Global Real Estate Fund	6.6%

Information regarding the portfolios' fiscal year to date purchases and sale of the affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds is as follows:

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       52

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distribution received	Capital gain distribution received	Realized gain (loss)	Ending value
Lifestyle Aggressive Portfolio
Absolute Return Currency	3,886,791	334,641	(1,044,005)	3,177,427	—	—	$2,311	$31,297,651
All Cap Core	10,325,821	194,565	(10,520,386)	—	1,272,115	$1,106,461	46,054,934	—
Alpha Opportunities	22,716,092	86,290	(19,159,312)	3,643,070	952,648	—	10,977,620	39,855,187
Blue Chip Growth	6,318,742	309,069	(1,484,279)	5,143,532	108,607	9,528,185	11,970,618	158,729,394
Capital Appreciation	11,435,397	1,271,718	(2,199,148)	10,507,967	177,130	18,008,986	5,531,835	154,046,790
Capital Appreciation Value	16,686,946	823,225	(1,691,910)	15,818,261	3,091,299	6,046,499	(261,897)	174,791,783
Disciplined Value	5,503,360	2,719,246	(374,185)	7,848,421	1,978,384	—	(213,429)	152,180,881
Emerging Markets	25,584,734	270,073	(11,949,774)	13,905,033	2,398,253	—	(12,759,804)	125,562,451
Emerging Markets Equity	8,458,813	8,167,214	(2,179,451)	14,446,576	735,160	—	(3,055,974)	125,396,277
Equity Income	12,609,100	883,808	(2,541,920)	10,950,988	5,357,254	4,456,976	(7,708,852)	210,149,456
Financial Industries	5,864,417	264,788	(2,428,548)	3,700,657	784,326	4,123,597	489,766	70,460,503
Fundamental Global Franchise	3,351,097	1,355,302	(374,002)	4,332,397	361,509	4,904,376	(21,629)	51,035,634
Fundamental Large Cap Core	—	4,058,074	(264,562)	3,793,512	1,265,259	4,888,890	194,375	174,387,731
Fundamental Large Cap Value	13,894,392	911,723	(14,806,115)	—	—	—	43,073,780	—
Global Absolute Return Strategies	4,926,984	127,916	(5,054,900)	—	—	—	(1,783,278)	—
Global Equity	5,254,023	1,951,916	(544,757)	6,661,182	1,389,894	—	(180,174)	72,473,660
Global Focused Strategies	—	5,058,674	(52,226)	5,006,448	434,624	—	(19,549)	48,061,900
Global Real Estate	2,328,574	332,267	(426,482)	2,234,359	987,088	—	792,777	20,131,572
Global Shareholder Yield	3,807,897	804,842	(622,042)	3,990,697	1,244,617	—	295,878	41,503,249
Greater China Opportunities	641,400	10,877	—	652,277	192,632	—	—	11,440,942
Health Sciences	4,904,786	2,049,772	(397,941)	6,556,617	—	6,514,624	(1,741,597)	26,685,432
International Core	5,475,196	311,667	(5,786,863)	—	6,117,497	—	951,673	—
International Growth	—	1,072,656	—	1,072,656	198,179	—	—	21,817,820
International Growth Opportunities	8,795,653	159,456	(2,792,722)	6,162,387	579,703	—	(3,843,253)	74,688,133
International Growth Stock	9,576,685	1,413,992	(579,547)	10,411,130	1,816,054	—	(929,469)	123,996,561
International Small Cap	5,861,145	275,702	(1,380,669)	4,756,178	1,325,770	—	(2,416,630)	80,331,852
International Small Company	10,459,981	489,828	(3,023,993)	7,925,816	1,864,719	—	736,166	80,526,289
International Strategic Equity Allocation	—	27,591,931	(275,435)	27,316,496	779,208	272,379	(19,280)	271,252,804
International Value	15,283,380	378,172	(2,818,802)	12,842,750	4,545,046	—	(3,855,359)	191,999,111
International Value Equity	10,364,052	1,809,944	(1,565,527)	10,608,469	1,579,683	—	(1,949,833)	79,563,518
Mid Cap Stock	9,577,074	408,846	(922,849)	9,063,071	—	827,442	(2,624,455)	167,304,294
Mid Value	10,028,391	739,163	(2,745,058)	8,022,496	1,076,404	10,469,333	(503,371)	124,348,695
Natural Resources	6,272,587	1,096,799	(1,704,481)	5,664,905	666,183	—	(9,164,949)	68,885,242
New Opportunities	1,402,821	7,049	(359,005)	1,050,865	114,653	75,796	(1,611,926)	28,184,201
Real Estate Equity	1,914,698	479,513	(428,237)	1,965,974	397,729	2,266,205	475,241	20,131,572
Redwood	3,183,543	35,437	(399,075)	2,819,905	—	—	(275,116)	29,157,814
Science & Technology	9,865,742	770,960	(1,972,931)	8,663,771	183,271	8,143,093	1,028,702	92,442,438
Seaport	1,933,793	897	(36,352)	1,898,338	—	9,505	15,785	19,970,520
Small Cap Core	3,324,695	19,581	(1,026,496)	2,317,780	238,887	—	889,448	28,184,201
Small Cap Growth	4,122,061	460,045	(499,570)	4,082,536	—	—	(1,215,295)	33,068,539
Small Cap Value	2,298,783	88,982	(532,388)	1,855,377	265,581	1,652,862	115,887	39,723,618
Small Company Growth	1,734,127	291,304	(187,097)	1,838,334	—	1,892,488	(106,162)	33,090,021
Small Company Value	1,189,928	106,089	(369,458)	926,559	206,222	2,838,546	1,218,730	26,481,070
Strategic Growth	12,221,908	404,173	(2,751,287)	9,874,794	967,709	5,393,997	3,566,938	154,046,790
Technical Opportunities	9,707,622	906,526	(372,820)	10,241,328	—	94,652	(815,599)	110,708,758
U.S. Growth (FKA U.S. Equity)	7,748,441	1,047,452	(8,795,893)	—	728,886	8,897,197	3,540,751	—
U.S. Strategic Equity Allocation	—	27,300,936	(1,973,009)	25,327,927	913,563	—	438,466	266,703,071
Value	5,706,443	250,044	(1,222,257)	4,734,230	875,712	700,985	(1,041,595)	53,260,087
Value Equity	5,333,276	3,800,172	(729,649)	8,403,799	1,343,594	—	141,379	93,366,206
					$49,515,052	$103,113,074	$74,384,585	$4,001,423,718

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       53

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distribution received	Capital gain distribution received	Realized gain (loss)	Ending value
Lifestyle Growth Portfolio
Absolute Return Currency	22,246,055	1,332,548	(4,476,768)	19,101,835	—	—	($875,233)	$188,153,071
Active Bond	14,359,213	13,313,747	(1,448,413)	26,224,547	$7,994,910	$308,725	(21,675)	259,885,266
All Cap Core	26,553,541	504,594	(27,058,135)	—	3,299,160	2,869,546	77,129,284	—
Alpha Opportunities	56,263,000	197,394	(48,126,680)	8,333,714	2,179,232	—	29,338,610	91,170,829
Asia Pacific Total Return Bond	9,512,044	169,281	(1,860,647)	7,820,678	1,141,368	—	(1,469,166)	72,028,442
Blue Chip Growth	16,761,624	786,784	(4,527,755)	13,020,653	276,475	24,255,443	42,541,536	401,817,359
Capital Appreciation	29,769,859	3,146,245	(6,314,068)	26,602,036	452,611	46,017,435	18,885,324	389,985,846
Capital Appreciation Value	58,612,626	2,711,944	(9,457,843)	51,866,727	10,183,646	19,918,942	(718,999)	573,127,338
Core Bond	2,708,494	4,204,892	(391,469)	6,521,917	1,540,149	941,401	(12,332)	83,350,102
Disciplined Value	14,789,529	4,765,777	(1,519,125)	18,036,181	4,546,455	—	(1,213,725)	349,721,546
Emerging Markets	55,588,032	578,557	(26,378,979)	29,787,610	5,137,581	—	(15,803,293)	268,982,122
Emerging Markets Debt	15,835,991	3,701,461	(2,914,174)	16,623,278	8,607,464	—	(3,712,669)	151,604,296
Emerging Markets Equity	20,772,704	15,005,329	(4,891,490)	30,886,543	1,571,759	—	(6,851,050)	268,095,192
Equity Income	33,276,468	1,433,854	(6,997,970)	27,712,352	14,054,344	11,337,988	(16,443,897)	531,800,027
Financial Industries	15,835,879	732,845	(6,631,576)	9,937,148	2,088,031	10,977,828	379,941	189,203,302
Floating Rate Income	44,213,805	2,071,299	(16,970,658)	29,314,446	16,686,815	—	(18,768,547)	252,104,233
Fundamental Global Franchise	11,355,920	3,893,095	(1,550,283)	13,698,732	1,143,066	15,507,290	337,585	161,371,060
Fundamental Large Cap Core	—	9,575,333	(711,547)	8,863,786	2,959,419	11,435,034	659,636	407,468,231
Fundamental Large Cap Value	34,068,736	336,417	(34,405,153)	—	—	—	109,495,658	—
Global Absolute Return Strategies	28,149,298	977,059	(1,141,138)	27,985,219	—	—	(1,445,333)	283,490,264
Global Bond	3,017,320	535,891	(491,998)	3,061,213	939,364	128,828	623,272	36,122,313
Global Equity	14,319,067	8,546,329	(2,138,824)	20,726,572	4,397,666	—	(2,037,268)	225,505,109
Global Income	9,257,211	516,140	(2,677,679)	7,095,672	4,482,711	—	(3,030,375)	65,493,056
Global Real Estate	7,377,409	776,971	(1,154,628)	6,999,752	3,043,903	—	2,757,911	63,067,767
Global Shareholder Yield	19,313,027	807,758	(3,092,488)	17,028,297	5,920,806	—	(2,226,919)	177,094,290
Global Short Duration Credit	6,895,105	1,654,807	(1,220,698)	7,329,214	3,278,672	—	(1,631,796)	66,402,681
Health Sciences	14,307,633	6,430,503	(1,395,915)	19,342,221	—	19,218,341	(6,185,337)	78,722,841
High Yield	4,371,737	896,903	(908,131)	4,360,509	2,247,534	—	512,667	35,058,493
High Yield (FKA Focused High Yield)	21,058,944	5,329,691	(6,507,002)	19,881,633	4,930,722	—	(3,116,159)	68,790,449
International Core	14,778,493	810,110	(15,588,603)	—	16,398,499	—	(10,751,880)	—
International Growth	—	2,012,317	—	2,012,317	417,256	—	—	40,930,534
International Growth Opportunities	21,337,475	98,874	(8,749,945)	12,686,404	1,182,541	—	(14,809,727)	153,759,217
International Growth Stock	24,678,219	5,268,741	(1,724,151)	28,222,809	4,923,016	—	(3,502,444)	336,133,654
International Small Cap	14,419,198	333,200	(3,569,021)	11,183,377	3,117,332	—	(6,195,948)	188,887,244
International Small Company	25,964,900	508,944	(7,657,325)	18,816,519	4,384,583	—	(18,911)	191,175,831
International Strategic Equity Allocation	—	72,161,194	(627,230)	71,533,964	2,037,862	712,353	(43,906)	710,332,260
International Value	37,745,103	873,909	(8,393,732)	30,225,280	10,782,184	—	(17,638,543)	451,867,939
International Value Equity	27,155,303	4,171,917	(2,038,549)	29,288,671	4,429,948	—	(2,861,866)	219,665,033
Mid Cap Stock	24,354,935	1,058,810	(2,659,151)	22,754,594	—	2,077,453	(7,740,837)	420,049,814
Mid Value	25,357,052	1,821,561	(7,487,635)	19,690,978	2,652,640	25,800,135	43,293	305,210,153
Natural Resources	15,482,956	1,211,793	(2,742,485)	13,952,264	1,640,762	—	(14,242,246)	169,659,531
New Opportunities	2,922,044	41,211	(611,735)	2,351,520	255,433	168,866	(3,173,985)	63,067,767
Real Estate Equity	6,030,980	1,164,558	(1,072,298)	6,123,240	1,219,371	6,947,809	2,163,768	62,701,974
Real Return Bond	9,595,130	8,223,313	(1,111,747)	16,706,696	3,205,149	—	(1,011,795)	183,272,450
Redwood	11,127,018	97,608	(1,487,411)	9,737,215	—	—	(1,943,757)	100,682,800
Science & Technology	26,270,664	1,850,206	(7,419,038)	20,701,832	439,828	19,542,404	3,897,893	220,888,548
Seaport	3,774,023	112,454	(283,461)	3,603,016	—	18,199	132,295	37,903,728
Short Duration Credit Opportunities	23,476,882	851,048	(4,612,273)	19,715,657	7,403,478	—	(3,230,242)	189,467,468
Short Term Government Income	—	1,815,498	(1,815,498)	—	73,010	—	36,918	—
Small Cap Core	6,975,434	130,908	(1,919,848)	5,186,494	532,492	—	1,173,988	63,067,767
Small Cap Growth	8,504,209	777,559	(1,277,612)	8,004,156	—	—	(3,106,485)	64,833,665

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       54

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distribution received	Capital gain distribution received	Realized gain (loss)	Ending value
Small Cap Value	4,944,799	190,236	(1,501,200)	3,633,835	516,808	3,216,395	820,071	77,800,398
Small Company Growth	3,563,474	511,025	(490,652)	3,583,847	—	3,689,420	(285,081)	64,509,242
Small Company Value	2,559,775	208,544	(953,521)	1,814,798	401,319	5,523,962	3,977,311	51,866,932
Spectrum Income	14,823,764	1,985,085	(2,104,829)	14,704,020	4,700,983	—	(402,266)	154,539,251
Strategic Growth	31,948,046	1,027,279	(7,976,232)	24,999,093	2,459,598	13,709,770	13,679,420	389,985,846
Strategic Income Opportunities	22,139,598	6,859,397	(2,367,917)	26,631,078	7,488,895	—	(753,545)	282,289,430
Technical Opportunities	24,959,705	444,953	(1,098,015)	24,306,643	—	224,646	(2,434,445)	262,754,808
Total Return	8,049,202	7,644,723	(1,147,787)	14,546,138	5,059,438	—	120,635	192,590,861
U.S. Growth (FKA U.S. Equity)	28,503,748	3,817,816	(32,321,564)	—	2,656,689	32,429,044	21,176,724	—
U.S. High Yield Bond	4,357,234	1,572,310	(1,421,587)	4,507,957	3,253,893	—	62,099	49,903,081
U.S. Strategic Equity Allocation	—	78,034,930	(5,532,752)	72,502,178	2,598,303	—	1,113,949	763,447,936
Value	14,758,949	339,371	(3,516,275)	11,582,045	2,133,702	1,707,972	(3,301,349)	130,298,007
Value Equity	18,028,927	5,752,105	(2,506,020)	21,275,012	3,353,620	—	164,209	236,365,378
					$212,822,495	$278,685,229	$148,210,966	$12,569,524,072
Lifestyle Balanced Portfolio
Absolute Return Currency	25,352,959	1,459,092	(5,686,239)	21,125,812	—	—	($1,123,919)	$208,089,252
Active Bond	50,924,980	12,182,452	(5,069,034)	58,038,398	$18,770,233	$683,249	114,827	575,160,521
All Cap Core	16,760,958	320,817	(17,081,775)	—	2,020,813	1,757,664	81,485,950	—
Alpha Opportunities	40,638,842	143,447	(34,726,172)	6,056,117	1,583,650	—	15,931,017	66,253,917
Asia Pacific Total Return Bond	16,491,012	349,068	(3,148,071)	13,692,009	1,998,244	—	(2,370,498)	126,103,402
Blue Chip Growth	12,981,182	595,223	(3,716,041)	9,860,364	208,858	18,323,342	36,979,116	304,290,833
Capital Appreciation	21,354,203	2,550,986	(3,759,737)	20,145,452	341,833	34,754,531	8,566,772	295,332,320
Capital Appreciation Value	57,034,556	2,885,564	(4,871,001)	55,049,119	10,835,603	21,194,154	(686,373)	608,292,760
Core Bond	15,228,689	4,940,805	(1,825,602)	18,343,892	4,550,693	2,647,835	(81,170)	234,434,938
Disciplined Value	11,935,525	2,391,418	(977,808)	13,349,135	3,364,972	—	(523,477)	258,839,723
Emerging Markets	36,630,870	351,882	(18,866,446)	18,116,306	3,124,707	—	(966,253)	163,590,242
Emerging Markets Debt	22,007,182	5,116,996	(3,954,465)	23,169,713	11,912,253	—	(5,029,779)	211,307,784
Emerging Markets Equity	15,612,287	8,719,668	(5,527,894)	18,804,061	956,904	—	(7,267,039)	163,219,252
Equity Income	24,952,605	1,385,859	(5,351,981)	20,986,483	10,628,085	8,531,362	(9,029,512)	402,730,612
Financial Industries	13,566,754	581,039	(5,717,479)	8,430,314	1,762,387	9,265,752	674,750	160,513,187
Floating Rate Income	93,284,699	4,316,118	(32,575,950)	65,024,867	35,864,941	—	(39,095,058)	559,213,855
Fundamental Global Franchise	10,953,147	5,038,911	(1,482,225)	14,509,833	1,211,614	16,437,227	1,107,430	170,925,836
Fundamental Large Cap Core	—	7,253,947	(609,476)	6,644,471	2,207,140	8,528,269	678,310	305,446,352
Fundamental Large Cap Value	25,337,019	620,458	(25,957,477)	—	—	—	87,537,972	—
Global Absolute Return Strategies	32,167,685	1,264,349	(2,657,729)	30,774,305	—	—	(3,112,363)	311,743,711
Global Bond	13,734,974	1,810,228	(2,288,255)	13,256,947	4,068,028	557,905	1,020,793	156,431,969
Global Equity	14,521,379	8,048,990	(2,773,143)	19,797,226	4,197,332	—	(1,274,886)	215,393,819
Global Income	15,845,180	894,505	(2,980,368)	13,759,317	7,761,302	—	(3,356,643)	126,998,495
Global Real Estate	11,352,571	574,631	(1,696,112)	10,231,090	4,413,018	—	4,121,722	92,182,123
Global Shareholder Yield	18,009,472	571,139	(2,723,443)	15,857,168	5,557,532	—	1,376,052	164,914,544
Global Short Duration Credit	16,506,184	886,014	(3,022,900)	14,369,298	7,731,978	—	(4,034,936)	130,185,838
Health Sciences	11,359,434	5,556,523	(1,489,762)	15,426,195	—	15,327,396	(1,182,150)	62,784,613
High Yield	8,950,903	1,536,744	(1,943,435)	8,544,212	4,625,120	—	928,124	68,695,464
High Yield (FKA Focused High Yield)	40,409,848	8,993,569	(10,597,177)	38,806,240	9,422,971	—	(5,164,729)	134,269,590
International Core	9,869,338	426,718	(10,296,056)	—	10,664,662	—	(1,024,206)	—
International Growth	—	1,487,433	—	1,487,433	318,166	—	—	30,254,382
International Growth Opportunities	17,066,999	103,587	(7,422,359)	9,748,227	903,470	—	(10,614,866)	118,148,508
International Growth Stock	18,557,836	2,679,296	(1,928,100)	19,309,032	3,368,150	—	(3,068,452)	229,970,565
International Small Cap	9,874,898	279,243	(2,926,039)	7,228,102	2,014,811	—	(3,406,631)	122,082,639
International Small Company	17,623,049	387,124	(5,870,227)	12,139,946	2,852,026	—	2,589,661	123,341,849
International Strategic Equity Allocation	—	48,992,877	(492,929)	48,499,948	1,383,579	483,643	(34,505)	481,604,479
International Value	30,934,948	708,958	(8,339,005)	23,304,901	8,452,960	—	(16,095,497)	348,408,265

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       55

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distribution received	Capital gain distribution received	Realized gain (loss)	Ending value
International Value Equity	20,781,758	2,085,538	(2,874,664)	19,992,632	3,060,478	—	(3,861,874)	149,944,738
Investment Quality Bond	16,407,940	2,116,681	(1,567,916)	16,956,705	4,614,232	1,583,090	(234,476)	204,497,858
Mid Cap Stock	17,611,624	1,133,317	(2,214,351)	16,530,590	—	1,509,213	(6,566,984)	305,154,700
Mid Value	18,706,829	1,430,651	(6,091,168)	14,046,312	1,880,137	18,286,606	617,044	217,717,839
Natural Resources	15,158,253	216,799	(4,980,878)	10,394,174	1,222,337	—	(29,497,758)	126,393,155
New Opportunities	2,296,849	13,154	(857,726)	1,452,277	156,630	103,547	(2,567,615)	38,950,058
Real Estate Equity	6,223,193	1,390,753	(1,274,418)	6,339,528	1,272,506	7,250,562	2,086,528	64,916,763
Real Return Bond	18,638,241	12,704,734	(2,269,655)	29,073,320	5,922,391	—	(1,482,210)	318,934,315
Redwood	11,053,405	162,667	(1,400,708)	9,815,364	—	—	(1,174,312)	101,490,867
Science & Technology	23,880,416	1,741,192	(7,352,437)	18,269,171	388,759	17,273,327	3,506,823	194,932,055
Seaport	3,625,525	100,177	(247,842)	3,477,860	—	17,511	105,329	36,587,087
Short Duration Credit Opportunities	55,310,975	2,123,073	(12,784,720)	44,649,328	17,136,115	—	(10,163,729)	429,080,038
Short Term Government Income	—	3,392,491	(3,392,491)	—	113,646	—	51,815	—
Small Cap Core	5,438,429	35,226	(2,270,525)	3,203,130	327,187	—	2,188,284	38,950,058
Small Cap Growth	6,631,455	765,897	(864,220)	6,533,132	—	—	(2,080,253)	52,918,369
Small Cap Value	3,951,064	141,347	(1,123,401)	2,969,010	419,558	2,611,151	361,798	63,566,494
Small Company Growth	2,791,886	571,106	(420,099)	2,942,893	—	3,036,796	(326,081)	52,972,078
Small Company Value	2,045,457	168,960	(731,189)	1,483,228	325,900	4,485,866	3,349,520	42,390,646
Spectrum Income	37,420,012	2,154,933	(5,603,352)	33,971,593	11,623,225	—	(1,430,764)	357,041,439
Strategic Growth	22,946,627	802,865	(4,817,933)	18,931,559	1,853,141	10,329,387	12,528,733	295,332,320
Strategic Income Opportunities	56,416,757	9,341,449	(4,987,801)	60,770,405	16,471,135	—	(2,107,063)	644,166,292
Technical Opportunities	15,802,630	222,398	(1,298,276)	14,726,752	—	136,107	(2,513,264)	159,196,191
Total Return	26,238,032	7,258,051	(3,006,606)	30,489,477	11,187,592	—	(222,569)	403,680,674
U.S. Growth (FKA U.S. Equity)	27,318,285	3,825,341	(31,143,626)	—	2,587,311	31,582,171	20,187,537	—
U.S. High Yield Bond	8,801,337	2,451,664	(2,342,946)	8,910,055	6,414,834	—	(270,500)	98,634,306
U.S. Strategic Equity Allocation	—	60,009,500	(4,977,594)	55,031,906	1,959,609	—	1,059,629	579,485,979
Value	11,023,480	392,858	(3,126,612)	8,289,726	1,517,416	1,214,652	(2,695,033)	93,259,421
Value Equity	12,717,030	5,117,304	(1,723,758)	16,110,576	2,526,655	—	342,282	178,988,498
					$282,058,829	$237,912,315	$103,760,391	$12,980,337,877
Lifestyle Moderate Portfolio
Absolute Return Currency	8,741,321	636,737	(2,054,868)	7,323,190	—	—	($281,635)	$72,133,423
Active Bond	34,287,053	3,283,360	(5,773,152)	31,797,261	$10,948,289	$379,572	(666,725)	315,110,852
Alpha Opportunities	7,560,770	24,148	(6,565,449)	1,019,469	266,587	—	3,715,292	11,152,996
Asia Pacific Total Return Bond	8,664,876	181,804	(1,067,376)	7,779,304	1,135,330	—	(821,925)	71,647,388
Blue Chip Growth	3,122,560	146,174	(1,754,978)	1,513,756	31,796	2,789,486	29,132,716	46,714,522
Capital Appreciation	4,936,045	520,970	(2,364,138)	3,092,877	52,004	5,287,332	10,837,516	45,341,575
Capital Appreciation Value	16,417,060	826,611	(1,464,414)	15,779,257	3,104,014	6,071,368	(202,605)	174,360,792
Core Bond	10,885,055	1,721,199	(887,552)	11,718,702	2,857,835	1,700,937	(60,705)	149,765,016
Disciplined Value	—	2,710,094	(226,832)	2,483,262	627,417	—	81,941	48,150,453
Emerging Markets	6,838,457	53,753	(4,124,670)	2,767,540	477,328	—	(6,146,554)	24,990,883
Emerging Markets Debt	9,330,596	2,357,407	(1,889,177)	9,798,826	5,091,428	—	(2,188,736)	89,365,297
Emerging Markets Equity	2,669,401	1,458,839	(1,179,107)	2,949,133	150,076	—	(1,412,285)	25,598,476
Enduring Assets	2,049,400	111,288	(250,577)	1,910,111	459,589	—	178,274	20,037,062
Equity Income	7,662,144	278,975	(4,707,624)	3,233,495	2,735,204	1,299,257	17,797,743	62,050,774
Floating Rate Income	42,537,528	1,892,305	(18,335,055)	26,094,778	15,717,309	—	(22,196,865)	224,415,095
Fundamental Global Franchise	3,241,899	1,679,449	(445,497)	4,475,851	377,777	5,125,075	45,580	52,725,525
Fundamental Large Cap Core	—	2,883,146	(270,405)	2,612,741	858,235	3,316,172	428,293	120,107,725
Fundamental Large Cap Value	10,073,730	385,902	(10,459,632)	—	—	—	18,034,622	—
Global Absolute Return Strategies	11,016,663	715,111	(1,058,528)	10,673,246	—	—	(1,303,685)	108,119,987
Global Bond	8,148,531	595,196	(1,241,873)	7,501,854	2,302,020	315,708	480,558	88,521,874
Global Equity	4,258,646	2,062,306	(653,852)	5,667,100	1,187,610	—	(236,425)	61,658,047
Global Income	6,226,834	380,114	(1,067,775)	5,539,173	3,104,065	—	(1,349,687)	51,126,567
Global Real Estate	2,324,763	284,191	(385,085)	2,223,869	976,233	—	1,143,923	20,037,062

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       56

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distribution received	Capital gain distribution received	Realized gain (loss)	Ending value
Global Shareholder Yield	4,986,645	154,167	(712,621)	4,428,191	1,562,626	—	(676,895)	46,053,183
Global Short Duration Credit	4,789,337	1,872,549	(872,369)	5,789,517	2,371,892	—	(1,125,466)	52,453,021
High Yield	4,419,593	726,342	(1,702,252)	3,443,683	2,175,832	—	(980,565)	27,687,212
High Yield (FKA Focused High Yield)	16,855,421	3,580,481	(4,803,519)	15,632,383	3,976,439	—	(2,267,402)	54,088,045
International Core	2,215,055	181,499	(2,396,554)	—	2,243,965	—	3,130,352	—
International Growth	—	413,102	—	413,102	68,214	—	—	8,402,485
International Growth Opportunities	3,388,388	217,438	(1,473,168)	2,132,658	195,766	—	(899,876)	25,847,810
International Growth Stock	3,702,235	721,612	(586,354)	3,837,493	679,713	—	(877,711)	45,704,538
International Small Cap	1,906,279	77,096	(678,415)	1,304,960	367,577	—	(254,476)	22,040,768
International Small Company	3,402,005	82,316	(1,314,954)	2,169,367	512,843	—	1,023,806	22,040,768
International Strategic Equity Allocation	—	20,291,660	(870,844)	19,420,816	555,489	194,176	18,969	192,848,706
International Value	5,855,182	219,096	(1,812,482)	4,261,796	1,521,906	—	(1,323,461)	63,713,850
International Value Equity	3,976,094	822,855	(825,733)	3,973,216	598,130	—	(1,035,906)	29,799,119
Investment Quality Bond	11,724,472	693,176	(984,359)	11,433,289	3,085,428	1,067,420	(163,359)	137,885,469
Mid Cap Stock	3,523,589	92,117	(472,593)	3,143,113	—	286,961	(941,106)	58,021,872
Mid Value	5,151,677	420,989	(1,856,700)	3,715,966	491,713	4,782,502	839,053	57,597,469
Natural Resources	3,228,558	18,319	(1,341,791)	1,905,086	224,035	—	(11,647,404)	23,165,842
Real Estate Equity	1,911,565	435,363	(390,184)	1,956,744	389,531	2,219,491	373,928	20,037,062
Real Return Bond	8,365,450	6,006,562	(868,092)	13,503,920	2,800,325	—	(504,387)	148,138,007
Redwood	3,263,088	30,182	(367,161)	2,926,109	—	—	(17,169)	30,255,964
Seaport	1,042,539	44,255	(77,322)	1,009,472	—	5,083	29,446	10,619,644
Short Duration Credit Opportunities	19,731,688	707,396	(4,194,260)	16,244,824	6,214,158	—	(3,289,946)	156,112,758
Short Term Government Income	—	1,272,969	(1,272,969)	—	42,341	—	15,391	—
Small Cap Growth	1,733,623	78,546	(376,511)	1,435,658	—	—	(850,019)	11,628,829
Small Cap Value	1,030,384	321,841	(260,962)	1,091,263	152,370	948,289	(51,212)	23,363,945
Small Company Growth	725,312	54,741	(132,300)	647,753	—	666,835	(90,275)	11,659,557
Small Company Value	537,006	3,742	(540,748)	—	—	—	6,130,542	—
Spectrum Income	14,300,084	660,532	(2,524,674)	12,435,942	4,506,054	—	538,295	130,701,756
Strategic Growth	5,265,484	135,450	(2,492,824)	2,908,110	282,107	1,572,461	8,248,702	45,366,510
Strategic Income Opportunities	21,522,988	3,123,448	(2,431,383)	22,215,053	5,952,161	—	(1,094,755)	235,479,560
Total Return	17,691,163	5,708,209	(1,502,072)	21,897,300	7,159,477	—	(268,935)	289,920,258
U.S. Growth (FKA U.S. Equity)	8,036,595	1,122,149	(9,158,744)	—	772,084	9,424,497	1,635,606	—
U.S. High Yield Bond	3,968,403	1,028,673	(1,424,071)	3,573,005	2,820,404	—	(1,593,601)	39,553,160
U.S. Strategic Equity Allocation	—	8,412,873	(835,416)	7,577,457	266,663	—	298,019	79,790,623
Value Equity	—	2,698,162	(218,153)	2,480,009	384,513	—	38,288	27,552,895
					$104,833,902	$47,452,622	$37,375,097	$4,010,662,076
Lifestyle Conservative Portfolio
Absolute Return Currency	9,814,105	1,178,802	(2,544,926)	8,447,981	—	—	($290,990)	$83,212,614
Active Bond	37,203,864	2,959,486	(6,604,644)	33,558,706	$11,608,142	$399,868	(985,644)	332,566,776
Alpha Opportunities	3,243,367	240,612	(2,969,807)	514,172	134,454	—	(5,888,178)	5,625,040
Asia Pacific Total Return Bond	7,067,245	131,500	(696,262)	6,502,483	956,920	—	(582,635)	59,887,866
Blue Chip Growth	1,147,577	103,578	(955,388)	295,767	6,219	545,628	15,322,376	9,127,379
Capital Appreciation	482,213	244,778	(123,244)	603,747	10,174	1,034,375	(252,916)	8,850,926
Capital Appreciation Value	8,781,970	397,602	(1,919,363)	7,260,209	1,418,166	2,773,896	(972,482)	80,225,314
Core Bond	11,742,613	2,050,092	(1,113,209)	12,679,496	3,081,120	1,853,357	(214,240)	162,043,958
Core High Yield	4,995,351	297,129	(5,292,480)	—	2,586,483	—	(6,925,254)	—
Disciplined Value	—	530,444	(45,741)	484,703	122,581	—	16,429	9,398,388
Emerging Markets	2,366,587	18,251	(1,445,113)	939,725	162,078	—	(697,638)	8,485,721
Emerging Markets Debt	9,432,974	3,322,202	(1,704,192)	11,050,984	5,464,175	—	(1,910,884)	100,784,975
Emerging Markets Equity	553,465	800,848	(427,780)	926,533	47,150	—	(483,868)	8,042,309
Enduring Assets	6,354,072	494,639	(1,583,964)	5,264,747	1,285,422	—	722,778	55,227,193
Equity Income	2,496,572	95,822	(1,961,280)	631,114	768,507	253,988	15,378,504	12,111,085

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       57

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distribution received	Capital gain distribution received	Realized gain (loss)	Ending value
Floating Rate Income	37,338,851	1,665,921	(17,025,119)	21,979,653	13,836,629	—	(19,856,858)	189,025,017
Fundamental Global Franchise	1,907,262	854,965	(421,333)	2,340,894	196,849	2,670,528	(98,985)	27,575,727
Fundamental Large Cap Core	—	812,529	(83,319)	729,210	239,576	925,710	119,263	33,521,777
Fundamental Large Cap Value	3,071,320	282,389	(3,353,709)	—	—	—	(279,766)	—
Global Absolute Return Strategies	12,415,179	1,481,973	(1,586,021)	12,311,131	—	—	(1,939,879)	124,711,753
Global Bond	8,649,553	672,174	(1,022,114)	8,299,613	2,546,820	349,281	367,332	97,935,436
Global Equity	3,302,239	205,623	(839,321)	2,668,541	556,432	—	(584,859)	29,033,724
Global Income	3,043,932	920,062	(499,534)	3,464,460	1,592,917	—	(446,566)	31,976,969
Global Real Estate	1,779,034	276,031	(490,805)	1,564,260	686,954	—	1,641,120	14,093,980
Global Shareholder Yield	2,547,137	174,513	(591,155)	2,130,495	752,470	—	(447,826)	22,157,150
Global Short Duration Credit	3,144,654	951,941	(482,936)	3,613,659	1,570,410	—	(599,125)	32,739,751
High Yield	1,479,743	1,065,987	(422,055)	2,123,675	1,026,718	—	(54,928)	17,074,346
High Yield (FKA Focused High Yield)	—	16,287,392	(6,477,042)	9,810,350	732,873	—	(276,889)	33,943,812
International Core	1,143,341	153,115	(1,296,456)	—	1,181,312	—	(140,286)	—
International Growth	—	129,622	(2,280)	127,342	27,239	—	(420)	2,590,132
International Growth Stock	3,025,467	348,094	(1,710,055)	1,663,506	293,074	—	(1,302,605)	19,812,361
International Strategic Equity Allocation	—	7,871,017	(254,733)	7,616,284	216,010	75,508	(7,584)	75,629,693
International Value	3,340,357	441,108	(1,224,625)	2,556,840	904,865	—	127,319	38,224,762
International Value Equity	—	1,057,657	(73,456)	984,201	146,913	—	5,428	7,381,509
Investment Quality Bond	12,648,163	510,302	(1,061,973)	12,096,492	3,265,131	1,145,328	(313,804)	145,883,690
Mid Cap Stock	1,341,963	183,006	(491,339)	1,033,630	—	94,369	(1,052,888)	19,080,806
Mid Value	1,280,892	353,590	(459,078)	1,175,404	155,617	1,513,562	40,625	18,218,761
Natural Resources	1,287,303	9,740	(284,098)	1,012,945	119,121	—	(1,694,641)	12,317,416
Real Estate Equity	1,463,293	677,080	(409,688)	1,730,685	339,097	1,932,130	1,096,199	17,722,217
Real Return Bond	10,657,156	6,389,445	(957,071)	16,089,530	3,389,070	—	(1,466,166)	176,502,149
Redwood	1,913,958	12,961	(318,478)	1,608,441	—	—	(22,759)	16,631,275
Seaport	532,039	7,731	(58,226)	481,544	—	2,414	31,004	5,065,847
Short Duration Credit Opportunities	16,969,244	712,614	(2,915,050)	14,766,808	5,471,456	—	(1,657,533)	141,909,027
Short Term Government Income	13,612,593	2,672,332	(2,929,023)	13,355,902	2,208,008	—	(1,220,422)	126,079,718
Small Cap Growth	990,499	274,835	(407,282)	858,052	—	—	(490,482)	6,950,224
Small Cap Value	261,479	186,915	(120,133)	328,261	45,880	285,536	(1,304)	7,028,068
Small Company Value	135,481	10,450	(145,931)	—	—	—	1,029,699	—
Spectrum Income	12,379,376	580,477	(1,666,961)	11,292,892	3,991,768	—	101,519	118,688,295
Strategic Growth	528,290	171,924	(123,622)	576,592	55,987	312,070	(21,223)	8,994,834
Strategic Income Opportunities	18,616,274	3,133,205	(1,589,510)	20,159,969	5,267,787	—	(439,810)	213,695,666
Total Return	19,220,456	5,546,395	(1,590,180)	23,176,671	7,651,175	—	(611,813)	306,859,122
U.S. Growth (FKA U.S. Equity)	4,033,429	544,486	(4,577,915)	—	364,007	4,443,280	4,096,479	—
U.S. High Yield Bond	1,316,429	1,190,567	(273,836)	2,233,160	1,331,859	—	30,462	24,721,081
U.S. Strategic Equity Allocation	—	4,527,934	(469,097)	4,058,837	143,014	—	84,688	42,739,555
Value Equity	—	528,108	(44,060)	484,048	75,159	—	7,321	5,377,769
					$88,033,788	$20,610,828	($14,015,605)	$3,147,482,963

Note 8 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       58

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios' investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lifestyle Aggressive Portfolio, Lifestyle Growth Portfolio, Lifestyle Balanced Portfolio, Lifestyle Moderate Portfolio, and Lifestyle Conservative Portfolio, each a portfolio of John Hancock Funds II (the "Trust") as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, transfer agents, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2017

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       59

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended December 31, 2016.

Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The portfolios below have the following amounts as foreign tax credits, which represent taxes paid on the income derived from foreign sources.

Portfolio	Foreign sourced income	Foreign tax credit
Lifestyle Aggressive Portfolio	$21,085,352	$2,590,387
Lifestyle Growth Portfolio	52,971,407	6,289,520
Lifestyle Balanced Portfolio	37,898,175	4,392,884
Lifestyle Moderate Portfolio	8,477,111	929,908
Lifestyle Conservative Portfolio	4,622,146	460,681

The portfolios below paid the following amounts in capital gain dividends.

Portfolio	Capital Gain
Lifestyle Aggressive Portfolio	$265,003,118
Lifestyle Growth Portfolio	725,681,130
Lifestyle Balanced Portfolio	596,075,956
Lifestyle Moderate Portfolio	112,266,099
Lifestyle Conservative Portfolio	45,423,231

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the portfolios.

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       60

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the portfolios and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2005	231
Trustee and Chairperson of the Board
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	231
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	231
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016)); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	231
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	231
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	231
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       61

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Deborah C. Jackson, Born: 1952	2012	231
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	231

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	231
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Gregory A. Russo, Born: 1949	2012	231
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       62

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	231
Non-Independent Trustee
Chairman, and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	231
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	231
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       63

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       64

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK LIFESTYLE PORTFOLIOS       65

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multimanager Lifestyle Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifetime Portfolios

Multi-Index Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC
601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Lifestyle Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF341938	LSA 12/16 2/17

ITEM 2. CODE OF ETHICS.

(a) As of the end of the fiscal year, December 31, 2016, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR), that applies to its Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) Not applicable

(c) Not applicable

(d) Not applicable

(e) Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

John Hancock Code of Ethics

January 1, 2008

(revised September 16, 2015)

This is the Code of Ethics for the following:

John Hancock Advisers, LLC and
John Hancock Investment Management Services, LLC
(each, a “John Hancock Adviser”)

John Hancock Funds, LLC

John Hancock Distributors, LLC,

each open-end and closed-end fund advised by a John Hancock Adviser
(the “John Hancock Affiliated Funds”), and
John Hancock Worldwide Investors, PLC

(together, called “John Hancock”)

John Hancock is required by law to adopt a Code of Ethics. The purposes of a Code of Ethics are to ensure that companies and their “covered employees”1 comply with all applicable laws and to prevent abuses in the investment advisory business that can arise when conflicts of interest exist between the employees of an investment advisor and its clients. By adopting and enforcing a Code of Ethics, we strengthen the trust and confidence entrusted in us by demonstrating that at John Hancock, client interests come first.

The Code of Ethics (the “Code”) that follows represents a balancing of important interests. On the one hand, as registered investment advisers, the John Hancock Advisers owe a duty of undivided loyalty to their clients, and must avoid even the appearance of a conflict that might be perceived as abusing the trust they have placed in John Hancock. On the other hand, the John Hancock Advisers do not want to prevent conscientious professionals from investing for their own accounts where conflicts do not exist or that are immaterial to investment decisions affecting the John Hancock Advisers’ clients.

When conflicting interests cannot be reconciled, the Code makes clear that, first and foremost, covered employees owe a fiduciary duty to John Hancock clients. In most cases, this means that the affected employee will be required to forego conflicting personal securities transactions. In some cases, personal investments will be permitted, but only in a manner, which, because of the circumstances and applicable controls, cannot reasonably be perceived as adversely affecting John Hancock client portfolios or taking unfair advantage of the relationship John Hancock employees have to John Hancock clients.

The Code contains specific rules prohibiting defined types of conflicts. Since every potential conflict cannot be anticipated by the Code, it also contains general provisions prohibiting conflict situations. In view of these general provisions, it is critical that any covered employee who is in doubt about the applicability of the Code in a given situation seek a determination from Code of Ethics Administration or the Chief Compliance Officer about the propriety of the conduct in advance.

It is critical that the Code be strictly observed. Not only will adherence to the Code ensure that John Hancock renders the best possible service to its clients, it will help to ensure that no individual is liable for violations of law.

It should be emphasized that adherence to this policy is a fundamental condition of employment at John Hancock. Every covered employee is expected to adhere to the requirements of the Code despite any inconvenience that may be involved. Any covered employee failing to do so may be subject to disciplinary action, including financial penalties and termination of employment in conjunction with the John Hancock Schedule of Fines and Sanctions or as determined by Ethics Oversight Committee.

______________________
1  “Covered employees” includes all “access persons” as defined under Securities and Exchange Commission (“SEC”) Rule 17j-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and “supervised persons” as defined under SEC Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Table of Contents
Section 1: General Principles	1
Section 2: To Whom Does This Code Apply?	2
Access Person Designations	2
Section 3: Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions?	3
Preferred Brokerage Account Requirements	6
Section 4: Overview of Policies	7
Section 5: Policies in the Code of Ethics	8
John Hancock Affiliated Funds Reporting Requirement and Holding Period	8
Pre-clearance Requirement of Securities Transactions	9
Pre-clearance of IPOs, Private Placements and Limited Offerings	9
Pre-clearance of MFC securities	10
Preclearance of Gifts and Donations of covered securities	10
Pre-clearance Process	10
Ban on Short-Term Profits	11
Ban on IPOs	11
Ban on Speculative Transactions in MFC	12
Ban on ownership of publicly traded securities of sub-advisers	12
Ban on Restricted Securities	13
Excessive Trading	13
Disclosure of Private Placement Conflicts	13
Seven Day Blackout Period	14
Three Day Blackout Period	14
Restriction on Securities under Active Consideration	15
Exceptions	15
De Minimis Trading Rule	15
Market Cap Securities Exception	15
Trading in Exchange Traded Funds/Notes and Options on covered securities	15
Section 6: Policies outside of the Code of Ethics	16
MFC Code of Business Conduct & Ethics	16
John Hancock Gift & Entertainment Policy	16
John Hancock Insider Trading Policy	17
John Hancock Whistleblower Policy	17
Policy and Procedures Regarding Disclosure of Portfolio Holdings	18
Section 7: Reports and Other Disclosures outside the Code of Ethics	19
Broker Letter/Duplicate Confirm Statements	19
Investment Professional Disclosure of Personal Securities Conflicts	19
Section 8: Reporting Requirements and Other Disclosures inside the Code of Ethics	20
Initial/Annual Brokerage Holdings Report	20
Quarterly Brokerage Account & Transaction Certification	20
Annual Certification of Code of Ethics	21
Reporting of Gifts, Donations, and Inheritances	22

i

ii

1)	General Principles

Each covered person within the John Hancock organization is responsible for maintaining the very highest ethical standards when conducting our business.

This means that:

•	You have a fiduciary duty at all times to place the interests of our clients and fund investors first.

•	All of your personal securities transactions must be conducted consistent with the provisions of the Code that apply to you and in such a manner as to avoid any actual or potential conflict of interest or other abuse of your position of trust and responsibility.

•	You should not take inappropriate advantage of your position or engage in any fraudulent or manipulative practice (such as front-running or manipulative market timing) with respect to our clients’ accounts or fund investors.

•	You must treat as confidential any information concerning the identity of security holdings and financial circumstances of clients or fund investors.

•	You must comply with all applicable federal securities laws, which, for purposes of the Code, means the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940 , the Investment Advisers Act of 1940, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the SEC under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisers, and any rules adopted there under by the SEC or the Department of the Treasury.

•	You must promptly report any violation of the Code that comes to your attention to the Chief Compliance Officer of your company – see Appendix G.

It is essential that you understand and comply with the general principles, noted above, in letter and in spirit as no set of rules can anticipate every possible problem or conflict situation.

As described in section 12: “Interpretation and Enforcement” on page 24 of the Code, failure to comply with the general principles and the provisions of the Code may result in disciplinary action, including termination of employment.

2)	To Whom Does This Code Apply?

This Code applies to you if you are:

•	a director, officer or other “Supervised Employee”2 of a John Hancock Adviser;

•	an interested director, officer or access person3 of John Hancock Funds, LLC, John Hancock Distributors, LLC, or a John Hancock open-end or closed-end fund registered under the 1940 Act and are advised by a John Hancock Adviser;4

•	an employee of Manulife Financial Corporation (“MFC”) or its subsidiaries who participates in making recommendations for, or receives information about, portfolio trades or holdings of the John Hancock Affiliated Funds. The preceding excludes John Hancock Asset Management (U.S.) and John Hancock Asset Management (N.A.), and Declaration Management and Research, LLC each of whom have adopted their own code of ethics in accordance with Rule 204A-1 under the Advisers Act.

Please note that if a policy described below applies to you, it also applies to all accounts over which you have a beneficial interest. Normally, you will be deemed to have a beneficial interest in your personal accounts, those of a spouse, "significant other," minor children or family members sharing the same household, as well as all accounts over which you have discretion or give advice or information. “Significant others” are defined for these purposes as two people who (1) share the same primary residence; (2) share living expenses; and (3) are in a committed relationship and intend to remain in the relationship indefinitely.

There are three categories for persons covered by the Code, taking into account their positions, duties and access to information regarding fund portfolio trades. You have been notified about which of these categories applies to you, based on Code of Ethics Administration’s understanding of your current role. If you have a level of investment access beyond your assigned category, or if you are promoted or change duties and as a result should more appropriately be included in a different category, it is your responsibility to notify Code of Ethics Administration.

Access Person Designations: The basic definitions of three categories, with examples, are provided below. The more detailed definitions of each category are attached as Appendix A.

_____________________

2   A “Supervised Employee” is defined by the Advisers Act to mean a partner, officer, director (or other person occupying a similar status or performing similar functions) or employee, as well as any other person who provides advice on behalf of the adviser and is subject to the adviser’s supervision and control. However, in reliance on the Prudential no-action letter, John Hancock does not treat as a “Supervised Employee” any of its “non-advisory personnel”, as defined below.

In reliance on the Prudential no-action letter, John Hancock treats as an “Advisory Person” any “Supervised Employee” who is involved, directly, or indirectly, in John Hancock Financial Services investment advisory activities, as well as any “Supervised Employee” who is an “Access Person.” John Hancock treats as “non-advisory personnel”, and does not treat as a “Supervised Person”, those individuals who have no involvement, directly or indirectly, in John Hancock investment advisory activities, and who are not “Access Persons.”

3   You are an “Access Person” if you are a “Supervised Person” who has access to non-public information regarding any client’s purchase or sale of securities, or non-public information regarding the portfolio holdings of any John Hancock Affiliated Fund, or who is involved in making securities recommendations to clients, or who has access to such recommendations that are non-public.

4   Disinterested Trustees of John Hancock open-end and closed-end funds registered under the 1940 Act and advised by a John Hancock Adviser are subject to a separate Code of Ethics adopted by the Board of Trustees.

“Access Level I” Investment Access	“Access Level II” Regular Access	“Access Level III” Periodic Access

A person who, in connection with his/her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Fund or account.

Examples:

•     Portfolio Managers

•     Analysts

•     Traders

A person who, in connection with his/her regular functions or duties, has regular access to nonpublic information regarding any clients' purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any John Hancock Affiliated Fund or who is involved in making securities recommendations to clients, or who has regular access to such recommendations that are nonpublic

Examples:

•     Office of the Chief Compliance Officer

•     Fund Administration

•     Investment Management Services,

•     Administrative Personnel for Access Level I Persons

•     Technology Resources Personnel

•     Private Client Group Personnel

A person who, in connection with his/her regular functions or duties, has periodic access to nonpublic information regarding any clients' purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any John Hancock Affiliated Fund.

Examples:

•     Legal Staff

•     Marketing

•     Product Development

•     E-Commerce

•     Corporate Publishing

•     Administrative Personnel for Access Level II Persons

3)  Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions?

If the Code describes “Personal Trading Requirements” (i.e., John Hancock Mutual Fund reporting requirement and holding period, the pre-clearance requirement, the ban on short-term profits, the ban on IPOs, the disclosure of private placement conflicts and the reporting requirements) that apply to your access category as described above, then the requirements apply to trades for any account in which you have a beneficial interest. Normally, this includes your personal accounts, those of a spouse, "significant other," minor children or family members sharing your household, as well as all accounts over which you have discretion or give advice or information. This includes all brokerage accounts that contain securities (including brokerage accounts that only contain securities exempt from reporting, e.g., brokerage accounts holding shares of non- affiliated mutual funds).

This also includes all accounts holding John Hancock Affiliated Funds as well as accounts in the MFC Global Share Ownership Plan.

Accounts over which you have no direct or indirect influence or control are exempt. To prevent potential violations of the Code, you are strongly encouraged to request clarification for any accounts that are in question.

These personal trading requirements do not apply to the following securities:

•	Direct obligations of the U.S. government (e.g., treasury securities) and indirect obligations of the U.S. government having less than one year to maturity;

•	Bankers’ acceptances, bank certificates of deposit, commercial paper, and high quality short-term debt obligations, including repurchase agreements;

•	Shares issued by money market funds and all other open-end mutual funds registered under the 1940 Act that are not advised or subadvised by a John Hancock Adviser or another Manulife entity5;

•	Commodities and options and futures on commodities;

•	Swaps on commodities; and

•	Securities in accounts over which you have no direct or indirect influence or control. For discretionary accounts this is defined as:
1)	Not being able to suggest that the trustee or third-party discretionary manager make any particular purchases or sales of securities;
2)	Not being able to direct the trustee or third-party discretionary manager to make any particular purchases or sales of securities; and
3)	You did not consult with the trustee or third-party discretionary manager as to the particular allocation of investments to be made in your account.

Except as noted above, the Personal Trading Requirements apply to all securities, including:

•	Stocks; including MFC Shares held in your Global Share Ownership Plan

•	Bonds;

•	Government securities that are not direct obligations of the U.S. government, such as Fannie Mae, or municipal securities, in each case that mature in more than one year;

•	John Hancock Affiliated Funds;4

•	Closed-end funds;

•	Options on securities, on indexes, and on currencies;

•	Swaps on securities, on indexes, and on currencies;

•	Limited partnerships;

•	Exchange traded funds and notes;

•	Domestic unit investment trusts;

•	Non-US unit investment trusts and Non-US mutual funds;

•	Private investment funds and hedge funds; and

•	Futures, investment contracts or any other instrument that is considered a “security” under the Securities Act of 1933.

______________________
4  Different requirements apply to shares of John Hancock Affiliated Funds. See the section titled “Reporting Requirement and Holding Period for positions in John Hancock Affiliated Funds” on page 7 of this Code. A list of Affiliated Funds can be found within the document section of your employee work center on the Personal Trade Control Center System (PTCC)

Preferred Brokerage Account Requirements:

This rule applies to new access persons commencing employment after January 1, 2008, plus any new brokerage accounts established by existing access persons.

While employed by John Hancock, you must maintain your accounts at one of the preferred brokers approved by John Hancock. Please find the list of preferred brokers in Appendix B.

Exceptions: With approval from Code of Ethics Administration, you can maintain a brokerage account at a broker-dealer other than the ones listed above if any of the following applies:

•	it contains only securities that can't be transferred;

•	it exists solely for products or services that one of the above broker/dealers cannot provide;

•	it exists solely because your spouse's or significant other’s employer also prohibits external covered accounts;

•	it is managed by a third-party registered investment adviser;

•	it is restricted to trading interests in non-Hancock 529 College Savings Plans;

•	it is associated with an ESOP (employee stock option plan) or an ESPP (employee stock purchase plan) in which a related covered person is the participant;

•	it is required by a direct purchase plan, a dividend reinvestment plan, or an automatic investment plan with a public company in which regularly scheduled investments are made or planned;

•	it is required by a trust agreement;

•	it is associated with an estate of which you are the executor, but not a beneficiary, and your involvement with the account is temporary; or

•	transferring the account would be inconsistent with other applicable rules.

What do I need to do to comply?

Upon designation as an Access Person, you have 45 calendar days to (i) qualify any non-compliant account as an exempt account or (ii) transfer all assets to a preferred broker and close the non- compliant account. You will need to contact Code of Ethics Administration to obtain an exemption request form to submit a request for permission to maintain a brokerage account with a broker/dealer not on John Hancock’s preferred broker list.

4)	Overview of Policies

	Access Level I Person	Access Level II Person	Access Level III Person
General principles	Yes	Yes	Yes
Reporting requirement and holding period for positions in John Hancock Affiliated Funds	Yes	Yes	Yes
Pre-clearance requirement	Yes	Yes	Limited
Pre-clearance requirement for initial public offerings (“IPOs”)	Prohibited	Yes	Yes
Pre-clearance requirement on private placements/ limited offerings	Yes	Yes	Yes
Ban on IPOs	Yes	No	No
Ban on short-term profits	Yes	Yes	No
Fund trade blackout period rule	Yes	Yes	No
Ban on speculative trading in MFC stock	Yes	Yes	Yes
Ban on ownership of publicly traded subadvisers and controlling parent	Yes	Yes	No
Reporting of gifts, donations, and inheritances	Yes	Yes	Yes
Duplicate confirms & statements	Yes	Yes	Yes
Initial & annual certification of the Code	Yes	Yes	Yes
Initial & annual holdings reporting	Yes	Yes	Yes
Quarterly personal transaction reporting	Yes	Yes	Yes
Disclosure of private placement conflicts	Yes	No	No
MFC Code of Business Conduct & Ethics John Hancock Gift & Entertainment Policy for the Advisers John Hancock Insider Trading Policy	Yes	Yes	Yes
	Yes	Yes	Yes
	Yes	Yes	Yes

John Hancock Whistleblower Policy for the Advisers Policy and Procedures Regarding Disclosure of Portfolio Holdings Investment Professional Personal Security Ownership Disclosure	Yes	Yes	Yes
	Yes	Yes	Yes
	Yes	No	No

5)	Policies in the Code of Ethics

John Hancock Affiliated Funds Reporting Requirement and Holding Period

Applies to:	All Access Levels

You must follow the reporting requirement and the holding period requirement specified below if you purchase either:

•  a “John Hancock Mutual Fund” (i.e., a 1940 Act mutual fund that is advised or sub-advised by a John Hancock Adviser or by another Manulife entity); or

•  a “John Hancock Variable Product” (i.e., contracts funded by insurance company separate accounts that use one or more portfolios of John Hancock Variable Insurance Trust).

The reporting requirement and the holding period requirement for positions in John Hancock Affiliated Funds do not include John Hancock money market funds and any dividend reinvestment, payroll deduction, systematic investment/withdrawal and/or other program trades.

Reporting Requirement: You must report your holdings and your trades in a John Hancock

Affiliated Fund held in an outside brokerage account. This is not a pre-clearance requirement—you can report your holdings after you trade by submitting duplicate confirmation statements to Code of Ethics Administration. You must also make sure that your holdings in a John Hancock Affiliated Fund are included in your Initial Holdings Report (upon hire or commencement of access designation).

If you purchase a John Hancock Variable Product, you must notify Code of Ethics Administration of your contract or policy number.

Code of Ethics Administration will rely on the operating groups of the John Hancock Affiliated Funds for administration of trading activity, holdings and monitoring of market timing policies;. i.e. John Hancock Signature Services, Inc. and the contract administrators supporting the John Hancock variable products, for the retail mutual funds and registered insurance products, respectively.

Holding Requirement: You cannot profit from the purchase and sale of a John Hancock Mutual Fund within 30 calendar days. The purpose of this policy is to address the risk, real or perceived, of manipulative market timing or other abusive practices involving short-term personal trading in the John Hancock Affiliated Funds. Any profits realized on short-term trades must be surrendered by check payable to John Hancock Advisers, LLC, which will be contributed to a charity of its choice. You may request an exemption from this policy for involuntary sales due to unforeseen corporate activity (such as a merger), or for sales due to hardship reasons (such as unexpected medical expenses) by sending an e-mail to the Chief Compliance Officer of your company.

A list of Affiliated Funds can be found within the document section of your employee work center on the Personal Trade Control Center System (PTCC)

Pre-clearance Requirement of Securities Transactions

Applies to:	Access Level I Persons, Access Level II Persons
Also, for a limited category of trades:
Access Level III Persons

Access Level I Persons and Access Level II Persons: If you are an Access Level I Person or Access Level II Person, you must “pre-clear” (i.e., receive advance approval of) any personal securities transactions in the categories described in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 4 of the Code.

Due to this pre-clearance requirement, participation in investment clubs and special orders, such as “good until canceled orders” and “limit orders,” are prohibited.

Place day orders only, i.e., orders that automatically expire at the end of the trading session. Be sure to check the status of all orders at the end of the trading day and cancel any orders that have not been executed. If any Access Person leaves an order open and it is executed the next day (or later), the transaction will constitute a violation of the Code by the Access

Person.

Limited Category of Trades for Access Level III Persons: If you are an Access Level III Person, you must pre-clear transactions in securities of any closed-end funds and exchange traded funds advised by a John Hancock Adviser, as well as transactions in IPOs, private placements and limited offerings. An Access level III Person is not required to pre-clear other trades. However, please keep in mind that an Access level III Person is required to report covered securities transactions after every trade (even those that are not required to be pre-cleared) by requiring your broker to submit duplicate confirmation statements, as described in section 7: “Reports and Other Disclosures outside the Code of Ethics.”

Pre-clearance of IPOs, Private Placements and Limited Offerings Pre-clearance requests for these securities require some special considerations—the decision will take into account whether, for example: (1) the investment opportunity should be reserved for John Hancock clients; and (2) is it being offered to you because of your position with John Hancock. A separate procedure should be followed for requesting pre-clearance on these securities. See Appendix C.

Pre-clearance of MFC securities:

Applies to:	Access Level I Persons, Access Level II Persons

All personal transactions in MFC securities including stock, company issued options, sell transactions in the MFC Global Share Ownership Plan, and any other securities such as debt must be pre-cleared.

Preclearance of Gifts and Donations of covered securities:

Applies to:	Access Level I Persons, Access Level II Persons

If you gift or donate shares of a reportable security it is considered a sale and you must receive preclearance approval. You must also ensure that the transaction is properly reported on your next quarterly transaction certification.

If denied, relief may be available with appeal to Code of Ethics Administration.

Pre-clearance Process:

You may pre-clear a trade through the Personal Trading Control Center (PTCC) System by following the steps outlined in the pre-clearance procedures, which are attached in Appendix C.

Please note that:

•  You may not trade until clearance approval is received.

•  Clearance approval is valid only for the date granted (i.e. the pre-clearance requested date and the trade date should be the same).

•  A separate procedure should be followed for requesting pre-clearance of an IPO, a private placement, a limited offering as detailed in Appendix C.

Code of Ethics Administration must maintain a five-year record of all pre-clearances of private placement purchases by Access Level I Persons, and the reasons supporting the clearances.

The pre-clearance policy is designed to proactively identify potential “problem trades” that raise front-running, manipulative market timing or other conflict of interest concerns (example: when an Access Level II Person trades a security on the same day as a John Hancock Affiliated Fund).

Certain transactions in securities that would normally require pre-clearance are exempt from the pre- clearance requirement in the following situations: (1) shares are being purchased as part of an automatic investment plan; (2) shares are being purchased as part of a dividend reinvestment plan; or (3) transactions are being made in an account over which you have designated a third party as having sole discretion to trade (you must have approval from the Chief Compliance Officer to establish a discretionary account).

Ban on Short-Term Profits

Applies to:	Access Level I Persons, Access Level II Persons

If you are an Access Level I Person or Access Level II Person, you cannot profit from the purchase and sale (or sale and purchase) of the same (or equivalent) securities within 60 calendar days. This applies to any personal securities trades in the categories described in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 4 of the Code, except for personal security trades of John Hancock Affiliated Funds which you cannot profit from within 30 days.

You may invest in derivatives, excluding certain equity options on MFC securities6 or sell short provided the transaction period exceeds the 60-day holding period

Remember, if you donate or gift a security, it is considered a sale and is subject to this rule.

This restriction does not apply to trading within a sixty calendar day period if you do not realize a profit.

The purpose of this policy is to address the risk, real or perceived, of front-running, manipulative market timing or other abusive practices involving short-term personal trading. Any profits in excess of $100.00 realized on short-term trades must be surrendered by check payable to John Hancock Advisers, LLC, which will be contributed to a charity of its choice

You may request an exemption from this policy for involuntary sales due to unforeseen corporate activity (such as a merger), or for sales due to hardship reasons (such as unexpected medical expenses) from Code of Ethics Administration. In addition, transactions in securities with the following characteristics will typically be granted an exemption from this provision.

Market Cap Securities Exception: Pre-clearance requests in a security with a market capitalization of $5 billion or more would in most cases not be subject to the Ban on Short Term Profits because management has determined that transactions in these types of companies do not typically present any conflict of interest to the John Hancock Affiliated Funds.

Ban on IPOs

Applies to:	Access Level I Persons

If you are an Access Level I Person, you may not acquire securities in an IPO. You may not purchase any newly-issued securities until the next business (trading) day after the offering date. This applies to any personal securities trades in the categories described above in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions.”

There are two main reasons for this prohibition: (1) these purchases may suggest that persons have taken inappropriate advantage of their positions for personal profit; and (2) these purchases may create at least the appearance that an investment opportunity that should have been available to the John Hancock Affiliated Funds was diverted to the personal benefit of an individual employee.

You may request an exemption for certain investments that do not create a potential conflict of interest, such as: (1) securities of a mutual bank or mutual insurance company received as compensation in a demutualization and other similar non-voluntary stock acquisitions; (2) fixed rights offerings; or (3) a family member’s participation as a form of employment compensation in their employer’s IPO.

Ban on Speculative Transactions in MFC

Applies to:	All Access Levels

All covered employees under this code are prohibited from engaging in speculative transactions involving securities of MFC, since these transactions might be seen as evidencing a lack of confidence in, and commitment to, the future of MFC or as reducing the incentive to maximize the performance of MFC and its stock price. Accordingly, all covered employees, as well as their family members, are prohibited from entering into any transaction involving MFC securities for their personal account which falls into the following categories:

1.	Short sales of MFC securities

2.	Buying put options or selling call options on MFC securities

Ban on ownership of securities of subadvisers

Applies to:	Access Level I and Access Level II Persons

As an Access Level I or Access Level II Person you are prohibited from purchasing securities of any subadviser of a John Hancock Affiliated Fund.

MFC securities are excluded from this prohibition for Access Level I & Access Level II Persons.

The current subadvisers that are prohibited are Pzena Investment Management, Inc. (PZN) and T. Rowe Price Group, Inc. (TROW).

Ban on Restricted Securities

Applies to:	All Access Levels

No pre-clearance will be approved for securities appearing on the John Hancock Restricted List. Securities are placed on the Restricted List if:

▪	John Hancock or a member of John Hancock has received material non-public inside information on a security or company; or
▪	In the judgment of the Legal Department, or Chief Compliance Officer circumstances warrant addition of a security to this list

The Restricted List is a confidential list of companies that is maintained for those access persons subject to this Code after taking into consideration the applicability of other restricted lists among the affiliated advisers.

Excessive Trading

Applies to:	All Access Levels

While active personal trading may not in and of itself raise issues under applicable laws and regulations, we believe that a very high volume of personal trading can be time consuming and can increase the possibility of actual or apparent conflicts with portfolio transactions. Accordingly, an unusually high level of personal trading activity is strongly discouraged and may be monitored by Code of Ethics Administration to the extent appropriate for the category of person, and a pattern of excessive trading may lead to the taking of appropriate action under the Code.

An Access Person effecting more than 45 trades in a quarter, or redeeming shares of a John Hancock Affiliated Fund within 30 days of purchase, should expect additional scrutiny of his or her trades and he or she may be subject to limitations on the number of trades allowed during a given period.

Disclosure of Private Placement Conflicts

Applies to:	Access Level I Persons

If you are an Access Level I Person and you own securities purchased in a private placement, you must disclose that holding when you participate in a decision to purchase or sell that same issuer’s securities for a John Hancock Affiliated Fund. This applies to any private placement holdings in the categories described above in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 4 of the Code. Private placements are securities exempt from SEC registration under section 4(2), section 4(6) and/or rules 504 –506 under the Securities Act.

The investment decision must be subject to an independent review by investment personnel with no personal interest in the issuer.

The purpose of this policy is to provide appropriate scrutiny in situations in which there is a potential conflict of interest.

Seven Day Blackout Period

Applies to:	Access Level I Persons

An Access Level I Person is prohibited from buying or selling a security within seven calendar days before and after that security is traded for a fund that the Person manages unless no conflict of interest exists in relation to that security as determined by Code of Ethics Administration. If a conflict exists, Code of Ethics will report conflict to Ethics Oversight Committee for review.

In addition, Access Level I Persons are prohibited from knowingly buying or selling a security within seven calendar days before and after that security is traded for a John Hancock Affiliated Fund unless no conflict of interest exists in relation to that security. This applies to any personal securities trades in the categories described above in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 4 of the Code. If a John Hancock Affiliated Fund trades in a security within seven calendar days before or after an Access Level I Person trades in that security, the Person may be required to demonstrate that he or she did not know that the trade was being considered for that John Hancock Affiliated Fund.

You will be required to sell any security purchased in violation of this policy unless it is determined that no conflict of interest exists in relation to that security (as determined by Code of Ethics Administration Any profits realized on trades determined by Code of Ethics Administration to be in violation of this policy must be surrendered by check payable to John Hancock Advisers, LLC, which will be contributed to a charity of its choice.

Three Day Blackout Period

Applies to:	Access Level II Persons

An Access Level II Person is prohibited from knowingly buying or selling a security within three calendar days before and after that security is traded for a John Hancock Affiliated Fund unless no conflict of interest exists in relation to that security as determined by Code of Ethics Administration which essentially requires the access person to demonstrate that they were not aware of the trade being considered for the John Hancock Affiliated Fund.

If a conflict exists, Code of Ethics will report the conflict to the CCO or his or her designee. The CCO will then determine if the matter should be brought to the attention of the Ethics Oversight Committee for review.

This applies to any personal securities trades in the categories described above in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 4 of the Code.

You will be required to sell any security purchased in violation of this policy unless it is determined that no conflict of interest exists in relation to that security as determined Code of Ethics Administration. Any profits realized on trades determined to be in violation of this policy must be surrendered by check payable to John Hancock Advisers, LLC, which will be contributed to a charity of its choice.

Restriction on Securities under Active Consideration

Applies to:	Access Level I & Access Level II Persons

Access Level I Persons and Access Level II Persons are prohibited from buying or selling a security if the security is being actively traded by a John Hancock Affiliated Fund.

Exceptions:

The Personal Trading and Reporting System will utilize the following exception criteria when determining approval or denial of pre-clearances requests:

De Minimis Trading Rule: Pre-clearance requests for 500 shares or less of a particular security with a market value of $25,000.00 or less, aggregated daily, would, in most cases, not be subject to the blackout period restrictions and the restriction on actively traded securities because management has determined that transactions of this size do not typically present any conflict of interest as long as the requestor is not associated with the conflicting fund or account.

Market Cap Securities Exception: Pre-clearance requests in a security with a market capitalization of $5 billion or more would in most cases except where another conflict occurs such as frontrunning violation, not be subject to the blackout period restrictions and the restriction on actively traded securities because management has determined that transactions in these types of companies do not typically present any conflict of interest as long as the requestor is not associated with the conflicting fund or account.

Trading in Exchange Traded Funds/Notes and Options on covered securities

Exchange Traded Funds, Exchange Traded Notes and Options on covered securities are required to receive pre-clearance approval prior to trading. However if the Exchange Traded Fund/Note or Option has an average market capitalization of $5 billion or more; or is based on a non-covered security; or is based on one of the following broad based indices it will be treated as a market cap exception security, in each case provided it is not a John Hancock Affiliated Fund.

•	the S&P 100, S&P Midcap 400, S&P 500, FTSE 100, and Nikkei 225;
•	Direct obligations of the U.S. Government (e.g., treasury securities)
•	Indirect obligations of the U.S. Government with a maturity of less than 1 year (GNMA)
•	Commodities;
•	Foreign currency

6)	Policies Outside of the Code of Ethics

The John Hancock Affiliated Funds have certain policies that are not part of the Code, but are equally important:

MFC Code of Business Conduct & Ethics

Applies to:	All Covered Employees

The MFC Code of Business Conduct and Ethics (the “MFC Code”) provides standards for ethical behavior when representing the Company and when dealing with employees, field representatives, customers, investors, external suppliers, competitors, government authorities and the public.

The MFC Code applies to directors, officers and employees of MFC, its subsidiaries and controlled affiliates. Sales representatives and third party business associates are also expected to abide by all applicable provisions of the MFC Code and adhere to the principles and values set out in the MFC Code when representing Manulife to the public or performing services for, or on behalf of, Manulife.

Other important issues in the MFC Code include:

▪	MFC values – P.R.I.D.E.;

▪	Ethics in workplace;

▪	Ethics in business relationships;

▪	Misuse of inside information;

▪	Receiving or giving of gifts, entertainment or favors;

▪	Misuse or misrepresentation of your corporate position;

▪	Disclosure of confidential or proprietary information;

▪	Disclosure of outside business activities;

▪	Antitrust activities; and

▪	Political campaign contributions and expenditures relating to public officials.

John Hancock Gift & Entertainment Policy

Applies to:	All Covered Employees

You are subject to the Gift and Entertainment Policy for the John Hancock Advisers which is designed to prevent the appearance of an impropriety, potential conflict of interest or improper payment.

The Gift & Entertainment Policy covers many issues relating to giving and accepting of gifts and entertainment when dealing with business partners, such as:

▪	Gift & Business Entertainment Limits
▪	Restrictions on Gifts & Entertainment
▪	Reporting of Gifts & Entertainment

John Hancock Insider Trading Policy

Applies to:	All Covered Employees

The antifraud provisions of the federal securities laws generally prohibit persons with material non- public information from trading on or communicating the information to others. Sanctions for violations can include civil injunctions, permanent bars from the securities industry, civil penalties up to three times the profits made or losses avoided, criminal fines and jail sentences. While Access Level I Persons are most likely to come in contact with material non-public information, the rules (and sanctions) in this area apply to all persons covered under this code and extend to activities both related and unrelated to your job duties.

The John Hancock Insider Trading Policy (the “Insider Trading Policy”) covers a number of important issues, such as:

•	Possession of material non-public information
•	The misuse of material non-public information
•	Restricting access to material nonpublic information

John Hancock Whistleblower Policy

Applies to:	All Covered Employees

The Audit Committee of the mutual funds’ Board of Trustees investigates improprieties or suspected improprieties in the operations of a fund and has established procedures for the confidential, anonymous submission by employees of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC. (collectively the “Advisers”) or any other provider of accounting related services, of complaints regarding accounting, internal accounting controls, auditing matters or violations of securities law.

The objective of this policy is to provide a mechanism by which complaints and concerns regarding accounting, internal accounting controls, auditing matters or violations of securities law may be raised and addressed without the fear or threat of retaliation. The funds desire and expect that the employees and officers of the Advisers, or any other service provider to the funds will report any complaints or concerns they may have regarding accounting, internal accounting controls or auditing matters.

Persons may submit complaints or concerns to the attention of funds’ Chief Compliance Officer by sending a letter or other writing to the funds’ principal executive offices, by telephone call to or an email to the Ethics Hotline, Ethics Hotline can be reached at 1-866-294-9534, or through the Ethicspoint website at www.manulifeethics.com. The Ethics Hotline and Ethicspoint website are operated by an independent third party, which maintains the anonymity of all complaints.

Complaints and concerns may be made anonymously to the funds’ Chief Compliance Officer. In addition any complaints or concerns may also be communicated anonymously, directly to any member of the Audit Committee.

Policy and Procedures Regarding Disclosure of Portfolio Holdings

Applies to:	All Covered Employees

It is our policy not to disclose nonpublic information regarding Fund portfolio holdings except in the limited circumstances noted in this Policy. You can only provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis (i.e., the person receiving the information must have a legitimate business purpose for obtaining the information prior to it being publicly available and you must have a legitimate business purpose for disclosing the information in this manner). We consider nonpublic information regarding Fund portfolio holdings to be confidential and the intent of the policy and procedures is to guard against selective disclosure of such information in a manner that would not be in the best interest of Fund shareholders.

A listing of other corporate and divisional policies with which you should be familiar is listed in Appendix D.

7)	Reports and Other Disclosures outside the Code of Ethics

Broker Letter/Duplicate Confirm Statements

Applies to:	All Access Levels

In accordance with Rule 17j-1(d) (2) under the 1940 Act and Rule 204A-1(b) under the Advisers Act, you are required to report to Code of Ethics Administration each transaction in any reportable security. This applies to any personal securities trades in the categories described above in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” on page 3 of the Code, as well as trades in John Hancock Affiliated Funds.

To comply with these rules noted above you are required by this Code and by the Insider Trading Policy to inform your broker-dealer that you are employed by a financial institution. Your broker-dealer is subject to certain rules designed to prevent favoritism toward your accounts. You may not accept negotiated commission rates that you believe may be more favorable than the broker grants to accounts with similar characteristics.

When a brokerage account in which you have a beneficial interest is opened you must do the following before any trades are made:

•	Notify the broker-dealer with which you are opening an account that you are an employee of John Hancock;

•	Notify the broker-dealer if you are registered with the Financial Industry Regulatory Authority (the successor to the National Association of Securities Dealers) or are employed by John Hancock Funds, LLC or John Hancock Distributors, LLC

•	Notify Code of Ethics Administration, in writing, to disclose the new brokerage account before you place any trades,

Code of Ethics Administration will notify the broker-dealer to have duplicate confirmations of any trade, as well as statements or other information concerning the account, sent to John Hancock Financial Services Attention: General Funds Compliance, 197 Clarendon Street, C-03-13, Boston, MA 02116

Code of Ethics Administration may rely on information submitted by your broker as part of your reporting requirements under the Code.

Investment Professional Disclosure of Personal Securities Conflicts

Applies to:	Access Level I

As an investment professional, you must promptly disclose your direct or indirect beneficial interest in a security that is under consideration for purchase or sale in a John Hancock Affiliated Fund or account. See Appendix E.

8)	Reporting Requirements and Other Disclosures inside the Code of Ethics

Initial/Annual Brokerage Holdings Report

Applies to:	All Access Levels

In accordance with Rule 17j-1(d) under the 1940 Act and Rule 204A-1(b) under the Advisers Act; you must file an initial holdings report within 10 calendar days after becoming an Access Person. The information must be current as of a date no more than 45 days prior to your becoming an Access Person.

In addition, on an annual basis you must also certify to an annual holdings report within 45 calendar days after the required certification date determined by Code of Ethics Administration. The information in the report must be current as of a date no more than 45 days prior to the date the report is submitted. This applies to any personal securities holdings in the categories described in section 3: “Which Accounts and Securities are Subject to the Code’s Personal Trading Restrictions” found on page 3 of the Code. It also includes holdings in John Hancock Affiliated Funds, including holdings in the John Hancock 401(k) plan.

You will receive an annual holdings certification request from Code of Ethics Administration. Your annual holdings certification requirement will ask you to log into the Personal Trading Control Center (PTCC), https://hancock.complysci.com to certify that the system has accurately captured all your reportable security holdings as of the certification date.

Holdings in John Hancock Affiliated Funds & Variable Products must be reported, regardless of where they are held.

Holdings in your Global Share Ownership program of Manulife Financial Corporation, Inc. (MFC) stock must be reported.

Even if you have no holdings to report you will be asked to complete this requirement.

Quarterly Brokerage Account & Transaction Certification

Applies to:	All Access Levels

In accordance with Rule 17j-1(d) under the 1940 Act and Rule 204A-1(b) under the Advisers Act, on a quarterly basis, all access persons are required to certify to a listing of brokerage accounts and all transactions in these brokerage accounts, as well as transactions in John Hancock Affiliated Funds, have been effected in accordance with the Code. Within 30 calendar days after the end of each calendar quarter, you will be asked to log into the Personal Trading Control Center (PTCC) System to certify that the system has accurately captured all brokerage accounts and the covered security transactions in these accounts for the preceding calendar quarter.

All transactions in John Hancock Affiliated Funds and Variable Products must be reported.

Only voluntary transactions, such as fund exchanges, need to be reported for transactions in your John Hancock 401(k) Savings account.

Global Share Ownership Plan:

Only sell transactions of MFC stock in your Global Share Ownership plan need to be reported.

Even if you have no accounts or transactions to report you will be asked to complete the certification.

For each contract or account you must certify that the following information is captured accurately:

•	Account number
•	Account registration
•	Brokerage Firm

For each transaction required to be reported you must certify the following information was captured accurately:

•	the date of the transaction, the title, and as applicable the exchange ticker symbol or CUSIP number, interest rate and maturity date, number of shares, and principal amount of each reportable security involved;

•	the nature of the transaction (i.e. purchase, sale or any other type of acquisition or disposition);

•	the price at which the transaction was effected;

•	the name of the broker, dealer or bank with or through which the transaction was effected; and

Annual Certification of Code of Ethics

Applies to:	All Access Levels

At least annually (or additionally when the Code has been materially changed), you must provide a certification at a date designated by Code of Ethics Administration that you:

(1)	have read and understood the Code;

(2)	recognize that you are subject to its policies; and

(3)	have complied with its requirements.

You are required to make this certification to demonstrate that you understand the importance of these policies and your responsibilities under the Code.

Reporting of Gifts, Donations, and Inheritances

Applies to:	All Access Levels

•	For Access Level III Persons: If you gift or donate shares of a reportable security it is considered a sale and you must notify Code of Ethics Administration of the gift or donation on the date given. You must also make sure the transaction is properly reported on your next quarterly transaction certification.

•	If you receive a gift or inherit a reportable security you must report the new holding to Code of Ethics Administration within 30 days of receipt and you must ensure the holding is properly reported on your next annual holdings certification.

9)	Subadviser Compliance

A subadviser to a John Hancock Affiliated Fund has a number of code of ethics responsibilities:

•	The sub-adviser must have adopted their own code of ethics in accordance with Rule 204A-1(b) under the Advisers Act which has been approved by the Board of Trustees

•	On a quarterly basis, each sub-adviser certifies compliance with their code of ethics or reports material violations if such have occurred; and

•	Each sub-advisor must report quarterly to the Chief Compliance Officer, any material changes to its code of ethics

Adoption and Approval

The Board of a John Hancock Affiliated Fund, including a majority of the Fund’s Independent Board Members, must approve the code of ethics of the Fund’s adviser, subadviser or principal underwriter (if an affiliate of the underwriter serves as a Board member or officer of the Fund or the adviser) before initially retaining its services.

Any material change to a code of ethics of a subadviser to a fund must be approved by the Board of the John Hancock Affiliated Fund, including a majority of the Fund’s Independent Board Members, no later than six months after adoption of the material change.

The Board may only approve the code if they determine that the code:

•	contains provisions reasonably necessary to prevent the subadviser’s Access Persons (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from engaging in any conduct prohibited by Rule 17j-1 and 204A-1;

•	requires the subadviser’s Access Persons to make reports to at least the extent required in Rule 17j-1(d) and Rule 204A-1(b);

•	requires the subadviser to institute appropriate procedures for review of these reports by management or compliance personnel (as contemplated by Rule 17j-1(d)(3) and Rule 204 A- 1(a)(3);

•	provides for notification of the subadviser’s Access Persons in accordance with Rule 17j-1(d)(4) and Rule 204A-1(a)(5);

•	requires the subadviser’s Access Persons who are Investment Personnel to obtain the pre- clearances required by Rule 17j-1(e); and

•	requires the subadviser’s Access Persons to obtain the pre-clearances required by Rule 204A- 1(c)

The Chief Compliance Officer of the John Hancock Affiliated Funds oversees each of the fund’s sub-adviser’s to ensure compliance with each of the provisions included in this section.

Subadviser Reporting & Recordkeeping Requirements

Each subadviser completes an annual Code of Ethics questionnaire and certification as to their compliance under Rule 17j-1 and summary of any violation to the relevant John Hancock Adviser, whom present summaries to the Board of Trustees during their June meeting.

10)	Reporting to the Board

No less frequently than annually, the Office of the CCO will furnish to the Board of Trustees a written report that:

•  describes issues that arose during the previous year under the code of ethics or the related procedures, including, but not limited to, information about material code or procedure violations, as well as any sanctions imposed in response to the material violations, and

•  certifies that each entity, including the subadvisers have adopted procedures reasonably necessary to prevent its Access Persons from violating its code of ethics.

•  Any material changes to the Code are presented to the Trustees within six month for their approval.

11)	Reporting Violations

If you know of any violation of the Code, you have a responsibility to promptly report it to the Chief Compliance Officer of your company. You should also report any deviations from the controls and procedures that safeguard John Hancock and the assets of our clients.

Since we cannot anticipate every situation that will arise, it is important that we have a way to approach questions and concerns. Always ask first, act later. If you are unsure of what to do in any situation, seek guidance before you act.

Speak to your manager, a member of the Human Resources Department or Law Department or your divisional compliance officer if you have:

-	a doubt about a particular situation;
-	a question or concern about a business practice; or

-	a question about potential conflicts of interest

You may report suspected or potential illegal or unethical behavior without fear of retaliation. John Hancock does not permit retaliation of any kind for good faith reports of illegal or unethical behavior.

Concerns about potential or suspected illegal or unethical behavior should be referred to a member of the Human Resources or Law Department.

Unethical, unprofessional, illegal, fraudulent or other questionable behavior may also be reported by calling a confidential toll free Ethics Hotline or at www.ManulifeEthics.com.

Ethics Hotline can be reached at 1-866-294-9534.

12)	Interpretation and Enforcement

The Code cannot anticipate every situation in which personal interests may be in conflict with the interests of our clients and fund investors. You should be responsive to the spirit and intent of the Code as well as its specific provisions.

When any doubt exists regarding any Code provision or whether a conflict of interest with clients or fund investors might exist, you should discuss the situation in advance with the Chief Compliance Officer of your company. The Code is designed to detect and prevent fraud against clients and fund investors, and to avoid the appearance of impropriety.

The Chief Compliance Officer has general administrative responsibility for the Code as it applies to the covered employees; an appropriate member of Code of Ethics Administration will administer procedures to review personal trading activity. Code of Ethics Administration also regularly reviews the forms and reports it receives. If these reviews uncover information that is incomplete, questionable, or potentially in violation of the rules in this document, Code of Ethics Administration will investigate the matter and may contact you.

The Board of the John Hancock Affiliated Funds approve material amendments to the Code and authorize sanctions imposed on Access Persons of the Funds. Accordingly, Code of Ethics Administration will refer violations to the CCO of the Trust/Adviser for further review and action, including determination if the matter should be presented to the Ethics Oversight Committee and/or the Board of Trustees for recommended action based on the John Hancock Advisers Schedule of Fines and Sanctions. See Appendix F.

The following factors will be considered when determining a fine or other disciplinary action:

•	the person's position and function (senior personnel may be held to a higher standard);

•	the amount of the trade;

•	whether the John Hancock Affiliated Funds hold the security and were trading the same day;

•	whether the violation was by a family member;

•	whether the person has had a prior violation and which policy was involved; and

•	whether the employee self-reported the violation.

John Hancock takes all rule violations seriously and, at least once a year, provides the Board of the John Hancock Affiliated Funds with a summary of all material violations and sanctions, significant conflicts of interest and other related issues for their review. Sanctions for violations could include (but are not limited to) fines, limitations on personal trading activity, suspension or termination of the violator's position with John Hancock and/or a report to the appropriate regulatory authority.

You should be aware that other securities laws and regulations not addressed by the Code may also apply to you, depending on your role at John Hancock.

The CCO of the Adviser/Trust and the Ethics Oversight Committee retain the discretion to interpret the Code’s provisions and to decide how they apply to any given situation.

13)	Exemptions & Appeals

Exemptions to the Code may be granted by the Chief Compliance Officer where supported by applicable facts and circumstances. If you believe that you have a situation that warrants an exemption to the any of the rules and restrictions of this Code you need to complete a “Code of Ethics Exemption Request Form” to request approval from the Chief Compliance Officer.

Exemption requests which pose a conflict of interest for the Chief Compliance Officer will be escalated to the Ethics Oversight Committee for review and consideration.

Sole discretion Exemption: A transaction does not need to be pre-cleared if it takes place in an account that the CCO of the Adviser/Trust has approved in writing as exempt from the pre-clearance requirement. In the sole discretion of Code of Ethics Administration and the Chief Compliance Officer, accounts that will be considered for exclusion from the pre-clearance requirement are only those for which an employee’s securities broker, Trustee or investment advisor has complete discretion whereby the access person has no direct or indirect influence or control over the account, including:

1)	Not being able to suggest that the trustee or third-party discretionary manager make any particular purchases or sales of securities;
2)	Not being able to direct the trustee or third-party discretionary manager to make any particular purchases or sales of securities; and
3)	You did not consult with the trustee or third-party discretionary manager as to the particular allocation of investments to be made in your account.

Employees wishing to seek such an exemption must complete a “Pre-Clearance Waiver Form for Sole Discretion Accounts” and satisfy all requirements.

These forms can be obtained by contacting Code of Ethics Administration.

You will be notified of the outcome of your request by the Code of Ethics Administrator and/or the Chief Compliance Officer.

Appeals: If you believe that your request has been incorrectly denied or that an action is not warranted, you may appeal the decision. To make an appeal, you need to give the CCO of the Adviser/Trust a written explanation of your reasons for appeal within 30 days of the date that you were informed of the decision. Be sure to include any extenuating circumstances or other factors not previously considered. During the review process, you may, at your own expense, engage an attorney to represent you. Code of Ethics Administration may arrange for Ethics Oversight Committee or other parties to be part of the review process.

14)	Education of Employees

This Code constitutes the code of ethics required by Rule 17j-1 under the Investment Company Act of 1940 and by Rule 204A-1 under the Investment Advisers Act of 1940. Code of Ethics Administration will provide a paper copy or electronic version of the Code (and any amendments) to each person subject to the Code. Code of Ethics Administration will also administer training to employees on the principles and procedures of the Code and other related policies.

15)	Recordkeeping

Code of Ethics Administration will maintain:

•	a copy of the current Code for John Hancock and a copy of each code of ethics in effect at any time within the past five years.

•	a record of any violation of the Code, and of any action taken as a result of the violation, for six years.

•	a copy of each report made by an Access Person under the Code, for six years (the first two years in a readily accessible place).

•	a record of all persons, currently or within the past five years, who are or were, required to make reports under the Code. This record will also indicate who was responsible for reviewing these reports.

•	a record of any decision, and the reasons supporting the decision, to approve the acquisition by an Access Level I Persons of IPOs or private placement securities, for six years.

•	a record of any decision, and the reasons supporting the decision, to approve the acquisition by an Access Person of the John Hancock Advisers IPOs or private placement securities, for six years.

Appendix A — Access Person Categories

You have been notified about which of these categories applies to you, based on Code of Ethics Administration’s understanding of your current role. If you have a level of investment access beyond that category, or if you are promoted or change duties and as a result should more appropriately be included in a different category, it is your responsibility to immediately notify the Chief Compliance Officer of your company.

1)	Access Level I - Investment Access Person: An associate, officer or non-independent board member of a John Hancock Adviser who, in connection with his/her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the John Hancock Affiliated Funds.

(Examples: Portfolio managers; analysts; and traders)

2)	Access Level II - Regular Access Person: An associate, senior officer (vice president and higher) or non- independent board member of John Hancock Funds; a John Hancock Adviser; John Hancock Funds, LLC; John Hancock Distributors, LLC; each open-end and closed-end fund advised by a John Hancock Adviser or other John Hancock entity who, in connection with his/her regular functions or duties, has regular access to nonpublic information regarding any clients' purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any John Hancock Affiliated Fund; or who is involved in making securities recommendations to clients, or who has regular access to such recommendations that are nonpublic.

(Examples: Office of the Chief Compliance Officer, Fund Administration, Investment Management Services, Administrative Personnel supporting Access Level I Persons, Technology Resources Personnel with access to investment systems, Private Client Group Personnel, and anyone else that Code of Ethics Administration deems to have regular access.)

3)	Access Level III – Periodic Access Person: An associate, officer (assistant vice president and higher) or non-independent board member of John Hancock Funds; a John Hancock Adviser; John Hancock Funds, LLC; John Hancock Distributors, LLC; each open-end and closed-end fund advised by a John Hancock Adviser or other John Hancock entity who, in connection with his/her regular functions or duties, has periodic access to nonpublic information regarding any clients' purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any John Hancock Affiliated Fund.

Examples: (Legal staff, Marketing, Product Development, E-Commerce, Corporate Publishing, Administrative Personnel supporting Access Level II Persons, and anyone else that Code of Ethics Administration deems to have periodic access.)

Appendix B — Preferred Brokers List While employed by John Hancock, you must maintain your accounts at one of the preferred brokers approved by John Hancock. The following are the preferred brokers for you to maintain your covered accounts:

Ameriprise

Bank of Oklahoma

Bank of Texas

Barclays Wealth Management

Brave Warrior Advisors

Charles Schwab

Chase Investment Services

Citigroup

Constellation Wealth Management

Credit Suisse

DB Alex Brown

Edward Jones

E*Trade

Fidelity

First Republic

Goldman Sachs Wealth Management

HSBC Private Bank

Interactive Brokers

JB Were

JP Morgan Private Bank

JP Morgan Securities

Lincoln Financial

Merrill Lynch & Bank of America

Morgan Stanley Private Wealth

Morgan Stanley Smith Barney

Northern Trust

Northern Trust Institutional

Oppenheimer & Co.

OptionsXpress

Pershing Advisor Solutions

Piper Jaffray

Raymond James

Revolution Capital

Robert W. Baird & Co.

Sanders Morris Harris

Scottrade

Stifel

TD Ameritrade

T. Rowe Price

Thompson Davis & Co.

UBS

US Trust

Vanguard

Appendix C — Pre-clearance Procedures

Submitting a Standard Trade Preclearance Request:

Click on the blue arrowhead next to Preclearance and click > Trade Request.

You will be directed to the Request Preclearance for a Trade page.

Request Preclearance for a Trade: The fields on this page are as follows (you may or may not see all fields, depending on your firm’s PTCC setup):

Instructions This field contains your firm’s preclearance instructions. Read these instructions carefully before proceeding with your request.

Transaction Type Select “Buy” or “Sell” as appropriate. Depending on your firm’s PTCC setup, “Sell Short” and “Cover Short” transaction types may also be available.

Quantity Type the quantity that you are requesting into the box provided. For options, enter the number of shares, not the number of contracts. For bonds, enter the dollar face value (e.g., 35 bonds for $1000 should be entered as 35,000).

Security You must select the security from the security master by using the lookup function (click > lookup). The lookup function allows you to search by Symbol (ticker), security identifier, company name, description, and or security type. When you locate the correct security in the lookup screen, click on the ticker to populate the Security field on the form.

Special Request Check this box if your request is a “Special Request” as defined by your firm in the Instructions. Otherwise, leave the box unchecked.

Additional Info Enter any additional information required by your firm into the box provided. Please see the Instructions to determine what information (if any) is required.

When you have completed the applicable fields, click > Submit Request at the bottom of the screen.

You will be directed to a confirmation page, where you may proceed with the request by clicking > Confirm Request.

You will be directed to the Trade Preclearance Request Details page.

Trade Preclearance Request Details

This page displays a summary of your request, along with the Request Status. The Request Status gives you the firm’s decision regarding permission to carry out the requested trade; it will be Allowed (highlighted in green), Pending (highlighted in yellow), or Denied (highlighted in pink). If the request status is Pending, then your compliance department will receive a notification that there is a request requiring their review. When they make a decision (Allow or Deny), you will be notified via email that your preclearance request has been updated; you may log on to PTCC to view the details.

Shortcuts to the Trade Preclearance Request Page

A link is available on the Security Details page that will allow you to move directly to a preclearance form where the Security field is pre-populated. You may reach this page by locating a security via the Security Lookup – Advanced Search feature or by clicking on the magnifying glass icon next to a ticker displayed in PTCC.

Security Details Page

On the Security Details page, click > Request Trade preclearance for this Security. You will be directed to the Request Preclearance for a Trade page, where the security will already be populated in the Security field. A similar feature is available on the Transactions page. If you already hold a security, then you can drill down to the Transactions page for that holding to access this feature.

Request Trade Preclearance Link on Transactions Page

Click > Request Trade preclearance for this Security (near the bottom of the page). You will be directed to the Request Preclearance for a Trade page, where the security will already be populated in the Security field.

Submitting IPO / Private Placement Preclearance:

Click on the blue arrowhead next to Preclearance and click > IPO / Private Placement Request.

You will be directed to the Request IPO / Private Placement / Other Preclearance page

Request IPO / Private Placement / Other Preclearance Screen

This page consists of a list of questions required by the firm to determine pre-clearance. First, read the Instructions provided in the box at the top of the screen – these are instructions for how to complete the questions.

After reading the instructions, respond to the questions listed by using the Respond function. If the following message is displayed below a question, then you must respond to the question before you will be able to submit the request: A response is required for this question.

When you have finished answering all of the relevant questions, click > Submit Request.

You will be directed to a confirmation page, where you may proceed with the request by clicking > Confirm Request.

You will be directed to the IPO / Private Placement / Other Preclearance Request Details page.

IPO / Private Placement / Other Preclearance Request Details

This page displays a summary of your request, along with the Request Status. The Request Status gives you the firm’s decision regarding permission to carry out the requested transaction; it will be Allowed (highlighted in green), Denied (highlighted in pink), or, most likely, Pending (highlighted in yellow).

If the request status is Pending, then your compliance department will receive a notification that there is a request requiring their review. When they make a decision (Allow or Deny), you will be notified via email that your preclearance request has been updated; you may log on to PTCC to view the details.

Appendix D — Other Important Policies outside the Code

1)	Policy Regarding Dissemination of Mutual Fund Portfolio Information

2)	Manulife Financial Corporation Anti-Fraud Policy

3)	John Hancock Anti-Money Laundering (AML) and Anti-Terrorist Financing (ATF) Program

4)	Conflict of Interest Rules for Directors and Officers

5)	John Hancock Non-Cash Compensation Policy

Appendix E — Investment Professional Disclosure of Personal Securities Conflicts

As an investment professional, Access Level I Persons, you must promptly disclose your direct or indirect beneficial interest in a security that is under consideration for purchase or sale in a John Hancock Affiliated Fund or account. You are required to follow the following guidelines.

If you or a member of your family own:

a 5% or greater interest in a company, John Hancock Affiliated Funds and its affiliates may not make any investment in that company;

a 1% or greater interest in a company, you cannot participate in any decision by John Hancock Funds and its affiliates to buy or sell that company’s securities;

ANY other interest in a company, you cannot recommend or participate in a decision by John Hancock Affiliated Funds, and its affiliates to buy or sell that company’s securities unless your personal interest is fully disclosed at all stages of the investment decision.

In such instances, you must initially disclose that beneficial interest orally to the primary portfolio manager (or other appropriate analyst) of the Affiliated Fund or account or the appropriate Chief Investment Officer. Following the oral disclosure, you must send a written acknowledgement to the primary portfolio manager with a copy to the Code of Ethics Administration Department.

For the purposes of this requirement investment professionals are defined as analysts and portfolio managers.

Appendix F — John Hancock Advisers Schedule of Fines and Sanctions

Code Violation	Policy Memo	Violation Notice	Fine	Liquidate Position	Profit Surrender[4]	Restrict Trading	Termination	Comments
1st Procedural Pre-clearance Violation[1]	X							Subsequent violations may result in fines**
1st Failure to Pre-clear (would have been approved)	X					**		Subsequent violations may result in fines**
1st Failure to Pre-clear (would have been denied)	X			X	X	**		Subsequent violations may result in fines**
Trading after Pre-clearance Denial		X	X	X	X	**		2 First Violation = $250/$1000 - Subsequent Violations set by Ethics Oversight Committee at least = $500/$2000
2nd Procedural Pre-clearance Violation[1]		X						2 First Violation = $250/$1000 - Subsequent Violations set by Ethics Oversight Committee at least = $500/$2000
2nd Failure to Pre-clear (would have been approved)		X				**		Subsequent violations may result in fines**
2nd Failure to Pre-clear (would have been denied)		X		X	X	**		Subsequent violations may result in fines**
3rd Failure to Preclear or Procedural Violation		X	X	X	X	**		2 First Violation = $250/$1000 - Subsequent Violations set by Ethics Oversight Committee at least = $500/$2000
Special Consideration Security w/out approval (would have been approved)[3]		X						Subsequent violations may result in fines**
Special Consideration Security w/out approval (would have been denied)[3]		X	X	X	X			2 First Violation = $250/$1000 - Subsequent Violations set by Ethics Oversight Committee at least = $500/$2000
1st Ban on Short Term Profits Rule Violation	X				X			Subsequent violations may result in fines**
2nd Ban on Short Term Profits Rule Violation		X	X		X	**		2 First Violation = $250/$1000 - Subsequent Violations set by Ethics Oversight Committee at least = $500/$2000
Violation of Blackout Period		X	X	X	X	**		2 First Violation = $250/$1000 - Subsequent Violations set by Ethics Oversight Committee at least = $500/$2000
Required Reporting Violation[5]	X							Subsequent violations may result in fines**
Certifying to incorrect data (i.e. holdings discrepancies)	X							Subsequent violations may result in fines**
Refusal to Acknowledge Code							X	Habitual violations of the requirements of the Code of Ethics

**At the discretion of the Ethics Oversight Committee

Please note: Any of the above violations may result in a meeting with Code of Ethics Administration at the discretion of the Chief Compliance Officer

1 Procedural Pre-clearance = incorrect amount of shares, incorrect trading symbol or cusip, incorrect trade direction or incorrect brokerage account

2 Tiered Fines: lesser amount is for Regular Access persons with a job grade below AVP and higher amount is for Investment Access Persons and anyone with a job grade of AVP or higher.

3 Special Consideration Securities are Initial Public Offerings, Private Placements, or Limited Offerings.

4 Disgorgement only if profit is greater than $100

5 Reporting Violations - Related to Initial, Quarterly and Annual Certifications and violations of timely disclosure of new accounts and acquisitions and dispositions of covered securities; i.e. gifts/donations and inheritances.

Appendix G — Chief Compliance Officers and Code of Ethics Contacts

Entity	Chief Compliance Officer
John Hancock Advisers, LLC	Frank Knox – 617-663-2430
John Hancock Investment Management Services, LLC	Frank Knox
Each open-end and closed-end fund advised by a John Hancock Adviser	Frank Knox
John Hancock Funds, LLC	Michael Mahoney - 617-663-3021
John Hancock Distributors, LLC	Michael Mahoney –

Code of Ethics Contact	Phone number
Code of Ethics Hotline	617-572-9100(Ext#729100)
Code of Ethics Administration	617-572-9100 ext. 729100

(f)(2) Not applicable

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES:

2016: $180,016

2015: $147,164

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)	AUDIT RELATED FEES:

2016: $24,250

2015: $31,376

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and affiliated service provider internal controls reviews. In addition, amounts billed to control affiliates for service provider internal controls reviews were $106,517 and $103,474 for the fiscal years ended December 31, 2016 and 2015, respectively.

(c)	TAX FEES:

2016: $235

2015: $0

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.  The tax fees for the year ended December 31, 2015 were $0 as the tax services were provided by a service provider other than the principal accountant.

(d)	ALL OTHER FEES:

2016: $802

2015: $1,300

These fees represent other fees for John Hancock Funds II billed to the registrant or to control affiliates.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f)	Not Applicable.
(g)	The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,622,636 for the fiscal year ended December 31, 2016 and $7,124,497 for the fiscal year ended December 31, 2015.
(h)	The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and service affiliates that were not pre-approved pursuant to paragraph (c) (7ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining PwC’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Included with Item 1.
(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS. Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS. Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) SEE ATTACHED CODE OF ETHICS.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940

(c)(1) SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS IS ATTACHED. SEE ATTACHED “JOHN HANCOCK FUNDS – GOVERNANCE COMMITTEE CHARTER”.

(c)(2) CONTACT PERSON AT THE REGISTRANT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott
Andrew Arnott
President
Date: February 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott
President
Date: February 21, 2017

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: February 21, 2017